                                                                    EXHIBIT 10.7

                                                                  EXECUTION COPY




                           SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT

                           Dated as of August 5, 1997


                                      among


                                AAS HOLDINGS, LLC

                         ADVANCED ACCESSORY SYSTEMS, LLC

                             VALLEY INDUSTRIES, LLC

                             BRINK INTERNATIONAL BV

                                    BRINK BV

                       THE INSTITUTIONS FROM TIME TO TIME
                             PARTY HERETO AS LENDERS

                                       and

                                    NBD BANK,
                           as Administrative Agent and
                       Documentation and Collateral Agent


                                       and

                            THE CHASE MANHATTAN BANK,
                           as Co-Administrative Agent
                              and Syndication Agent

                                TABLE OF CONTENTS


                                                                                                         PAGE

ARTICLE I:  DEFINITIONS...................................................................................1
         1.1  Certain Defined Terms.......................................................................1
         1.2  Supplemental Disclosure....................................................................41

ARTICLE II:  THE CREDITS.................................................................................42
         2.1. Term Loans.................................................................................42
         2.2  Revolving Loans............................................................................46
         2.3  Swing Line Loans...........................................................................46
         2.4  Rate Options for all Advances..............................................................48
         2.5  Optional Payments; Mandatory Prepayments...................................................48
                  (A)  Optional Payments.................................................................48
                  (B)  Mandatory Prepayments.............................................................48
         2.6  Reduction of Commitments...................................................................52
         2.7  Method of Borrowing........................................................................52
         2.8  Method of Selecting Types and Interest Periods for Advances; Determination of
                  Applicable Margins.....................................................................52
                  (a)  Method of Selecting Types and Interest Periods for Advances.......................52
                  (b)  Determination of Applicable Margins, Applicable Letter of Credit Fee and
                           Applicable Commitment Fee.....................................................53
         2.9  Minimum Amount of Each Advance.............................................................55
         2.10  Method of Selecting Types and Interest Periods for Conversion and Continuation
                  of Advances............................................................................55
                  (A)  Right to Convert..................................................................55
                  (B)  Automatic Conversion and Continuation.............................................56
                  (C)  No Conversion Post-Default or Post-Unmatured Default..............................56
                  (D)  Conversion/Continuation Notice....................................................56
         2.11  Default Rate..............................................................................56
         2.12  Collections Account Arrangements..........................................................56
         2.13  Method of Payment.........................................................................57
         2.14  Notes, Telephonic Notices.................................................................58
         2.15  Promise to Pay; Interest and Fees; Interest Payment Dates; Interest and Fee Basis;
                  Taxes; Loan and Control Accounts.......................................................58
                  (A)  Promise to Pay....................................................................58
                  (B)  Interest Payment Dates............................................................59
                  (C)  Fees..............................................................................59
                  (D)  Interest and Fee Basis............................................................59
                  (E)  Taxes.............................................................................60


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
                  (F)  Loan Account......................................................................63
                  (G)  Control Account...................................................................63
                  (H)  Entries Binding...................................................................63
         2.16  Notification of Advances, Interest Rates, Prepayments and Aggregate Revolving
                  Loan Commitment Reductions.............................................................64
         2.17  Lending Installations.....................................................................64
         2.18  Non-Receipt of Funds by the Administrative Agent..........................................64
         2.19  Termination Date..........................................................................64
         2.20  Replacement of Certain Lenders............................................................65
         2.21  Letter of Credit Facility.................................................................66
         2.22  Letter of Credit Participation............................................................66
         2.23  Reimbursement Obligation..................................................................67
         2.24  Cash Collateral...........................................................................67
         2.25  Letter of Credit Fees.....................................................................68
         2.26  Indemnification; Exoneration..............................................................68
         2.27  Judgment Currency.........................................................................70
         2.28  Market Disruption.........................................................................70
         2.29  Borrowing Subsidiaries....................................................................70

ARTICLE III:  CHANGE IN CIRCUMSTANCES....................................................................71
         3.1  Yield Protection...........................................................................71
         3.2  Changes in Capital Adequacy Regulations....................................................72
         3.3  Availability of Types of Advances..........................................................73
         3.4  Funding Indemnification....................................................................73
         3.5  Lender Statements; Survival of Indemnity...................................................73

ARTICLE IV:  CONDITIONS PRECEDENT........................................................................74
         4.1  Initial Advances and Letters of Credit.....................................................74
         4.2  Each Advance and Letter of Credit..........................................................74

ARTICLE V:  REPRESENTATIONS AND WARRANTIES...............................................................74
         5.1  Organization; Powers.......................................................................75
         5.2  Authority..................................................................................75
         5.3  No Conflict; Governmental Consents.........................................................76
         5.4  Financial Statements.......................................................................76
         5.5  No Material Adverse Change.................................................................77
         5.6  Taxes......................................................................................77
                  (A)  Tax Examinations..................................................................77
                  (B)  Payment of Taxes..................................................................77
         5.7  Litigation; Loss Contingencies and Violations..............................................77
         5.8  Subsidiaries...............................................................................78
         5.9  ERISA......................................................................................78
         5.10  Accuracy of Information...................................................................79


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
         5.11  Securities Activities.....................................................................79
         5.12  Material Agreements.......................................................................79
         5.13  Compliance with Laws......................................................................79
         5.14  Assets and Properties.....................................................................80
         5.15  Statutory Indebtedness Restrictions.......................................................80
         5.16  Post-Retirement Benefits..................................................................80
         5.17  Insurance.................................................................................80
         5.18  Contingent Obligations....................................................................80
         5.19  Restricted Junior Payments................................................................80
         5.20  Labor Matters.............................................................................81
         5.21  The Valley Acquisition....................................................................81
         5.22  Environmental Matters.....................................................................81
         5.23  Capitalization............................................................................82
         5.24  Solvency..................................................................................82
         5.25  Foreign Employee Benefit Matters..........................................................83
         5.26  Dutch Withholding.........................................................................83

ARTICLE VI:  COVENANTS...................................................................................83
         6.1  Reporting..................................................................................83
                  (A)  Financial Reporting...............................................................83
                  (B)  Notice of Default.................................................................85
                  (C)  Lawsuits..........................................................................85
                  (D)  Insurance.........................................................................86
                  (E)  ERISA Notices.....................................................................86
                  (F)  Labor Matters.....................................................................88
                  (G)  Other Indebtedness................................................................88
                  (H)  Other Reports.....................................................................88
                  (I)  Environmental Notices.............................................................88
                  (J)  Borrowing Base Certificate........................................................88
                  (K)  Other Information.................................................................89
         6.2  Affirmative Covenants......................................................................89
                  (A)  Existence, Etc....................................................................89
                  (B)  Powers............................................................................89
                  (C)  Compliance with Laws, Etc.........................................................89
                  (D)  Payment of Taxes and Claims; Tax Consolidation....................................90
                  (E)  Insurance.........................................................................90
                  (F)  Inspection of Property; Books and Records; Discussions............................90
                  (G)  Insurance and Condemnation Proceeds...............................................91
                  (H)  ERISA Compliance..................................................................92
                  (I)  Maintenance of Property...........................................................92
                  (J)  Environmental Compliance..........................................................92
                  (K)  Use of Proceeds...................................................................92
                  (L)  Interest Rate Agreements..........................................................92


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

                  (M)  High Yield Offering...............................................................93
                  (N)  Foreign Employee Benefit Compliance...............................................93
         6.3  Negative Covenants.........................................................................93
                  (A)  Indebtedness......................................................................93
                  (B)  Sales of Assets...................................................................95
                  (C)  Liens.............................................................................95
                  (D)  Investments.......................................................................96
                  (E)  Contingent Obligations............................................................97
                  (F)  Restricted Junior Payments........................................................98
                  (G)  Conduct of Business; Subsidiaries; Acquisitions...................................99
                  (H)  Transactions with Shareholders and Affiliates....................................100
                  (I)  Restriction on Fundamental Changes...............................................100
                  (J)  Sales and Leasebacks.............................................................101
                  (K)  Margin Regulations...............................................................101
                  (L)  ERISA............................................................................101
                  (M)  Issuance of Equity Interests.....................................................102
                  (N)  Organizational Documents.........................................................102
                  (O)  Other Indebtedness...............................................................102
                  (P)  Fiscal Year......................................................................102
                  (Q)  Change of Deposit Accounts.......................................................102
                  (R)  Rate Hedging Obligations.........................................................103
                  (S)  Subordinated Indebtedness........................................................103
         6.4  Financial Covenants.......................................................................103
                  (A)  Defined Terms for Financial Covenants............................................103
                  (B)  Rentals..........................................................................105
                  (C)  Fixed Charge Coverage Ratio......................................................105
                  (D)  Minimum Consolidated Net Worth...................................................106
                  (E)  Maximum Leverage Ratio...........................................................106
                  (F)  Capital Expenditures.............................................................107

ARTICLE VII:  DEFAULTS..................................................................................107
         7.1  Defaults..................................................................................107

ARTICLE VIII:  ACCELERATION, DEFAULTING LENDERS; WAIVERS,
         AMENDMENTS AND REMEDIES........................................................................110
         8.1  Remedies..................................................................................110
                  (a)  Termination of Commitments; Acceleration.........................................110
                  (b)  Rescission.......................................................................111
                  (c) Enforcement.......................................................................111
         8.2  Defaulting Lender.........................................................................111
         8.3  Amendments................................................................................113
         8.4  Preservation of Rights....................................................................114


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
ARTICLE IX:  GENERAL PROVISIONS.........................................................................114
         9.1  Survival of Representations...............................................................114
         9.2  Governmental Regulation...................................................................115
         9.3  Performance of Obligations................................................................115
         9.4  Headings..................................................................................115
         9.5  Entire Agreement..........................................................................116
         9.6  Several Obligations; Benefits of this Agreement...........................................116
         9.7  Expenses; Indemnification.................................................................116
                  (A)  Expenses.........................................................................116
                  (B)  Indemnity........................................................................117
                  (C)  Waiver of Certain Claims; Settlement of Claims...................................118
                  (D)  Survival of Agreements...........................................................118
         9.8  Numbers of Documents......................................................................118
         9.9  Accounting................................................................................118
         9.10  Severability of Provisions...............................................................118
         9.11  Nonliability of Lenders..................................................................118
         9.12  GOVERNING LAW............................................................................118
         9.13  CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL..................................119
                  (A)  EXCLUSIVE JURISDICTION...........................................................119
                  (B)  OTHER JURISDICTIONS..............................................................119
                  (C)  VENUE............................................................................120
                  (D)  WAIVER OF JURY TRIAL.............................................................120
                  (E)  WAIVER OF BOND...................................................................120
                  (F)  ADVICE OF COUNSEL................................................................120
         9.14  No Strict Construction...................................................................120

ARTICLE X:  THE ADMINISTRATIVE AGENT....................................................................121
         10.1  Appointment; Nature of Relationship......................................................121
         10.2  Powers...................................................................................122
         10.3  General Immunity.........................................................................122
         10.4  No Responsibility for Loans, Creditworthiness, Collateral, Recitals, Etc.................122
         10.5  Action on Instructions of Lenders........................................................123
         10.6  Employment of Administrative Agents and Counsel..........................................123
         10.7  Reliance on Documents; Counsel...........................................................123
         10.8  The Agents' Reimbursement and Indemnification............................................123
         10.9  Rights as a Lender.......................................................................124
         10.10  Lender Credit Decision..................................................................124
         10.11  Successor Administrative Agent; Successor Documentation and Collateral Agent............124
         10.12  Collateral Documents....................................................................125

ARTICLE XI:  SETOFF; RATABLE PAYMENTS...................................................................126
         11.1  Setoff...................................................................................126
         11.2  Ratable Payments.........................................................................126
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

                                                                                                       PAGE

         11.3  Application of Payments..................................................................126
         11.4  Relations Among Lenders..................................................................127

ARTICLE XII:  BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS.........................................127
         12.1  Successors and Assigns...................................................................127
         12.2  Participations...........................................................................128
                  (A)  Permitted Participants; Effect...................................................128
                  (B)  Voting Rights....................................................................128
                  (C)  Benefit of Setoff................................................................129
         12.3  Assignments..............................................................................129
                  (A)  Permitted Assignments............................................................129
                  (B)  Effect; Effective Date...........................................................129
                  (C)  The Register.....................................................................130
         12.4  Confidentiality..........................................................................130
         12.5  Dissemination of Information.............................................................130

ARTICLE XIII:  NOTICES..................................................................................131
         13.1  Giving Notice............................................................................131
         13.2  Change of Address........................................................................131

ARTICLE XIV:  COUNTERPARTS..............................................................................131


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                             EXHIBITS AND SCHEDULES

                                    EXHIBITS

EXHIBIT A          --      Borrowing Base Certificate
                           (Definitions)

EXHIBIT B          --      Commitments
                           (Definitions)

EXHIBIT C          --      Form of Revolving Note
                           (Definitions)

EXHIBIT D-1        --      Form of Tranche A Term Note
                           (Definitions)

EXHIBIT D-2        --      Form of Tranche B Term Note
                           (Definitions)

EXHIBIT E          --      Form of Swing Line Loan Note
                           (Definitions)

EXHIBIT F          --      Form of Assignment Agreement
                           (Sections 2.19, 12.3)

EXHIBIT G          --      List of Closing Documents
                           (Section 4.1)

EXHIBIT H          --      Form of Officer's Certificate
                           (Sections 4.2, 6.1(A)(iv))

EXHIBIT I          --      Form of Compliance Certificate
                           (Sections 4.2, 6.1(A)(iv))

EXHIBIT J          --      Pro Forma Financial Statements
                           (Section 5.4(A))

EXHIBIT K          --      Form of Assumption Letter
                           (Definitions)

EXHIBIT J          --      Acquisition Agreement
                           (Definitions)

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                                    SCHEDULES


Schedule 1.1.1     --      Permitted Existing Contingent Obligations (Definitions)

Schedule 1.1.2     --      Permitted Existing Indebtedness (Definitions)

Schedule 1.1.3     --      Permitted Existing Investments (Definitions)

Schedule 1.1.4     --      Permitted Existing Liens (Definitions)

Schedule 5.3       --      Conflicts; Governmental Consents (Section 5.3)

Schedule 5.7       --      Litigation; Loss Contingencies (Section 5.7)

Schedule 5.8       --      Subsidiaries (Section 5.8)

Schedule 5.17      --      Insurance (Sections 5.17, 6.2(E))

Schedule 5.18      --      Contingent Obligations (Sections 5.7, 5.18)

Schedule 5.20      --      Labor Matters; Compensation Agreements (Section 5.20)

Schedule 5.22      --      Environmental Matters (Section 5.22)







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



                           SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT


         This Second Amended and Restated Credit Agreement dated as of August 5, 1997 is entered into among AAS Holdings, LLC, a Delaware limited liability company, Advanced Accessory Systems, LLC, a Delaware limited liability company, Valley Industries, LLC, a Delaware limited liability company, Brink International BV, a private company with limited liability incorporated under the laws of The Netherlands, Brink BV, a private company with limited liability incorporated under the laws of The Netherlands, and any Borrowing Subsidiaries which are now or may hereafter become a party hereto from time to time, the institutions from time to time a party hereto as Lenders, whether by execution of this Agreement or an assignment and acceptance pursuant to Section 12.3, NBD Bank, in its capacity as Administrative Agent for itself and the other Lenders and as Documentation and Collateral Agent, The Chase Manhattan Bank, in its capacity as Co-Administrative Agent and Syndication Agent and Chase Manhattan Bank Delaware, a Delaware banking corporation, as an Issuing Lender (as defined in Section 2.21) to amend and restate the Amended and Restated Credit Agreement entered into on or about December 26, 1996 among certain of the parties hereto (the "Existing Credit Agreement" which was an amendment to and restatement of the Credit Agreement dated as of October 30, 1996 among certain of the parties hereto) which is hereby amended and restated in its entirety. The parties hereto agree as follows:


ARTICLE I:  DEFINITIONS

         1.1 Certain Defined Terms. In addition to the terms defined in other sections of this Agreement, the following terms used in this Agreement shall have the following meanings, applicable both to the singular and the plural forms of the terms defined:

         As used in this Agreement:

         "AAS" means Advanced Accessory Systems, LLC, a Delaware limited liability company, and its successors and assigns, including a debtor-in-possession on behalf of AAS.

         "AAS CANADA" means Advanced Accessory Systems Canada Inc./Les Systemes d'Accessoire Advanced Canada inc., and its successors and assigns.

         "ACCOUNT DEBTOR" means the account debtor or obligor with respect to any of the Receivables and/or the prospective purchaser with respect to any contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with a Borrower.

         "ACQUISITION" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which a Borrower or any Subsidiary of a Borrower

(i) acquires any going business or all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of vote) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage of voting power), of the membership, ownership or other equity interests in a limited liability company or of the outstanding partnership interests of a partnership.

         "ACQUISITION AGREEMENT" has the meaning given that term in the definition of Valley Acquisition below.

         "ACQUISITION DOCUMENTS" means the Acquisition Agreement and all other documents, instruments and agreements entered into by Valley in connection with the Valley Acquisition.

         "ADMINISTRATIVE AGENT" means NBD in its capacity as contractual representative for itself and the Lenders pursuant to Article X hereof and any successor Administrative Agent appointed pursuant to Article X hereof.

         "ADVANCE" means a borrowing hereunder consisting of the aggregate amount of the several Loans (other than Swing Line Loans) made by the Lenders to any Borrower of the same Type and, in the case of Eurocurrency Rate Advances, denominated in the same currency and for the same Interest Period.

         "AFFECTED LENDER" is defined in Section 2.20 hereof.

         "AFFILIATE" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person is the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act) of greater than ten percent (10%) or more of any class of voting securities (or other voting interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, membership, ownership or other equity interests, by contract or otherwise. In addition, each director of a Borrower or any Subsidiary of a Borrower shall be deemed to be an Affiliate of each Borrower. Notwithstanding the foregoing, none of Chase, any Subsidiary or Affiliate (including Chase Capital Partners) of, or any Person which directly or indirectly controls, is under common control with or is controlled by Chase Capital Partners shall be deemed to be an Affiliate of any Borrower solely as a result of such Person's affiliation with Chase Capital Partners.

         "AGENTS" means the Administrative Agent, the Documentation and Collateral Agent, the Co-Administrative Agent and the Syndication Agent.

         "AGREED CURRENCIES" means Dollars, Dutch Guilders, and any other currency which is freely available and convertible into Dollars in which deposits are customarily offered to banks in the London interbank market, which the applicable Borrower requests the Administrative Agent to include as an Agreed Currency hereunder and which is acceptable to each Lender; provided that the Administrative Agent shall promptly notify each Lender of each such request and each Lender shall be deemed not to have agreed to each such request unless its consent thereto has been received by the Administrative Agent within four Business Days from the date of such notification by the Administrative Agent to such Lender.

         "AGGREGATE REVOLVING LOAN COMMITMENT" means the aggregate of the Revolving Loan Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof. The initial Aggregate Revolving Loan Commitment is Twenty-Five Million and 00/100 Dollars ($25,000,000.00).

         "AGGREGATE TERM LOAN COMMITMENT" means the aggregate of the Tranche A Term Loan Commitments and the Tranche B Term Loan Commitments. The Aggregate Term Loan Commitment is One Hundred Fifteen Million Nine Hundred Eighty Two Thousand and 00/100 Dollars ($115,982,000.00).

         "AGREEMENT" means this Credit Agreement, as it may be amended, restated or otherwise modified and in effect from time to time.

         "AGREEMENT ACCOUNTING PRINCIPLES" means generally accepted accounting principles as in effect as of the date of this Agreement in the United States, applied in a manner consistent with that used by Holdings and AAS in their preparation of their audited financial statements for the year ended December 31, 1996.

         "ALTERNATE BASE RATE" means, for any day, a fluctuating interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) as shall be in effect from time to time, which rate per annum shall at all times be equal to the greatest of (a) the Prime Rate in effect on such day; and (b) the sum of one-half of one percent (0.50%) and the Federal Funds Effective Rate in effect on such day. For purposes hereof, "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by NBD as its prime rate (it being acknowledged that such announced rate may not necessarily be the lowest rate charged by the Administrative Agent to any of its customers) in effect at its principal office in Detroit, Michigan; each change in the Prime Rate shall be effective on the date such change is publicly announced as being effective. "Federal Funds Effective Rate" shall mean, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by NBD from three Federal funds brokers of recognized standing selected by the Administrative Agent. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change.

         "APPLICABLE BASE RATE MARGINS" as at any date of determination, shall be the rate per annum then applicable to Base Rate Loans which are Revolving Loans, Tranche A Term Loans or Tranche B Term Loans, as applicable, determined in accordance with the provisions of Section 2.8(b).

         "APPLICABLE COMMITMENT FEE" as at any date of determination, shall be the rate per annum then applicable in the determination of the amount payable under Section 2.15(C) with respect to the unused Aggregate Revolving Loan Commitment, determined in accordance with the provisions of Section 2.8(b).

         "APPLICABLE EUROCURRENCY MARGINS" as at any date of determination, shall be the rate per annum then applicable to Eurocurrency Rate Loans which are Revolving Loans, Tranche A Term Loans or Tranche B Term Loans, as applicable, determined in accordance with the provisions of Section 2.8(b).

         "APPLICABLE LETTER OF CREDIT FEE" as at any date of determination, shall be the rate per annum then applicable in the determination of the amount payable under Section 2.25 with respect to Letters of Credit, determined in accordance with the provisions of Section 2.8(b).

         "APPLICABLE MARGIN(S)" shall have the meaning ascribed to that term in
Section 2.8(b).

         "APPROXIMATE EQUIVALENT AMOUNT" of any currency with respect to any amount of Dollars shall mean the Equivalent Amount of such currency with respect to such amount of Dollars at such date (i) if such currency is Dutch Guilders, rounded up to the nearest 100,000 of such currency and (ii) if such currency is any other Agreed Currency, rounded up to the nearest amount of such currency as determined by the Administrative Agent from time to time.

         "ARRANGERS" means Chase Securities Inc. and First Chicago Capital Markets, Inc.

         "ASSET SALE" means, with respect to any Person, (i) the sale, lease, conveyance, disposition or other transfer by such Person of any of its assets (including by way of a sale-leaseback transaction and including the sale or other transfer of any of the capital stock or ownership, membership or other equity interest of any Subsidiary of such Person) or (ii) the issuance, sale, conveyance, disposition or other transfer by such Person of any Capital Stock of or ownership, membership or other equity interests in such Person; provided, however, that notwithstanding the foregoing, the term "Asset Sale" shall not include the sale, lease, conveyance, disposition or other transfer of inventory in the ordinary course of business.

         "ASSUMPTION LETTER" means a letter of a Subsidiary of Holdings addressed to the Lenders substantially in the form of Exhibit K hereto pursuant to which such Subsidiary agrees to become a "Borrowing Subsidiary" and agrees to be bound by the terms hereof.

         "AUTHORIZED OFFICER" means any of the chief executive officer, chief financial officer, controller and treasurer of a Borrower, acting singly.

         "BASE RATE" means, for any day for any Loan, a rate per annum equal to
(i) the Alternate Base Rate for such day plus (ii) the Applicable Base Rate Margin applicable to such Loan, changing when and as the Alternate Base Rate changes.

         "BASE RATE ADVANCE" means an Advance which bears interest at the Base Rate.

         "BASE RATE LOAN" means a Loan, or portion thereof, which bears interest at the Base Rate.

         "BELL PURCHASE AGREEMENT" means that certain Asset Purchase Agreement among Bell Sports Corp., Bell Sports Canada Inc. and AAS Canada dated as of July 2, 1997.

         "BENEFIT PLAN" means a defined benefit plan as defined in Section 3(35) of ERISA (other than a Multiemployer Plan) in respect of which the Borrower or any other member of the Controlled Group is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

         "BORROWER" means, as applicable, Holdings, AAS, Brink International, Brink, Valley and their respective successors and assigns and any Borrowing Subsidiary.

         "BORROWING BASE" means, as of any date of calculation, an amount, as set forth on the most current Borrowing Base Certificate delivered to the Administrative Agent, equal to the sum of: (i) eighty-five percent (85%) of the Gross Amount of Eligible U.S. Receivables; plus (ii) eighty percent (80%) of the Gross Amount of Eligible Dutch Receivables; plus (iii) eighty percent (80%) of the Gross Amount of Eligible Canadian Receivables; plus (iv) the lesser of (A) $10,000,000 and (B) the sum of fifty percent (50%) of the Gross Amount of Eligible U.S. Inventory plus forty percent (40%) of the Gross Amount of Eligible Dutch Inventory; plus fifty percent (50%) of the Gross Amount of Eligible Canadian Inventory.

         "BORROWING BASE CERTIFICATE" means a certificate, in substantially the form of Exhibit A attached hereto and made a part hereof, setting forth the Borrowing Base and the component calculations thereof.

         "BORROWING DATE" means a date on which an Advance or a Swing Line Loan is made hereunder.

         "BORROWING NOTICE" is defined in Section 2.8 hereof.

         "BORROWING SUBSIDIARY" means any Borrowing Subsidiary duly designated by Holdings pursuant to Section 2.29 hereof to request Advances hereunder, provided 95% of the Capital Stock of such Subsidiary is owned directly or indirectly by Holdings and such Subsidiary shall have delivered to the Administrative Agent an Assumption Letter in accordance with Section 2.29 and such other documents, instruments and agreements as may be required pursuant to the terms of this Agreement.

         "BRINK ACQUISITION" means AAS Holdings, Inc., a Delaware corporation.

         "BRINK" means Brink BV, a private company with limited liability incorporated under the laws of The Netherlands and a wholly-owned Subsidiary of Holdings.

         "BRINK INTERNATIONAL" means Brink International BV, a private company with limited liability incorporated under the laws of The Netherlands and a wholly-owned Subsidiary of Holdings.

         "BUSINESS ACTIVITY REPORT" means (A) a Notice of Business Activities Report from the State of Minnesota, Department of Revenue or (B) any similar report required by any other State relating to the ability of the Borrower or its Subsidiaries to enforce their accounts receivable claims against account debtors located in any such state.

         "BUSINESS DAY" means (i) with respect to any borrowing, payment or rate selection of Loans bearing interest at the Eurocurrency Rate, a day (other than a Saturday or Sunday) on which banks are open for business in Detroit, Michigan and New York, New York and on which dealings in United States Dollars and the other Agreed Currencies are carried on in the London interbank market and (ii) for all other purposes a day (other than a Saturday or Sunday) on which banks are open for business in Detroit, Michigan and New York, New York.

         "CANADIAN LENDERS" means First Chicago NBD Bank, Canada, The Chase Manhattan Bank of Canada and The Bank of Nova Scotia in their capacity as lenders to AAS Canada and any successors or assigns of either.

         "CAPITAL EXPENDITURES" is defined in Section 6.4(A) hereof.

         "CAPITALIZED LEASE" of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "CAPITALIZED LEASE OBLIGATIONS" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

         "CAPITAL STOCK", with respect to any Person, means any capital stock of such Person, regardless of class or designation, and all warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect thereto.

         "CASH EQUIVALENTS" means (i) marketable direct obligations issued or unconditionally guaranteed by the government of the United States, the government of Canada or the government of any member of the European Union; (ii) domestic and Eurocurrency certificates of deposit and time deposits, bankers' acceptances and base rate certificates of deposit issued by any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, or its branches or agencies or under the laws of Canada or the laws of any member of the European Union and having capital and surplus in an aggregate amount not less than $500,000,000 (fully protected against currency fluctuations for any such deposits with a term of more than ten (10) days);
(iii) shares of money market, mutual or similar funds having net assets in excess of $500,000,000 maturing or being due or payable in full not more than one hundred eighty (180) days any Borrower's acquisition thereof and the investments of which are limited to investment grade securities (i.e., securities rated at least Baa by Moody's Investors Service, Inc. or at least BBB by Standard & Poor's Ratings Group) or shares of similar funds of similar credit quality in Europe approved for such purposes by the Administrative Agent in its sole discretion and (iv) commercial paper of United States and foreign banks and bank holding companies and their subsidiaries and United States and foreign finance, commercial, industrial or utility companies which, at the time of acquisition, are rated A-1 (or better) by Standard & Poor's Ratings Group or P-1 (or better) by Moody's Investors Services, Inc. or commercial paper of Dutch, Canadian, British or French banks of similar credit quality approved for such purposes by the Administrative Agent in its sole discretion; provided that the maturities of such Cash Equivalents shall not exceed 365 days.

         "CASH FLOW PERIOD" means each 12-month period ending on December 31 of each calendar year commencing with the 12-month period ending December 31, 1997.

         "CB CAPITAL" means CB Capital Investors, Inc., a Delaware corporation and a wholly-owned Subsidiary of Chase.

         "CHANGE" is defined in Section 3.2 hereof.

         "CHANGE OF CONTROL" means an event or series of events by which (a) prior to any initial public offering of equity interests in Holdings:

                           (i) CB Capital or an entity controlled by Chase
                  Capital Partners or CB Capital ceases to be the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange
                  Act), directly or indirectly, of at least forty percent (40%) (or thirty-three percent (33%) if the reduction below forty percent (40%) is attributable solely to dilution as a result of an acquisition or acquisitions permitted by this Agreement or consented to by the Required Lenders) of the ownership, membership or other equity interests of Holdings ordinarily having the right to vote at an election of managers;

                           (ii) Holdings ceases to be the "beneficial owner" (as
                  defined in Rule 13d-3 under the Securities Exchange Act), directly or indirectly, of at least ninety-nine percent (99%) of the combined voting power of the ownership, membership or other equity interests of both AAS and Brink ordinarily having the right to vote at an election of managers;

                           (iii) CB Capital or an entity controlled by Chase
                  Capital Partners or CB Capital, together with members of management of Holdings and its Subsidiaries, members of the Brink family and related Affiliates, F. Alan Smith and Barry
                  R. Banducci, cease to be the "beneficial owner"(as defined in Rule 13d-3 under the Securities Exchange Act), directly or indirectly, of at least fifty-one percent (51%) on a fully diluted basis of the ownership, membership or other equity interests of both AAS and Brink ordinarily having the right to vote at an election of managers; or

                           (iv) any "person" or "group" (within the meaning of
                  Sections 13(d) and 14(d)(2) of the Securities Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act), directly or indirectly, of an equal or greater percentage of the total economic interests in equity of Holdings than that percentage beneficially owned by CB Capital or an entity controlled by Chase Capital Partners or CB Capital; and

                  (b) after any initial public offering of equity interests in
Holdings:

                           (i) CB Capital or an entity controlled by Chase
                  Capital Partners or CB Capital ceases to be the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange
                  Act), directly or indirectly, of at least twenty-eight percent (28%) (or twenty-two percent (22%) if the reduction below twenty-eight percent (28%) is attributable solely to dilution as a result of an acquisition or acquisitions permitted by this Agreement or consented to by the Required Lenders) of the ownership, membership or other equity interests of Holdings ordinarily having the right to vote at an election of managers;

                           (ii) Holdings ceases to be the "beneficial owner" (as
                  defined in Rule 13d-3 under the Securities Exchange Act), directly or indirectly, of at least ninety-nine percent (99%) of the combined voting power of the ownership, membership or other equity interests of both AAS and Brink ordinarily having the right to vote at an election of managers;

                           (iii) CB Capital or an entity controlled by Chase
                  Capital Partners or CB Capital, together with members of management of Holdings and its Subsidiaries, members of the Brink family and related Affiliates, F. Alan Smith and Barry
                  R. Banducci, cease to be the "beneficial owner"(as defined in Rule 13d-3 under the Securities Exchange Act), directly or indirectly, of at least thirty-four percent (34%) on a fully diluted basis of the ownership, membership or other equity interests of both AAS and Brink ordinarily having the right to vote at an election of managers; or

                           (iv) any "person" or "group" (within the meaning of
                  Sections 13(d) and 14(d)(2) of the Securities Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act), directly or indirectly, of an equal or greater percentage of the total economic interests in equity of Holdings than that percentage beneficially owned by CB Capital or an entity controlled by Chase Capital Partners or CB Capital.

         "CHASE" means The Chase Manhattan Bank, in its individual capacity.

         "CLOSING DATE" means the date on which a portion of the Term Loans and the initial Revolving Loans were advanced under the Credit Agreement dated as of October 30, 1996.

         "CO-ADMINISTRATIVE AGENT" means Chase in its capacity as Co-Administrative Agent with respect to this Agreement.

         "CODE" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

         "COLLATERAL" means all property and interests in property now owned or hereafter acquired by a Borrower or any of its Subsidiaries in or upon which a security interest, lien or mortgage is granted to the Administrative Agent or the Documentation and Collateral Agent, for the benefit of the Lenders, to secure all of the Secured Obligations or, in the case of property now owned or hereafter acquired by non-U.S. Borrowers, that portion of the Secured Obligations arising from

Advances made to non-U.S. Borrowers, whether under the Security Agreement, under any of the other Collateral Documents or under any of the other Loan Documents.

         "COLLATERAL DOCUMENTS" means all agreements, instruments and documents executed in connection with this Agreement, including, without limitation the Security Agreements, the Collection Account Agreements, the Pledge Agreements, the Mortgages, the Intellectual Property Security Agreements and all other security agreements, loan agreements, notes, guarantees, mortgages, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, fee letters, notices, leases, financing statements and all other written matter whether heretofore, now, or hereafter executed by or on behalf of a Borrower or any Subsidiary of a Borrower and delivered to the Administrative Agent or any of the Lenders, together with all agreements and documents referred to therein or contemplated thereby.

         "COLLECTION ACCOUNT" means each lock-box and blocked depository account maintained by AAS or Valley, subject to a Collection Account Agreement, for the collection of Receivables and other proceeds of Collateral.

         "COLLECTION ACCOUNT AGREEMENTS" means the written agreements among AAS or Valley, the Documentation and Collateral Agent, and, as applicable, each of the banks at which AAS maintains a Collection Account.

         "COLLECTION ACCOUNT BLOCKAGE DATE" means the date, following the occurrence of a Default on which the Documentation and Collateral Agent or the Required Lenders, in the Documentation and Collateral Agent's or the Required Lenders' sole discretion, instruct(s) any financial institution party to a Collection Account Agreement as described in the applicable Collection Account Agreement to remit, during the continuance of such Default, all amounts deposited in the Collection Account to the Documentation and Collateral Agent or as the Documentation and Collateral Agent shall direct.

         "COMMISSION" means the Securities and Exchange Commission and any Person succeeding to the functions thereof.

         "COMMITMENT" means, for each Lender, collectively, such Lender's Revolving Loan Commitment, Tranche A Term Loan Commitment and Tranche B Term Loan Commitment and for the Swing Line Lender, its Swing Line Loan Commitment.

         "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of Exhibit I delivered to the Administrative Agent and each Lender by Holdings pursuant to the provisions of this Agreement and covering, among other things, its calculation of the Applicable Margins, Commitment Fee, Applicable Letter of Credit Fee, its compliance with the financial covenants contained in Section 6.4 and certain other provisions of this Agreement.

         "CONSOLIDATED NET WORTH" is defined in Section 6.4(A) hereof.

         "CONTAMINANT" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos, polychlorinated biphenyls ("PCBS"), or any constituent of any such substance or waste, and includes but is not limited to these terms as defined in Environmental, Health or Safety Requirements of Law.

         "CONTINGENT OBLIGATION", as applied to any Person, means any Contractual Obligation, contingent or otherwise, of that Person with respect to any Indebtedness of another or other obligation or liability of another, including, without limitation, any such Indebtedness, obligation or liability of another directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including Contractual Obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition, or to make payment other than for value received.

         "CONTRACTUAL OBLIGATION", as applied to any Person, means any provision of any equity or debt securities issued by that Person or any indenture, mortgage, deed of trust, security agreement, pledge agreement, guaranty, contract, undertaking, agreement or instrument, in any case in writing, to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject.

         "CONTROLLED GROUP" means the group consisting of (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as Holdings; (ii) a partnership or other trade or business (whether or not incorporated) which is under common control (within the meaning of Section 414(c) of the Code) with Holdings; and (iii) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as Holdings, any corporation described in clause (i) above or any partnership or trade or business described in clause (ii) above.

         "CONVERSION/CONTINUATION NOTICE" is defined in Section 2.10(D) hereof.

         "CURE LOAN" is defined in Section 8.2 hereof.

         "CUSTOMARY PERMITTED LIENS" means:

                  (i) Liens (other than Environmental Liens and Liens in favor of the IRS or the PBGC) with respect to the payment of taxes, assessments or governmental charges in all cases which are not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Agreement Accounting Principles;

                  (ii) statutory Liens of landlords and Liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other similar Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Agreement Accounting Principles;

                  (iii) Liens (other than Environmental Liens and Liens in favor of the IRS or the PBGC) incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance or other types of social security benefits or to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money), surety, appeal and performance bonds; provided that (A) all such Liens do not in the aggregate materially detract from the value of assets or property of any Borrower taken as a whole or materially impair the use thereof in the operation of the businesses taken as a whole, and (B) all Liens securing bonds to stay judgments or in connection with appeals that do not secure at any time an aggregate amount exceeding $500,000;

                  (iv) Liens arising with respect to zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar charges or encumbrances on the use of real property which do not interfere with the ordinary conduct of the business of any Borrower or any Subsidiary of any Borrower;

                  (v) Liens of attachment or judgment with respect to judgments, writs or warrants of attachment, or similar process against any Borrower or any Subsidiary of any Borrower which do not constitute a Default under Section 7.1(h);

                  (vi) Liens arising from leases, subleases or licenses granted to others which do not interfere in any material respect with the business of any Borrower or any Subsidiary of any Borrower; and

                  (vii) any interest or title of the lessor in the property subject to any operating lease entered into by any Borrower or any Subsidiary of any Borrower in the ordinary course of business.

         "DECISION PERIOD" is defined in Section 6.2(G) hereof.

         "DECISION RESERVE"at any time shall be the sum of (a) the Reinvestment Reserve and (b) the Insurance Reserve.

         "DEFAULT" means an event described in Article VII hereof.

         "DOCUMENTATION AND COLLATERAL AGENT" means NBD in its capacity as contractual representative for itself and the Lenders pursuant to Article X hereof and any successor Documentation and Collateral Agent appointed pursuant to Article X hereof.

         "DOL" means the United States Department of Labor and any Person succeeding to the functions thereof.

         "DOLLAR" and "$" means dollars in the lawful currency of the United States of America.
         "DOLLAR AMOUNT" of any currency at any date shall mean (i) the amount of such currency if such currency is Dollars or (ii) the Equivalent Amount of Dollars if such currency is any currency other than Dollars, calculated on the basis of the arithmetical mean of the buy and sell spot rates of exchange of the Administrative Agent for such currency on the London market at 11:00 a.m., London time, two Business Days prior to the date on which such amount is to be determined.

         "EBITDA" is defined in Section 6.4(A) hereof.

         "EFFECTIVE DATE" means August 5, 1997.

         "ELIGIBLE CANADIAN INVENTORY" means Inventory of AAS Canada which is held for sale or lease or furnished under any contract of service by AAS Canada which is not rendered ineligible by the provisions set forth herein. Holdings understands and agrees that the standards of ineligibility may be revised from time to time by the Documentation and Collateral Agent in its reasonable credit judgment (which credit judgment shall be exercised in a manner that is not arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial ineligibility standards were determined). The following Inventory is ineligible and shall not be included in Eligible Canadian
Inventory: (i) (to the extent not provided for by reserves described in the definition of the Gross Amount of Eligible Canadian Inventory) Inventory which is obsolete, not in good condition, not either currently usable or currently saleable in the ordinary course of AAS Canada's business or does not meet all material standards imposed by any Governmental Authority having regulatory authority over such item of Inventory, its use or its sale; (ii) Inventory which the Documentation and Collateral Agent determines, in the exercise of its reasonable discretion (which discretion shall not be exercised in a manner that is arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial ineligibility standards were determined), to be unacceptable due to age, type, category and/or quantity; (iii) Inventory consisting of packaging material and supplies; (iv) Inventory which (a) is consigned to a third party for sale or (b) is on consignment from a third party to AAS Canada for sale; (v) Inventory which consists of goods in transit;
(vi) Inventory which is subject to a Lien in favor of any Person other than the Documentation and Collateral Agent; (vii) Inventory with respect to which the Documentation and Collateral Agent does not have a first and valid fully-perfected security interest; (viii) Inventory which is not located on premises owned by AAS Canada in Canada unless AAS Canada has entered into arrangements satisfactory to the Documentation and Collateral Agent; (ix) Inventory which is evidenced by a Receivable; and (x) Inventory which is not in full conformity with the representations and warranties made by AAS Canada to the Documentation and Collateral Agent with respect thereto whether contained in this Agreement or any other agreement.

         "ELIGIBLE DUTCH INVENTORY" means Inventory of Brink BV which is held for sale or lease or furnished under any contract of service by Brink BV which is not rendered ineligible by the provisions set forth herein. Holdings understands and agrees that the standards of ineligibility may be revised from time to time by the Documentation and Collateral Agent in its reasonable credit judgment (which credit judgment shall be exercised in a manner that is not arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial ineligibility standards were determined). The following Inventory is ineligible and shall not be included in Eligible Dutch Inventory: (i) (to the extent not provided for by reserves described in the definition of the Gross Amount of Eligible Dutch Inventory) Inventory which is obsolete, not in good condition, not either currently usable or currently saleable in the ordinary course of Brink BV's business or does not meet all material standards imposed by any Governmental Authority having regulatory authority over such item of Inventory, its use or its sale; (ii) Inventory which the Documentation and Collateral Agent determines, in the exercise of its reasonable discretion (which discretion shall not be exercised in a manner that is arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial ineligibility standards were determined), to be unacceptable due to age, type, category and/or quantity; (iii) Inventory consisting of packaging material and supplies; (iv) Inventory which (a) is consigned to a third party for sale or (b) is on consignment from a third party to Brink BV for sale; (v) Inventory which consists of goods in transit; (vi) Inventory which is subject to a Lien in favor of any Person other than the Documentation and Collateral Agent; (vii) Inventory with respect to which the Documentation and Collateral Agent does not have a first and valid fully-perfected security interest; (viii) Inventory which is not located on premises owned by Brink BV in The Netherlands unless Brink BV has entered into arrangements satisfactory to the Documentation and Collateral Agent; (ix) Inventory which is evidenced by a Receivable; and (x) Inventory which is not in full conformity with the representations and warranties made by Brink BV to the Documentation and Collateral Agent with respect thereto whether contained in this Agreement or any other agreement.

         "ELIGIBLE U.S. INVENTORY" means Inventory of AAS or Valley which is held for sale or lease or furnished under any contract of service by AAS or Valley which is not rendered ineligible by the provisions set forth herein. AAS and Valley understand and agree that the standards of ineligibility may be revised from time to time by the Documentation and Collateral Agent in its reasonable credit judgment (which credit judgment shall be exercised in a manner that is not arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial ineligibility standards were determined). The following Inventory is ineligible and shall not be included in Eligible U.S. Inventory: (i) (to the extent not provided for by reserves described in the definition of the Gross Amount of Eligible Inventory) Inventory which is obsolete, not in good condition, not either currently usable or currently saleable in the ordinary course of AAS's or Valley's business or does not meet all material standards imposed by any Governmental Authority having regulatory authority over such item of Inventory, its use or its sale; (ii) Inventory which the Documentation and Collateral Agent determines, in the exercise of its reasonable discretion (which discretion shall not be exercised in a manner that is arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial ineligibility standards were determined), to be unacceptable due to age, type, category and/or quantity;
(iii) Inventory consisting of packaging material and supplies; (iv) Inventory which (a) is consigned to a third party for sale or (b) is on consignment from a third party to AAS or Valley for sale; (v) Inventory which has been held by AAS or Valley for more than ninety (90) days (to the extent not provided for by reserves described in the definition of the Gross Amount of Eligible Inventory) to the extent that the value of such Inventory (valued as provided in this Agreement) exceeds $500,000; (vi) Inventory which consists of goods in transit; (vii) Inventory which is subject to a Lien in favor of any Person other than the Documentation and Collateral Agent; (viii) Inventory with respect to which the Documentation and Collateral Agent does not have a first and valid fully-perfected security interest; (ix) Inventory which is not located either
(a) on premises owned by AAS or Valley in the United States listed on Schedule 2 to the applicable Security Agreement or (b) in other owned or leased premises, warehouses or with bailees in the United States not listed on Schedule 2 to the Security Agreement permitted to be established under the applicable Security Agreement or established in connection with a Permitted Acquisition, in each case in connection with which the Documentation and Collateral Agent shall have received landlord, mortgagee, bailee and/or warehousemen's access and lien waiver agreements, as applicable, in each case, if requested by the Administrative Agent, in form and substance reasonably acceptable to the Documentation and Collateral Agent (except with respect to Inventory located in a warehouse in Auburn Hills, Michigan which, so long as Valley remains current with respect to rent payments, will be treated as Eligible U.S. Inventory subject to a reserve equal in amount to three months rent); (x) Inventory which is evidenced by a Receivable; and (xi) Inventory which is not in full conformity with the representations and warranties made by AAS or Valley to the Documentation and Collateral Agent with respect thereto whether contained in this Agreement or the applicable Security Agreement.

Without limiting the foregoing, (i) Inventory of AAS or Valley which is acquired pursuant to a Permitted Acquisition shall be treated as Eligible Inventory only if the Documentation and

Collateral Agent and the Required Lenders, after concluding any due diligence they reasonably deem necessary, shall be satisfied as to the condition thereof and that such Inventory would not otherwise be ineligible under the ineligibility standards set forth herein (including, without limitation, each of perfection and priority of the Documentation and Collateral Agent's security interests in such Inventory) and (ii) Inventory acquired pursuant to such Permitted Acquisition may be deemed Eligible Inventory from and after such Permitted Acquisition if the foregoing determinations have been made to the Documentation and Collateral Agent's and the Required Lenders' satisfaction.

         "ELIGIBLE CANADIAN RECEIVABLES" means Receivables created by AAS Canada in the ordinary course of its business arising out of the sale of goods or rendition of services by AAS Canada, which Receivables are not rendered ineligible by the provisions set forth herein. Holdings understands and agrees that the standards of ineligibility may be revised from time to time by the Documentation and Collateral Agent in its reasonable credit judgment (which credit judgment shall be exercised in a manner that is not arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial ineligibility standards were determined). The following Receivables are ineligible and shall not be included in Eligible Canadian
Receivables:

                  (i) Receivables which remain unpaid ninety (90) days after the date payment is due in accordance with the original applicable invoice;
                  (ii) all Receivables owing by a single Account Debtor (including a Receivable which remains unpaid fewer than ninety (90) days after the date of the original applicable invoice) if twenty-five percent (25%) of the balance owing by such Account Debtor, calculated without taking into account any credit balances of such Account Debtor, remains unpaid one hundred and twenty (120) days after the date of the original applicable invoice;

                  (iii) Receivables with respect to which the Account Debtor is a director, officer, employee, Subsidiary or Affiliate (with the percentage test for Affiliate set forth in the definition of Affiliate being 15% for purposes of this clause (iii)) of any of the Borrowers;

                  (iv)  Receivables with respect to which the Account Debtor is
         (a) any Governmental Authority, or any department, agency or instrumentality thereof;

                  (v) Receivables consisting of tooling and non-production related Receivables and Receivables consisting of cancellation fees unless such Receivables are evidenced by purchase orders or the Documentation and Collateral Agent in its discretion elects to treat such Receivables as eligible in which case such Receivables shall thereafter be treated as eligible;

                  (vi)  Receivables with respect to which the Account Debtor has
         (a) asserted a counterclaim, (b) a right of setoff or (c) a receivable owing from AAS Canada but only to the extent of such counterclaim, setoff or receivable;

                  (vii) Receivables for which the prospect of payment or performance by the Account Debtor is or will be impaired as determined by the Documentation and Collateral Agent in the exercise of its reasonable credit judgment (which credit judgment shall not be exercised in a manner that is arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial ineligibility standards were determined);

                  (viii) Receivables with respect to which the Documentation and Collateral Agent does not have a first and valid fully perfected and enforceable security interest;

                  (ix) Receivables with respect to which the Account Debtor is the subject of bankruptcy or a similar insolvency proceeding or has made an assignment for the benefit of creditors or whose assets have been conveyed to a receiver, trustee or assignee for the benefit of creditors;

                  (x) Receivables with respect to which the Account Debtor's obligation to pay the Receivable is conditional upon the Account Debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval (except with respect to Receivables in connection with which Account Debtors are entitled to return Inventory on the basis of the quality of such Inventory) or consignment basis;

                  (xi) Receivables with respect to which the Account Debtor's obligation does not constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms;

                  (xii) Receivables with respect to which AAS Canada has not yet shipped the applicable goods, performed the applicable service or issued the applicable invoice;

                  (xiii) Receivables with respect to which AAS Canada requires cash on delivery;

                  (xiv) any Receivable which is not in conformity with the representations and warranties made by AAS Canada to the Documentation and Collateral Agent with respect thereto whether contained in this Agreement or the applicable Security Agreement; and

                  (xv) Receivables in connection with which AAS Canada or any other party to such Receivable, is in default in the performance or observance of any of the terms thereof in any material respect.

         "ELIGIBLE DUTCH RECEIVABLES" means Receivables created by Brink in the ordinary course of its business arising out of the sale of goods or rendition of services by Brink, which Receivables are not rendered ineligible by the provisions set forth herein. Holdings understands and agrees that the standards of ineligibility may be revised from time to time by the Documentation and Collateral Agent in its reasonable credit judgment (which credit judgment shall be exercised in a manner that is not arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial ineligibility standards were determined). The following Receivables are ineligible and shall not be included in Eligible Dutch Receivables:

                  (i) Receivables which remain unpaid ninety (90) days after the date of the original applicable invoice;

                  (ii) all Receivables owing by a single Account Debtor (including a Receivable which remains unpaid fewer than ninety (90) days after the date of the original applicable invoice) if twenty-five percent (25%) of the balance owing by such Account Debtor, calculated without taking into account any credit balances of such Account Debtor, remains unpaid one hundred and twenty (120) days after the date of the original applicable invoice;

                  (iii) Receivables with respect to which the Account Debtor is a director, officer, employee, Subsidiary or Affiliate (with the percentage test for Affiliate set forth in the definition of Affiliate being 15% for purposes of this clause (iii)) of any of the Borrowers;

                  (iv) Receivables with respect to which the Account Debtor is
         (a) any Governmental Authority, or any department, agency or instrumentality thereof;

                  (v) Receivables consisting of tooling and non-production related Receivables and Receivables consisting of cancellation fees unless such Receivables are evidenced by purchase orders or the Documentation and Collateral Agent in its discretion elects to treat such Receivables as eligible in which case such Receivables shall thereafter be treated as eligible;

                  (vi) Receivables with respect to which the Account Debtor has
         (a) asserted a counterclaim, (b) a right of setoff or (c) a receivable owing from Brink but only to the extent of such counterclaim, setoff or receivable;

                  (vii) Receivables for which the prospect of payment or performance by the Account Debtor is or will be impaired as determined by the Documentation and Collateral Agent in the exercise of its reasonable credit judgment (which credit judgment shall not be exercised in a manner that is arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial ineligibility standards were determined);

                  (viii) Receivables with respect to which the Documentation and Collateral Agent does not have a first and valid fully perfected and enforceable security interest;

                  (ix) Receivables with respect to which the Account Debtor is the subject of bankruptcy or a similar insolvency proceeding or has made an assignment for the benefit of creditors or whose assets have been conveyed to a receiver, trustee or assignee for the benefit of creditors;

                  (x) Receivables with respect to which the Account Debtor's obligation to pay the Receivable is conditional upon the Account Debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval (except with respect to Receivables in connection with which Account Debtors are entitled to return Inventory on the basis of the quality of such Inventory) or consignment basis;

                  (xi) Receivables with respect to which the Account Debtor's obligation does not constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms;

                  (xii) Receivables with respect to which Brink has not yet shipped the applicable goods, performed the applicable service or issued the applicable invoice;

                  (xiii) Receivables with respect to which Brink requires cash on delivery;

                  (xiv) any Receivable which is not in conformity with the representations and warranties made by Brink to the Documentation and Collateral Agent with respect thereto whether contained in this Agreement or the applicable Security Agreement; and

                  (xv) Receivables in connection with which Brink or any other party to such Receivable, is in default in the performance or observance of any of the terms thereof in any material respect.

         "ELIGIBLE U.S. RECEIVABLES" means Receivables created by AAS or Valley in the ordinary course of its business arising out of the sale of goods or rendition of services by AAS or Valley, which Receivables are not rendered ineligible by the provisions set forth herein. AAS and Valley understand and agree that the standards of ineligibility may be revised from time to time by the Documentation and Collateral Agent in its reasonable credit judgment (which credit judgment shall be exercised in a manner that is not arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial ineligibility standards were determined). The following Receivables are ineligible and shall not be included in Eligible U.S.
Receivables:

                  (i) Receivables which remain unpaid ninety (90) days after the date of the original applicable invoice;

                  (ii) all Receivables owing by a single Account Debtor (including a Receivable which remains unpaid fewer than ninety (90) days after the date of the original applicable invoice) if twenty-five percent (25%) of the balance owing by such Account Debtor, calculated without taking into account any credit balances of such Account Debtor, remains unpaid one hundred and twenty (120) days after the date of the original applicable invoice;

                  (iii) Receivables with respect to which the Account Debtor is a director, officer, employee, Subsidiary or Affiliate (with the percentage test for Affiliate set forth in the definition of Affiliate being 15% for purposes of this clause (iii)) of AAS or Valley or any of the other Borrowers;

                  (iv) Receivables with respect to which the Account Debtor is
         (a) any federal Governmental Authority, the United States of America, or, in each case, any department, agency or instrumentality thereof, unless with respect to any such Account, AAS or Valley has complied to the Documentation and Collateral Agent's satisfaction with the provisions of the Federal Assignment of Claims Act or other applicable statutes, including, without limitation, executing and delivering to Documentation and Collateral Agent all statements of assignment and/or notification which are in form and substance acceptable to Documentation and Collateral Agent and which are deemed necessary by Documentation and Collateral Agent to effectuate the assignment to the Documentation and Collateral Agent of such Accounts on behalf of the Lenders or (b) any state or municipal Governmental Authority or any agency or instrumentality thereof;

                  (v) Receivables consisting of tooling and non-production related Receivables and Receivables consisting of cancellation fees unless such Receivables are evidenced by purchase orders or the Documentation and Collateral Agent in its discretion elects to treat such Receivables as eligible in which case such Receivables shall thereafter be treated as eligible;

                  (vi) Receivables not denominated in U.S. Dollars or Canadian Dollars or with respect to which the Account Debtor is not a resident of the United States or Quebec or one of the provinces of Canada which has adopted the Personal Property Security Act unless the Account Debtor has supplied AAS or Valley, as applicable, with an irrevocable letter of credit, issued by a financial institution satisfactory to the Documentation and Collateral Agent, sufficient to cover such Receivable in form and substance satisfactory to the Documentation and Collateral Agent;

                  (vii) Receivables with respect to which the Account Debtor has
         (a) asserted a counterclaim, (b) a right of setoff or (c) a receivable owing from AAS or Valley, as applicable, but only to the extent of such counterclaim, setoff or receivable;

                  (viii) Receivables for which the prospect of payment or performance by the Account Debtor is or will be impaired as determined by the Documentation and Collateral Agent in the exercise of its reasonable credit judgment (which credit judgment shall not be exercised in a manner that is arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial ineligibility standards were determined);

                  (ix) Receivables with respect to which the Documentation and Collateral Agent does not have a first and valid fully perfected and enforceable security interest;

                  (x) Receivables with respect to which the Account Debtor is the subject of bankruptcy or a similar insolvency proceeding or has made an assignment for the benefit of creditors or whose assets have been conveyed to a receiver, trustee or assignee for the benefit of creditors;

                  (xi) Receivables with respect to which the Account Debtor's obligation to pay the Receivable is conditional upon the Account Debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval (except with respect to Receivables in connection with which Account Debtors are entitled to return Inventory on the basis of the quality of such Inventory) or consignment basis;

                  (xii) Receivables with respect to which the Account Debtor is located in Minnesota (or any other jurisdiction which adopts a statute or other requirement with respect to which any Person that obtains business from within such jurisdiction or is otherwise subject to such jurisdiction's tax law requiring such Person to file a Business Activity Report or make any other required filings in a timely manner in order to enforce its claims in such jurisdiction's courts or arising under such jurisdiction's laws); provided, however, such Receivables shall nonetheless be eligible if AAS or Valley, as applicable, has filed a Business Activity Report (or other applicable report) with the applicable state office or is qualified to do business in such jurisdiction and, at the time the Receivable was created, was qualified to do business in such jurisdiction or had on file with the applicable state office a current Business Activity Report (or other applicable report);

                  (xiii) Receivables with respect to which the Account Debtor's obligation does not constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms;

                  (xiv) Receivables with respect to which AAS or Valley, as applicable, has not yet shipped the applicable goods, performed the applicable service or issued the applicable invoice;

                  (xv) Receivables with respect to which AAS or Valley, as applicable, requires cash on delivery;

                  (xvi) any Receivable which is not in conformity with the representations and warranties made by AAS or Valley, as applicable, to the Documentation and Collateral Agent with respect thereto whether contained in this Agreement or the Security Agreement;

                  (xvii) Receivables in connection with which AAS or Valley, as applicable, has not complied with all material requirements contained in the charter and by-laws or other organizational or governing documents of AAS or Valley, as applicable, and any law, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon AAS or Valley, as applicable, or any of its property or to which AAS or Valley, as applicable, or any of its property is subject, including, without limitation, all laws, rules, regulations and orders of any Governmental Authority or judicial authority relating to truth in lending, billing practices, fair credit reporting, equal credit opportunity, debt collection practices and consumer debtor protection, applicable to such Receivable (or any related contracts) or affecting the collectibility of such Receivables; and

                  (xviii) Receivables in connection with which AAS or Valley, as applicable, or any other party to such Receivable, is in default in the performance or observance of any of the terms thereof in any material respect.

Without limiting the foregoing, (i) Receivables of AAS or Valley, as applicable, which are acquired pursuant to a Permitted Acquisition shall be treated as Eligible Receivables only if the Documentation and Collateral Agent and the Required Lenders, after concluding any due diligence they reasonably deem necessary, shall be satisfied as to the quality and creditworthiness thereof and that such Receivables would not otherwise be ineligible under the ineligibility standards set forth herein (including, without limitation, lack of perfection and priority of the Documentation and Collateral Agent's security interests in such Receivables) but for the fact that they were acquired by AAS or Valley, as applicable, outside of the ordinary course of business and (ii) Receivables acquired pursuant to such Permitted Acquisition may be deemed Eligible Receivables from and after such Permitted Acquisition if the foregoing determinations have been made to the Documentation and Collateral Agent's and the Required Lenders' satisfaction.

         "ENVIRONMENTAL, HEALTH OR SAFETY REQUIREMENTS OF LAW" means all Requirements of Law derived from or relating to federal, state and local laws or regulations relating to or addressing pollution or protection of the environment, or protection of worker health or safety, including, but not limited to, the Comprehensive
Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et seq., and the Resource Conservation and Recovery Act of 1976, 42 U.S.C.
Section 6901 et seq., in each case including any amendments thereto, any successor statutes, and any regulations or guidance promulgated thereunder, and any state or local equivalent thereof.

         "ENVIRONMENTAL LIEN" means a lien in favor of any Governmental Authority for (a) any liability under Environmental, Health or Safety Requirements of Law, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

         "ENVIRONMENTAL PROPERTY TRANSFER ACT" means any applicable requirement of law that conditions, restricts, prohibits or requires any notification or disclosure triggered by the closure of any property or the transfer, sale or lease of any property or deed or title for any property for environmental reasons, including, but not limited to, any so-called "Industrial Site Recovery Act" or "Responsible Property Transfer Act."

         "EQUIVALENT AMOUNT" of any currency with respect to any amount of Dollars at any date shall mean the equivalent in such currency of such amount of Dollars, calculated on the basis of the arithmetical mean of the buy and sell spot rates of exchange of the Administrative Agent for such other currency at 11:00 a.m., London time, two Business Days prior to the date on which such amount is to be determined.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time including (unless the context otherwise requires) any rules or regulations promulgated thereunder.

         "EUROCURRENCY BASE RATE" means, with respect to any Eurocurrency Rate Advance for any specified Interest Period, either (i) the rate of interest per annum equal to the rate for deposits in the applicable Agreed Currency in the approximate amount of the pro rata share of the Administrative Agent of such Eurocurrency Advance with a maturity approximately equal to such Interest Period which appears on Telerate Page 3740 or Telerate Page 3750, as applicable, or, if there is more than one such rate, the average of such rates rounded to the nearest 1/100 of 1%, as of 11 a.m. (London time) two Business Days prior to the first day of such Interest Period or (ii) if no such rate of interest appears on Telerate Page 3740 or Telerate Page 3750, as applicable, for any specified Interest Period, the rate at which deposits in the applicable Agreed Currency are offered by the Administrative Agent to first-class banks in the London interbank market at approximately 11 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of the pro rata share of the Administrative Agent of such Eurocurrency Advance and having a maturity approximately equal to such Interest Period. The terms "Telerate Page 3740" and "Telerate Page 3750" mean the display designated as "Page

3740" and "Page 3750", as applicable, on the Associated Press-Dow Jones Telerate Service (or such other page as may replace Page 3740 or Page 3750, as applicable, on the Associated Press- Dow Jones Telerate Service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association interest rate settlement rates for the relevant Agreed Currency). Any Eurocurrency Base Rate determined on the basis of the rate displayed on Telerate Page 3740 or Telerate Page 3750 in accordance with the foregoing provisions of this subparagraph shall be subject to corrections, if any, made in such rate and displayed by the Associated Press-Dow Jones Telerate Service within one hour of the time when such rate is first displayed by such service.

         "EUROCURRENCY PAYMENT OFFICE" of the Administrative Agent shall mean, for each of the Agreed Currencies, the office, branch or affiliate of the Administrative Agent, specified as the "EUROCURRENCY PAYMENT OFFICE" for such currency in Schedule I hereto or such other office, branch, affiliate or correspondent bank of the Administrative Agent, as it may from time to time specify to the Borrowers and each Lender as its Eurocurrency Payment Office.

         "EUROCURRENCY RATE" means, with respect to a Eurocurrency Rate Advance for the relevant Interest Period, the sum of (a) the Eurocurrency Base Rate and
(b) the percentage determined in accordance with Section 2.8(b) to be the Applicable Margin in connection with Eurocurrency Loans.

         "EUROCURRENCY RATE ADVANCE" means an Advance which bears interest at the Eurocurrency Rate.

         "EUROCURRENCY RATE LOAN" means a Loan, or portion thereof, which bears interest at the Eurocurrency Rate.

         "EXCESS CASH FLOW" means, for any Cash Flow Period, an amount equal to Holdings' and its Subsidiaries' consolidated (i) EBITDA for such period plus or minus (ii) the net reduction or increase, respectively, if any, in Working Capital during such period, minus (iii) Tax Distributions for such period, minus
(iv) Capital Expenditures, whether paid in cash or accrued during such period, minus (v) Interest Expense for such period, minus (vi) scheduled amortization of the principal portion of the Term Loans and scheduled amortization of the principal portion of all other Indebtedness of Holdings and its Subsidiaries during such period, plus (vii) the amount of any extraordinary gain realized in such period in connection with an Asset Sale to the extent deducted in calculating EBITDA for such period and to the extent applied in such period as a mandatory prepayment pursuant to Section 2.5(B)(i)(a).

         "EXCLUDED EQUITY SALES" means the private placement and sale of equity interests by Holdings, AAS or any Subsidiary: (i) the Net Cash Proceeds of which are used to consummate a Permitted Acquisition or (ii) the aggregate Net Cash Proceeds of which do not exceed $5,000,000

(excluding amounts used as described in clause (i) above) since the Closing Date or (iii) in a transaction which is an Excluded Transfer.

         "EXCLUDED TRANSFER" means any transfer of the Capital Stock of a Subsidiary of Holdings to Holdings or another Subsidiary of Holdings or any issuance of the Capital Stock of any Subsidiary of Holdings that is a Borrower or a Guarantor or a Subsidiary the Capital Stock of which is pledged pursuant to one of the Pledge Agreements.

         "FEDERAL FUNDS EFFECTIVE RATE" shall have the meaning assigned to that term in the definition of Alternate Base Rate above.

         "FEES" is defined in Section 6.4(A) hereof.

         "FIXED CHARGE COVERAGE RATIO" is defined in Section 6.4(C) hereof.

         "FOREIGN EMPLOYEE BENEFIT PLAN" means any employee benefit plan as defined in Section 3(3) of ERISA which is maintained or contributed to for the benefit of the employees of Holdings, any of its Subsidiaries or any members of its Controlled Group and is not covered by ERISA pursuant to ERISA Section 4(b)(4).

         "FOREIGN PENSION PLAN" means any employee benefit plan as described in
Section 3(3) of ERISA which (i) is maintained or contributed to for the benefit of employees of Holdings, any of its Subsidiaries or any of its ERISA Affiliates, (ii) is not covered by ERISA pursuant to Section 4(b)(4) of ERISA, and (iii) under applicable local law, is required to be funded through a trust or other funding vehicle.

         "GOVERNMENTAL ACTS" is defined in Section 2.26(a) hereof.

         "GOVERNMENTAL AUTHORITY" means any nation or government, any federal, state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "GROSS AMOUNT OF ELIGIBLE CANADIAN INVENTORY" means the Dollar Amount of the Canadian Dollar value of Eligible Canadian Inventory valued at the lower of cost determined on a first-in-first-out basis (determined in accordance with Agreement Accounting Principles, consistently applied) or market value less (i) the value of reserves which have been recorded by AAS Canada with respect to obsolete, slow-moving or excess Inventory and (ii) such other reserves as the Documentation and Collateral Agent elects to establish in accordance with its reasonable credit judgment (which credit judgment shall be exercised in a manner that is not arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial reserves were determined).

         "GROSS AMOUNT OF ELIGIBLE DUTCH INVENTORY" means the Dollar Amount of the Dutch Guilder value of Eligible Dutch Inventory valued at the lower of cost determined on a first-in- first-out basis (determined in accordance with Agreement Accounting Principles, consistently applied) or market value less (i) the value of reserves which have been recorded by Brink with respect to obsolete, slow-moving or excess Inventory and (ii) such other reserves as the Documentation and Collateral Agent elects to establish in accordance with its reasonable credit judgment (which credit judgment shall be exercised in a manner that is not arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial reserves were determined).

         "GROSS AMOUNT OF ELIGIBLE U.S. INVENTORY" means Eligible U.S. Inventory valued at the lower of cost determined on a first-in-first-out basis (determined in accordance with Agreement Accounting Principles, consistently applied) or market value less (i) the value of reserves which have been recorded by AAS with respect to obsolete, slow-moving or excess Inventory and (ii) such other reserves as the Documentation and Collateral Agent elects to establish in accordance with its reasonable credit judgment (which credit judgment shall be exercised in a manner that is not arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial reserves were determined).

         "GROSS AMOUNT OF ELIGIBLE CANADIAN RECEIVABLES" means the Dollar Amount of the outstanding face amount in Canadian Dollars of Eligible Canadian Receivables, determined in accordance with Agreement Accounting Principles, consistently applied, less (i) all finance charges, late fees and other fees that are unearned, (ii) the value of any accrual which has been recorded by AAS Canada with respect to downward price adjustments, (iii) a warranty reserve in an amount reasonably sufficient for purposes of meeting AAS Canada's warranty obligations or warranty sharing obligations; and (iv) such other reserves as the Documentation and Collateral Agent elects to establish in accordance with its reasonable credit judgment (which credit judgment shall be exercised in a manner that is not arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial reserves were determined).

         "GROSS AMOUNT OF ELIGIBLE DUTCH RECEIVABLES" means the Dollar Amount of the outstanding face amount in Dutch Guilders of Eligible Dutch Receivables, determined in accordance with Agreement Accounting Principles, consistently applied, less (i) all finance charges, late fees and other fees that are unearned, (ii) the value of any accrual which has been recorded by Brink with respect to downward price adjustments, (iii) a warranty reserve in an amount reasonably sufficient for purposes of meeting Brink's warranty obligations or warranty sharing obligations; and (iv) such other reserves as the Documentation and Collateral Agent elects to establish in accordance with its reasonable credit judgment (which credit judgment shall be exercised in a manner that is not arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial reserves were determined).

         "GROSS AMOUNT OF ELIGIBLE U.S. RECEIVABLES" means the outstanding face amount of Eligible U.S. Receivables, determined in accordance with Agreement Accounting Principles, consistently applied, less (i) all finance charges, late fees and other fees that are unearned, (ii) the value of any accrual which has been recorded by AAS or Valley, as applicable, with respect to downward price adjustments, (iii) a warranty reserve in an amount reasonably sufficient for purposes of meeting the warranty obligations or warranty sharing obligations of AAS or Valley, as applicable; and (iv) such other reserves as the Documentation and Collateral Agent elects to establish in accordance with its reasonable credit judgment (which credit judgment shall be exercised in a manner that is not arbitrary or capricious and shall be exercised in a manner not inconsistent with the manner in which the initial reserves were determined).

         "GROSS NEGLIGENCE" means recklessness, the absence of the slightest care or the complete disregard of consequences. Gross Negligence does not mean the absence of ordinary care or diligence, or an inadvertent act or inadvertent failure to act. If the term "gross negligence" is used with respect to the Administrative Agent, the Documentation and Collateral Agent, any Arranger or any Lender or any Indemnitee in any of the other Loan Documents, it shall have the meaning set forth herein.

         "GUARANTIES" means those certain Guaranties executed by Holdings, AAS, Valley and Brink Acquisition with respect to all of the Secured Obligations and Brink International with respect to that portion of the Secured Obligations arising out of Advances made to Subsidiaries of Brink International.

         "HIGH YIELD NOTE AGREEMENT" means the Indenture to be dated a date occurring between July 31, 1997 and December 31, 1997 among Holdings and a trustee acting on behalf of the note purchasers pursuant to which Holdings plans to issue notes in the original principal amount of US$100,000,000.

         "HOLDERS OF SECURED OBLIGATIONS" shall mean the holders of the Secured Obligations from time to time and shall include their respective successors, transferees and assigns.

         "HOLDINGS" means AAS Holdings, LLC, a Delaware limited liability company, and its successors and assigns, including a debtor-in-possession on behalf of Holdings.

         "INCOME TAX LIABILITIES" means with respect to any member or, in the event such member is a flow-through entity, such direct or indirect owner or owners of such member as is or are subject to income taxes on income of AAS, Valley or Holdings for any calendar year, an amount determined as follows:
                  (i) with respect to any Tax Distribution to be made at a time when no Default or Unmatured Default has occurred and is continuing, determined by multiplying (a) such Person's allocable share of all taxable income and gains of AAS, Valley or Holdings (as determined under Section 7 of each of the Operating Agreements of AAS, Valley and Holdings) by (b) forty-four percent (44%); and

                  (ii) with respect to any Tax Distribution to be made after the occurrence and during the continuance of a Default or Unmatured Default, an amount equal to such Person's actual liabilities for U.S. federal income taxes and for all relevant state and local income taxes for jurisdictions located in the U.S. (taking into account the deductibility of state and local taxes for federal income tax purposes and determined based on the highest marginal income tax rates applicable to any such member without taking into account such member's actual taxable income or losses from other sources), however denominated (together with any interest, penalties, additions to tax, or additional amounts with respect thereto), imposed under applicable tax law (i.e., reflecting all items and the amounts thereof in the period properly applicable thereto for tax accounting purposes) resulting to such member based upon its allocable share (as determined under Section 7 of each of the Operating Agreements of AAS, Valley and Holdings) of all taxable income and gains of AAS, Valley or Holdings for such calendar year.

         "INDEBTEDNESS" of any Person means (i) any indebtedness of such Person, contingent or otherwise, (a) in respect of borrowed money including all principal, interest, fees and expenses with respect thereto (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or (b) evidenced by bonds, notes, acceptances, debentures or other instruments or letters of credit (or reimbursement obligations with respect thereto, including, in the case of the Borrowers, Reimbursement Obligations under the Letters of Credit) or representing the balance deferred and unpaid of the purchase price of any property (including pursuant to Capitalized Leases) or services, if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with Agreement Accounting Principles (except that any such balance that constitutes a trade payable and/or an accrued liability arising in the ordinary course of business shall not be considered Indebtedness); (ii) to the extent not otherwise included, (a) interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceedings and other interest that would have accrued but for the commencement of such proceedings, (b) any Capitalized Lease Obligations, (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, and
(d) Contingent Obligations (exclusive of whether such items would appear upon such balance sheet). The amount of Indebtedness of any Person at any date shall be without duplication (i) the outstanding balance at such date of all unconditional obligations as described above and the maximum liability of any such Contingent Obligations at such date and (ii) in the case of Indebtedness of others secured by a Lien to which the property or assets owned or held by such Person is subject, the lesser of the fair market value at such date of any asset subject to a Lien securing the Indebtedness of others and the amount of the Indebtedness secured.
         "INDEMNIFIED MATTERS"  is defined in Section 9.7(B) hereof.

         "INDEMNITEES" is defined in Section 9.7(B) hereof.

         "INSURANCE RESERVE" is defined in Section 6.2(G) hereof.

         "INTELLECTUAL PROPERTY SECURITY AGREEMENTS" means (a) those certain Patent Security Agreements, and (b) those certain Trademark Security Agreements executed by AAS and Valley, respectively, in favor of the Documentation and Collateral Agent for the benefit of the holders of Secured Obligations as amended, restated or otherwise modified from time to time.

         "INTEREST EXPENSE" is defined in Section 6.4(A) hereof.

         "INTEREST EXPENSE COVERAGE RATIO" is defined in Section 6.4(B) hereof.

         "INTEREST PERIOD" means, with respect to a Eurocurrency Rate Loan, a period of one (1), two (2), three (3) or six (6) months commencing on a Business Day selected by the applicable Borrower pursuant to this Agreement. Such Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months thereafter; provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

         "INTEREST RATE AGREEMENTS" is defined in Section 6.3(R) hereof.

         "INVENTORY" shall mean any and all goods, including, without limitation, goods in transit, wheresoever located, whether now owned or hereafter acquired by AAS, Valley, AAS Canada or Brink which are held for sale or lease, furnished under any contract of service or held as raw materials, work in process or supplies, and all materials used or consumed in the business of AAS, Valley, AAS Canada or Brink, and shall include such property the sale or other disposition of which has given rise to Receivables and which has been returned to or repossessed or stopped in transit by AAS, Valley, AAS Canada or Brink.

         "INVESTMENT" means, with respect to any Person, (i) any purchase or other acquisition by that Person of stock, partnership interest, ownership or membership interest, notes, debentures or other securities, or of a beneficial interest in stock, partnership interest, ownership or membership interest, notes, debentures or other securities, issued by any other Person, (ii) any purchase by that Person of all or substantially all of the assets of a business conducted by another Person, and (iii) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable, advances to employees and similar items made or incurred in the ordinary course of business) or capital contribution by that Person to any other

Person, including all Indebtedness to such Person arising from a sale of property by such Person other than in the ordinary course of its business.

         "IRS" means the Internal Revenue Service and any Person succeeding to the functions thereof.

         "ISSUING LENDER" means, as the context may require, (i) The Chase Manhattan Bank, with respect to Letters of Credit issued by it pursuant to this Agreement, (ii) NBD Bank, with respect to Letters of Credit issued by it pursuant to this Agreement, (iii) Chase Manhattan Bank Delaware, with respect to Letters of Credit issued by it pursuant to this Agreement, (iv) any other Lender that becomes an Issuing Lender, pursuant to Section 2.21, with respect to Letters of Credit issued by such Lender or (v) collectively, all the foregoing.

         "L/C DRAFT" means a draft drawn on an Issuing Lender pursuant to a Letter of Credit.

         "L/C INTEREST" shall have the meaning ascribed to such term in Section 2.22.

         "L/C OBLIGATIONS" means, without duplication, an amount equal to the sum of (i) the aggregate of the amount then available for drawing under each of the Letters of Credit, (ii) the face amount of all outstanding L/C Drafts corresponding to the Letters of Credit, which L/C Drafts have been accepted by the Issuing Lender, (iii) the aggregate outstanding amount of all Reimbursement Obligations at such time and (iv) the aggregate face amount of all Letters of Credit requested by any Borrower but not yet issued (unless the request for an unissued Letter of Credit has been denied).

         "LENDERS" means the lending institutions listed on the signature pages of this Agreement, including the Issuing Lenders and the Swing Line Lenders and their respective successors and assigns.

         "LENDING INSTALLATION" means, with respect to a Lender or the Administrative Agent, any office, branch, subsidiary or affiliate of such Lender or the Administrative Agent.

         "LETTER(S) OF CREDIT" means the letters of credit to be issued by one of the Issuing Lenders pursuant to Section 2.21 hereof.

         "LIEN" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

         "LOAN(S)" means, (i) with respect to a Lender, such Lender's portion of any Advance made pursuant to Section 2.1 or Section 2.2, as applicable, (ii) with respect to the Swing Line

Lender, its Swing Line Loans and (iii) collectively all Term Loans and Revolving Loans, whether made or continued as or converted to Base Rate Loans or Eurocurrency Rate Loans and all Swing Line Loans.

         "LOAN ACCOUNT" is defined in Section 2.15(F) hereof.

         "LOAN DOCUMENTS" means this Agreement, the Notes, the Guaranties, the Collateral Documents and all other documents, instruments and agreements executed in connection therewith or contemplated thereby, including the letter agreements regarding fees among the Administrative Agent, AAS and Holdings and among Chase, NBD, the Arrangers, Holdings and AAS, in each case as the same may be amended, restated or otherwise modified and in effect from time to time.

         "MANAGEMENT" means those Persons listed on Schedule 1.1.5 under such heading.

         "MARGIN STOCK" shall have the meaning ascribed to such term in Regulation U.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect upon (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of Holdings and its Subsidiaries taken as a whole, (b) the ability of the Borrowers to perform their respective obligations under the Loan Documents in any material respect, or (c) the ability of the Lenders, the Administrative Agent or the Documentation and Collateral Agent to enforce in any material respect the Obligations or their rights with respect to the Collateral.

         "MAXIMUM REVOLVING CREDIT AMOUNT" means, at any particular time: (i) the lesser of (A) the Aggregate Revolving Loan Commitment at such time minus the Dollar Amount of the outstanding principal balance of the Indebtedness of AAS Canada to the Canadian Lenders with respect to the Four Million Canadian Dollar (C$4,000,000.00) revolving credit facility provided by the Canadian Lenders to AAS Canada and (B) the Borrowing Base at such time minus (ii) the amount of any Decision Reserve in effect at such time.

         "MORTGAGES" shall mean mortgages, deeds of trust, collateral assignments of beneficial interest, leasehold mortgages and/or leasehold deeds of trust of even date herewith executed by any U.S. Borrower in favor of the Documentation and Collateral Agent for the benefit of the Holders of Secured Obligations as amended, restated or otherwise modified from time to time and any other mortgage executed by any Subsidiary of Brink International securing Advances made to Brink International or Subsidiaries of Brink International.

         "MULTIEMPLOYER PLAN" means a "Multiemployer Plan" as defined in Section 4001(a)(3) of ERISA which is, or within the immediately preceding six (6) years was, contributed to by either Holdings, AAS, Valley or any member of the Controlled Group.

         "NBD" means NBD Bank, in its individual capacity.
         "NET CASH PROCEEDS" means, with respect to any Asset Sale of any Person, (a) cash (freely convertible into U.S. Dollars) received by such Person or any Subsidiary of such Person from such Asset Sale (including cash received as consideration for the assumption or incurrence of liabilities incurred in connection with or in anticipation of such Asset Sale), after (i) provision for all income or other taxes measured by or resulting from such Asset Sale, (ii) payment of all brokerage commissions and other fees and expenses related to such Asset Sale, (iii) all amounts used to repay Indebtedness secured by a Lien on any asset disposed of in such Asset Sale or which is or may be required (by the express terms of the instrument governing such Indebtedness) to be repaid in connection with such Asset Sale (including payments made to obtain or avoid the need for the consent of any holder of such Indebtedness), and (iv) deduction of appropriate amounts to be provided by such Person or a Subsidiary of such Person as a reserve, in accordance with Agreement Accounting Principles, against any liabilities associated with the assets sold or disposed of in such Asset Sale and retained by such Person or a Subsidiary of such Person after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with the assets sold or disposed of in such Asset Sale; and (b) cash payments in respect of any Indebtedness, Capital Stock, ownership or membership interest or other consideration received by such Person or any Subsidiary of such Person from such Asset Sale upon receipt of such cash payments by such Person or such Subsidiary.

         "NET INCOME" is defined in Section 6.4(A) hereof.

         "NON PRO RATA LOAN" is defined in Section 8.2 hereof.

         "NOMADIC SPORTS PURCHASE" means the purchase by AAS Canada of certain assets and stock for a purchase price not to exceed in the aggregate C$2,000,000.

         "NOTES" means the Revolving Notes, the Term Notes and the Swing Line Loan Note.

         "NOTICE OF ASSIGNMENT" is defined in Section 12.3(B) hereof.

         "OBLIGATIONS" means all Loans, advances, debts, liabilities, obligations, covenants and duties owing by any of the Borrowers to the Administrative Agent, the Documentation and Collateral Agent, either of the Arrangers, any Lenders, the Issuing Lenders, the Swing Line Lender, any Affiliate of any of the foregoing or any Indemnitee, of any kind or nature, present or future, arising under this Agreement, the Notes, the Collateral Documents, any other Loan Document, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification, or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and disbursements, paralegals' fees (in each case whether or not allowed), and any other sum chargeable to any of the Borrowers under this Agreement or any other Loan Document.

         "OTHER TAXES" is defined in Section 2.15(E)(ii) hereof.

         "PARTICIPANTS" is defined in Section 12.2(A) hereof.

         "PAYMENT DATE" means the last Business Day of each March, June, September and December.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

         "PERMITTED ACQUISITION" is defined in Section 6.3(G) hereof.

         "PERMITTED EXISTING CONTINGENT OBLIGATIONS" means the Contingent Obligations of the Borrowers and all other Subsidiaries of Holdings identified as such on Schedule 1.1.1 to this Agreement.

         "PERMITTED EXISTING INDEBTEDNESS" means the Indebtedness of the Borrowers and all other Subsidiaries of Holdings identified as such on Schedule
1.1.2 to this Agreement.

         "PERMITTED EXISTING INVESTMENTS" means the Investments of the Borrowers and all other Subsidiaries of Holdings identified as such on Schedule 1.1.3 to this Agreement.

         "PERMITTED EXISTING LIENS" means the Liens on assets of the Borrowers or all other Subsidiaries of Holdings identified as such on Schedule 1.1.4 to this Agreement.

         "PERMITTED PURCHASE MONEY INDEBTEDNESS" is defined in Section 6.3(A)(ii) hereof.

         "PERMITTED SUBORDINATED INDEBTEDNESS" means (a) Indebtedness evidenced by the Subordinated Notes in an outstanding principal amount not at any time exceeding $20,000,000, plus interest, fees and expenses and any other amounts other than principal provided for under the Subordinated Note Agreement in connection therewith, together with interest thereon; (b) Indebtedness evidenced by substitute subordinated notes delivered upon the registration of the transfer or exchange for or in lieu of such Subordinated Notes as provided in the Subordinated Note Agreement; (c) Indebtedness evidenced by the Seller Note; (d) Indebtedness evidenced by the Subordinated Notes in an outstanding principal amount not at any time exceeding $100,000,000 issued pursuant to the High Yield Note Agreement; (e) Indebtedness evidenced by the Subordinated Notes in an outstanding principal amount not exceeding $20,000,000 issued pursuant to the Supplemental Subordinated Note Agreement; and (e) other Subordinated Indebtedness permitted pursuant to Section 6.3(A)(d)

         "PERSON" means any natural person, corporation, firm, company, joint venture, partnership, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

         "PLAN" means an employee benefit plan defined in Section 3(3) of ERISA in respect of which the Borrower or any member of the Controlled Group is, or within the immediately preceding six (6) years was, an "employer" as defined in
Section 3(5) of ERISA.

         "PLEDGE AGREEMENTS" means (i) that certain Pledge Agreement executed by Holdings in favor of the Documentation and Collateral Agent for the benefit of the Holders of Secured Obligations to secure payment of the Secured Obligations, as amended, restated or otherwise modified from time to time; (ii) that certain Pledge Agreement executed by CB Capital in favor of the Documentation and Collateral Agent for the benefit of the Holders of Secured Obligations to secure payment of the Secured Obligations, as amended, restated or otherwise modified from time to time; (iii) that certain Pledge Agreement executed by Brink International in favor of the Documentation and Collateral Agent for the benefit of the Holders of Secured Obligations pledging 65% of the Capital Stock of Brink to secure payment of the Secured Obligations and (iv) any other pledge agreements executed by Brink Acquisition and non-U.S. Subsidiaries of Holdings in favor of the Documentation and Collateral Agent for the benefit of the Holders of Secured Obligations pledging the Capital Stock of certain non-U.S. Subsidiaries of Holdings to secure payment of Advances made to non-U.S. Subsidiaries of Holdings.

         "PRO RATA SHARE" means, with respect to any Lender, (i) at any time prior to the Effective Date, the percentage obtained by dividing (A) such Lender's Commitments at such time (in each case, as adjusted from time to time in accordance with the provisions of this Agreement) by (B) the sum of the Aggregate Term Loan Commitments and the Aggregate Revolving Loan Commitments at such time and (ii) at any time after the Effective Date, the percentage obtained by dividing (A) the sum of such Lender's Term Loans and Revolving Loan Commitment at such time (in each case, as adjusted from time to time in accordance with the provisions of this Agreement) by (B) the sum of the aggregate amount of all of the Term Loans and the Aggregate Revolving Loan Commitment at such time; provided, however, if all of the Commitments are terminated pursuant to the terms of this Agreement, then "Pro Rata Share" means the percentage obtained by dividing (x) the sum of such Lender's Term Loans and Revolving Loans by (y) the aggregate amount of all Term Loans and Revolving Loans.

         "PURCHASERS" is defined in Section 12.3(A) hereof.

         "RATE HEDGING OBLIGATIONS" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

         "RATE OPTION" means the Eurocurrency Rate or the Base Rate.

         "RECEIVABLE(S)" means and includes all of AAS's, Valley's, AAS Canada's or Brink's presently existing and hereafter arising or acquired accounts, accounts receivable, and all present and future rights of AAS, Valley, AAS Canada or Brink to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether or not they have been earned by performance, and all rights in any merchandise or goods which any of the same may represent, and all rights, title, security and guaranties with respect to each of the foregoing, including, without limitation, any right of stoppage in transit.

         "REGISTER" is defined in Section 12.3(C) hereof.

         "REGULATION G" means Regulation G of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by nonbank, nonbroker lenders for the purpose of purchasing or carrying margin stock (as defined therein).

         "REGULATION T" means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by and to brokers and dealers of securities for the purpose of purchasing or carrying margin stock (as defined therein).

         "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying Margin Stock applicable to member banks of the Federal Reserve System.

         "REGULATION X" means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by foreign lenders for the purpose of purchasing or carrying margin stock (as defined therein).

         "REIMBURSEMENT OBLIGATION" is defined in Section 2.23 hereof.

         "REINVESTMENT PERIOD" is defined in Section 2.5(B)(i)(f) hereof.

         "REINVESTMENT RESERVE" is defined in Section 2.5(B)(i)(f) hereof. "RELEASE" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including the movement of Contaminants through or in the air, soil, surface water or groundwater.

         "RENTALS" is defined in Section 6.4(A) hereof.

         "REPLACEMENT LENDER" is defined in Section 2.20 hereof.

         "REPORTABLE EVENT" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days after such event occurs, provided, however, that a failure to meet the minimum funding standards of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

         "REQUIRED LENDERS" means Lenders whose Pro Rata Shares, in the aggregate, are greater than fifty percent (50%); provided, however, that, if any of the Lenders shall have failed to fund its Pro Rata Share of any Revolving Loan requested by the Borrower which such Lenders are obligated to fund under the terms of this Agreement and any such failure has not been cured, then for so long as such failure continues, "REQUIRED LENDERS" means Lenders (excluding all Lenders whose failure to fund their respective Pro Rata Shares of such Revolving Loans have not been so cured) whose Pro Rata Shares represent greater than fifty percent (50%) of the aggregate Pro Rata Shares of such Lenders; provided, further, however, that, if the Commitments have been terminated pursuant to the terms of this Agreement, "REQUIRED LENDERS" means Lenders (without regard to such Lenders' performance of their respective obligations hereunder) whose aggregate ratable shares (stated as a percentage) of the aggregate outstanding principal balance of all Loans and L/C Obligations are greater than fifty percent (50%).

         "REQUIREMENTS OF LAW" means, as to any Person, the charter and by-laws or other organizational or governing documents of such Person, and any law, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject including, without limitation, the Securities Act, the Securities Exchange Act, Regulations G, T, U and X, ERISA, the Fair Labor Standards Act, the Worker Adjustment and Retraining Notification Act, Americans with Disabilities Act of 1990, and any certificate of occupancy, zoning ordinance, building, environmental or land use requirement or Permit or environmental, labor, employment, occupational safety or health law, rule or regulation, including Environmental, Health or Safety Requirements of Law.

         "RESTRICTED JUNIOR PAYMENT" means (i) any dividend or other distribution, direct or indirect, on account of any ownership, membership or other equity interest in Holdings now or hereafter outstanding, except a dividend payable solely in additional interests of the same type, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any ownership, membership or other equity interest in Holdings or any such interests or shares of any class of Capital Stock of Holdings now or hereafter outstanding, (iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to any Permitted Subordinated Indebtedness, (iv) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding options or other rights to acquire any ownership, membership or other equity interests in Holdings, (v) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of any Permitted Subordinated Indebtedness or any ownership, membership or other equity interests in Holdings or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission and (vi) any payment of management fees (or other fees of a similar nature) by Holdings to CB Capital, any holder of ownership, membership or other equity interests in Holdings or any member of management of Holdings or their Affiliates.

         "REVOLVING CREDIT AVAILABILITY" means, at any particular time, the amount by which the Maximum Revolving Credit Amount at such time exceeds the Revolving Credit Obligations at such time.

         "REVOLVING CREDIT OBLIGATIONS" means, at any particular time, the sum of (i) the outstanding principal amount of the Revolving Loans at such time, plus (ii) the L/C Obligations at such time plus (iii) the outstanding principal amount of the Swing Line Loans at such time.

         "REVOLVING LOAN" is defined in Section 2.2.

         "REVOLVING LOAN COMMITMENT" means, for each Lender, the obligation of such Lender to make Revolving Loans and to purchase participations in Letters of Credit not exceeding the amount set forth on Exhibit B to this Agreement opposite its name thereon under the heading "Revolving Loan Commitment" or the signature page of the Assignment and Acceptance by which it became a Lender, as such amount may be modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable Assignment and Acceptance.

         "REVOLVING NOTE" means a promissory note, in substantially the form of Exhibit C hereto, duly executed by a Borrower and payable to the order of a Lender in the amount of its Revolving

Loan Commitment, including any amendment, restatement modification, renewal or replacement of such Revolving Note.

         "RISK-BASED CAPITAL GUIDELINES" is defined in Section 3.2 hereof.

         "SECURED OBLIGATIONS" means, collectively, (i) the Obligations, (ii) all Rate Hedging Obligations owing to one or more of the Lenders and (iii) the obligations of Holdings and AAS under guaranties of the Indebtedness of AAS Canada owed to the Canadian Lenders.

         "SECURITY AGREEMENTS" means those certain Security Agreements executed by AAS, Holdings, Valley and Brink Acquisition, respectively, in favor of the Documentation and Collateral Agent for the benefit of the Holders of Secured Obligations as amended, restated or otherwise modified from time to time.

         "SELLER" means Valley Industries, Inc.

         "SELLER NOTE" means that certain Amended and Restated Note issued by Holdings to the Seller in the principal amount of Twelve Million Five Hundred Thousand Dutch Guilders (NLG 12,500,000).

         "SINGLE EMPLOYER PLAN" means a Plan maintained by AAS or any member of the Controlled Group for employees of AAS, Valley or any member of the Controlled Group.

         "SOLVENT" shall mean, when used with respect to any Person, that at the time of determination:

                  (i) the fair value of its assets (both at fair valuation and at present fair saleable value) is equal to or in excess of the total amount of its liabilities, including, without limitation, contingent liabilities; and

                  (ii) it is then able and expects to be able to pay its debts as they mature; and

                  (iii) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

With respect to contingent liabilities (such as litigation, guarantees and pension plan liabilities), such liabilities shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represent the amount which can be reasonably be expected to become an actual or matured liability.

         "SUBORDINATED INDEBTEDNESS" means the Indebtedness evidenced by the Subordinated Notes and the Seller Note and other Permitted Subordinated Indebtedness.

         "SUBORDINATED NOTE AGREEMENT" means the Senior Subordinated Note Purchase Agreement dated as of October 30, 1996 among Holdings, and CB Capital and International Mezzanine Capital BV, as amended by Amendment No. 1 dated July 2, 1997 and Amendment No. 2 dated as of August 5, 1997.

         "SUBORDINATED NOTES" means (i) the Senior Subordinated Promissory Notes issued by Holdings pursuant to the Subordinated Note Agreement, (ii) any notes issued by Holdings pursuant to the High Yield Note Agreement and (iii) any notes issued by Holdings pursuant to the Supplemental Subordinated Note Agreement.

         "SUBSIDIARY" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any company, partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a direct or indirect Subsidiary of Holdings.

         "SUPPLEMENTAL SUBORDINATED NOTE AGREEMENT" means the Senior Subordinated Note Purchase Agreement to be dated a date occurring between July 31, 1997 and December 31, 1997 among Holdings and one or more note purchasers or a trustee acting on their behalf pursuant to which Holdings plans to issue subordinated notes in an original principal amount sufficient to generate proceeds available to prepay the Loans of not less than US$20,000,000.

         "SWING LINE COMMITMENT" means the obligation of the Swing Line Lenders to make Swing Line Loans up to a maximum principal amount of $2,000,000 in the aggregate at any one time outstanding.

         "SWING LINE LENDER" means Chase, NBD and any other Lender that elects to be a Swing Line Lender.

         "SWING LINE LOAN" means a loan made available to any of the Borrowers by the Swing Line Lender pursuant to Section 2.3.

         "SWING LINE LOAN NOTE" means a Note in substantially the form of Exhibit E hereto duly executed by the applicable Borrower and payable to the order of each Swing Line Lender in the amount of its Swing Line Commitment.

         "SYNDICATION AGENT" means Chase in its capacity as Syndication Agent with respect to this Agreement.

         "TAX DISTRIBUTION" means, as of the time of determination thereof, any distribution by AAS, Valley or Holdings to members of AAS, Valley or Holdings (or in each case, if such member is a flow-through entity, such direct or indirect owner or owners of such member as is or are subject to income taxes on income of AAS, Valley or Holdings) pursuant to the provisions of Section 6.3(F)(i), which (i) with respect to quarterly estimated tax payments due in each calendar year shall be equal to twenty-five percent (25%) of the relevant member's Income Tax Liabilities for such calendar year as estimated in writing by the chief financial officer of Holdings and (ii) with respect to tax payments to be made with income tax returns filed for a full calendar year or with respect to adjustments to such returns imposed by the IRS or other taxing authority, shall be equal to the Income Tax Liabilities of such member for such calendar year minus the aggregate amount distributed to such member for such calendar year as provided in clause (i) above. In the event the amount determined under clause (ii) is a negative amount, the amount of any distributions to the relevant member in the succeeding calendar year (or, if necessary, any subsequent calendar years) shall be reduced by such negative amount.

         "TAXES" is defined in Section 2.15(E)(i) hereof.

         "TERMINATION DATE" means the earlier of (a) October 30, 2003, (b) the date of termination of the Commitments pursuant to Section 2.6 or Section 8.1 and (c) the date of the payment in full of the Tranche A Term Loans.

         "TERMINATION EVENT" means (i) a Reportable Event with respect to any Benefit Plan; (ii) the withdrawal of AAS, Valley or any member of the Controlled Group from a Benefit Plan during a plan year in which AAS, Valley or such Controlled Group member was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or the cessation of operations which results in the termination of employment of twenty percent (20%) of Benefit Plan participants who are employees of AAS, Valley or any member of the Controlled Group; (iii) the imposition of an obligation on AAS, Valley or any member of the Controlled Group under Section 4041 of ERISA to provide affected parties written notice of intent to terminate a Benefit Plan in a distress termination described in
Section 4041(c) of ERISA; (iv) the institution by the PBGC of proceedings to terminate a Benefit Plan; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan; or (vi) the partial or complete withdrawal of AAS, Valley or any member of the Controlled Group from a Multiemployer Plan.

         "TERM LOANS" means, collectively, the Tranche A Term Loans and the Tranche B Term Loans.

         "TRANCHE A PRO RATA SHARE" shall mean, at any particular time and with respect to any Lender, a fraction (expressed as a percentage), the numerator of which shall be the then aggregate amount of such Lender's Revolving Credit Commitment plus the outstanding principal balance of such Lender's Tranche A Term Loans and the denominator of which shall be the then aggregate amount of all Revolving Credit Commitments and the outstanding principal balance of the Tranche A Term Loans.

         "TRANCHE A TERM LOAN" is defined in Section 2.1(a) hereof.

         "TRANCHE A TERM LOAN COMMITMENT" means, for each Lender, the obligation of such Lender to make its Tranche A Term Loan pursuant to the terms and conditions of this Agreement, and which shall not exceed the principal amount set forth on Exhibit B to this Agreement opposite its name thereon under the heading "Tranche A Term Loan Commitment", as such amount may be modified from time to time pursuant to the terms hereof.

         "TRANCHE A TERM LOAN LENDER" means any Lender with a Tranche A Term Loan Commitment.

         "TRANCHE A TERM LOAN TERMINATION DATE" means the earlier of (a) October 30, 2003 and (b) the date of termination of the Revolving Loan Commitments pursuant to Section 2.6 or Section 8.1.

         "TRANCHE A TERM NOTE" means a promissory note, in substantially the form of Exhibit D- 1 hereto, duly executed by the applicable Borrower and payable to the order of a Lender in the amount of its Tranche A Term Loan Commitment, including any amendment, restatement, modification, renewal or replacement of such Tranche A Term Note.

         "TRANCHE B PRO RATA SHARE" shall mean, at any particular time and with respect to any Lender, a fraction (expressed as a percentage), the numerator of which shall be the then outstanding principal balance of such Lender's Tranche B Term Loans and the denominator of which shall be the then outstanding principal balance of all Tranche B Term Loans.

         "TRANCHE B TERM LOAN" is defined in Section 2.1(b) hereof.

         "TRANCHE B TERM LOAN COMMITMENT" means, for each Lender, the obligation of such Lender to make its Tranche B Term Loan pursuant to the terms and conditions of this Agreement, and which shall not exceed the principal amount set forth on Exhibit B to this Agreement opposite its name thereon under the heading "Tranche B Term Loan Commitment", as such amount may be modified from time to time pursuant to the terms hereof.

         "TRANCHE B TERM LOAN LENDER" means any Lender with a Tranche B Term Loan Commitment.

         "TRANCHE B TERM LOAN TERMINATION DATE" means October 30, 2004.

         "TRANCHE B TERM NOTE" means a promissory note, in substantially the form of Exhibit D- 2 hereto, duly executed by the applicable Borrower and payable to the order of a Lender in the amount of its Tranche B Term Loan Commitment, including any amendment, restatement, modification, renewal or replacement of such Tranche B Term Note.

         "TRANSACTION COSTS" means the fees, costs and expenses payable by the Borrowers in connection with the execution, delivery and performance of the Transaction Documents and the consummation of the Valley Acquisition.

         "TRANSACTION DOCUMENTS" means the Loan Documents, the Subordinated Note Agreement and the Acquisition Documents.

         "TRANSFEREE" is defined in Section 12.5 hereof.

         "TYPE" means, with respect to any Loan, its nature as a Base Rate Loan or a Eurocurrency Rate Loan.

         "UNMATURED DEFAULT" means an event which, but for the lapse of time or the giving of notice, or both, would constitute a Default.

         "U.S. BORROWING BASE" means, as of any date of calculation, an amount, as set forth on the most current Borrowing Base Certificate delivered to the Administrative Agent, equal to the sum of (i) eighty-five percent (85%) of the Gross Amount of Eligible U.S. Receivables plus (ii) the lesser of (A) $10,000,000 and (B) fifty percent (50%) of the Gross Amount of Eligible U.S. Inventory.

         "VALLEY" means Valley Industries, LLC, a Delaware limited liability company, and its successors and assigns, including a debtor-in-possession on behalf of Valley.

         "VALLEY ACQUISITION" means the acquisition of substantially all of the assets of Valley Industries, Inc. by Valley on the terms and conditions set forth in that certain Asset Purchase Agreement ("ACQUISITION AGREEMENT") dated as of August 5, 1997 by and among Valley, Seller and certain other parties substantially in the form attached as Exhibit J hereto.

         "WORKING CAPITAL" means, as at any date of determination, the excess, if any, of (i) Holding's consolidated current assets, except cash and Cash Equivalents, over (ii) Holdings' consolidated current liabilities, except current maturities of long-term debt and Revolving Credit Obligations as of such date and all accrued interest as of such date.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Any accounting terms used in this Agreement which are not specifically defined herein shall have the meanings customarily given them in accordance with generally accepted accounting principles in existence as of the date hereof.

         1.2 Supplemental Disclosure. At any time at the request of the Administrative Agent and at such additional times as Holdings determines, Holdings shall supplement each schedule or representation herein or in the other Loan Documents with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such schedule or as an exception to such representation or which is necessary to correct any information in such schedule or representation which has been rendered inaccurate thereby. If any such supplement to such schedule or representation discloses the existence or occurrence of events, facts or circumstances which are restricted or prohibited by the terms of this Agreement or any other Loan Documents, such supplement to such schedule or representation shall not be deemed an amendment thereof unless expressly consented to in writing by Administrative Agent and the Required Lenders, and no such amendments, except as the same may be consented to in a writing which expressly includes a waiver, shall be or be deemed a waiver by the Administrative Agent or any Lender of any Default disclosed therein.


ARTICLE II:  THE CREDITS

         2.1. Term Loans. (a) Amount of Tranche A Term Loans. Subject to the terms and conditions set forth in this Agreement, each Tranche A Term Loan Lender on the Effective Date severally and not jointly agrees to make (or, to the extent previously made, re-evidence) a term loan or loans, in one or more Agreed Currencies, to one or more of the Borrowers in an aggregate Dollar Amount at any time outstanding not to exceed such Lender's Tranche A Term Loan Commitment (each individually, a "TRANCHE A TERM LOAN" and, collectively, the "TRANCHE A TERM LOANS"). All Tranche A Term Loans shall be made or re-evidenced by the Lenders on or after the Effective Date simultaneously and proportionately to their respective Tranche A Pro Rata Shares, it being understood that no Tranche A Term Loan Lender shall be responsible for any failure by any other Tranche A Term Loan Lender to perform its obligation to make or re- evidence any Tranche A Term Loan hereunder nor shall the Tranche A Term Loan Commitment of any Lender be increased or decreased as a result of any such failure.

         (b) Amount of Tranche B Term Loans. Subject to the terms and conditions set forth in this Agreement, each Tranche B Term Loan Lender on the Effective Date severally and not jointly agrees to make a term loan or loans, in Dollars, to one or more of the Borrowers in an aggregate amount at any time outstanding not to exceed such Lender's Tranche B Term Loan Commitment (each individually, a "TRANCHE B TERM LOAN" and, collectively, the "TRANCHE B TERM LOANS"). All Tranche B Term Loans shall be made by the Lenders on or after the Effective Date simultaneously and proportionately to their respective Tranche B Pro Rata Shares, it being understood that no Tranche B Term Loan Lender shall be responsible for any failure by any other Tranche B Term Loan Lender to perform its obligation to make any Tranche B Term Loan hereunder nor shall the Tranche B Term Loan Commitment of any Lender be increased or decreased as a result of any such failure.

         (c) Borrowing Notice. The applicable Borrower shall deliver to the Administrative Agent a Borrowing Notice, signed by an Authorized Officer, on or after the Effective Date. Such Borrowing Notice shall specify (i) the aggregate amount of the Tranche A Term Loans and Tranche B Term Loans requested which shall be $60,982,000 and $55,000,000, respectively, on the Effective Date and (ii) instructions for the disbursement of the proceeds of such Term Loans. The Term Loans shall initially be Base Rate Loans and thereafter may be continued as Base Rate Loans or converted into Eurocurrency Rate Loans in the manner provided in Section 2.10 and subject to the other conditions and limitations therein set forth and set forth in this
Article II. Any Borrowing Notice given pursuant to this Section
2.1(b) shall be irrevocable.

         (d) Making of Term Loans. Promptly after receipt of the Borrowing Notice under Section 2.1(c) in respect of any Term Loans, the Administrative Agent shall notify each Lender by telex or telecopy, or other similar form of transmission, of the proposed Advance. Each Lender shall deposit an amount equal to its Tranche A Pro Rata Share of such Tranche A Term Loans and its Tranche B Pro Rata Share of such Tranche B Term Loans with the Administrative Agent at its office (i) in Detroit, Michigan in immediately available funds with respect to any Advance denominated in Dollars and (ii) in the Administrative Agent's Eurocurrency Payment Office in immediately available funds with respect to any Advance denominated in an Agreed Currency other than Dollars, in each case, on the Effective Date or, if thereafter, on the date specified in the Borrowing Notice. Subject to the fulfillment of the conditions precedent set forth in Sections 4.1 and 4.2, the Administrative Agent shall make the proceeds of such amounts received by it available to the applicable Borrower at the Administrative Agent's office in Detroit, Michigan on the date specified and shall disburse such proceeds in accordance with the disbursement instructions set forth in such Borrowing Notice. The failure of any Lender to deposit the amount described above with the Administrative Agent on or after the Closing Date shall not relieve any other Lender of its obligations hereunder to make such Term Loan.

         (e) Repayment of the Tranche A Term Loans. (i) The Tranche A Term Loans shall be repaid by the Borrowers (it being understood that each non-U.S. Borrower shall be liable only to repay Loans made to such Borrower and certain other non-U.S. Borrowers) in twenty-five (25) consecutive quarterly installments payable on the last day of each calendar quarter commencing September 30, 1997 and continuing thereafter until the Tranche A Term Loan Termination Date, and the Tranche A Term Loans shall be permanently reduced by the amount of each installment on the date payment thereof is required to be made hereunder. The principal amount of the installments may be paid by any or all of the Borrowers at their discretion provided that each of the quarterly installments shall be in the aggregate amounts set forth below:


                  INSTALLMENT DATE                     INSTALLMENT AMOUNT
                  ----------------                     ------------------
                  September 30, 1997                          $1,500,000
                  December 31, 1997                           $1,500,000

                  March 31, 1998                              $1,500,000
                  June 30, 1998                               $1,500,000
                  September 30, 1998                          $1,500,000
                  December 31, 1998                           $1,875,000

                  March 31, 1999                              $1,875,000
                  June 30, 1999                               $1,875,000
                  September 30, 1999                          $1,875,000
                  December 31, 1999                           $2,500,000

                  March 31, 2000                              $2,500,000
                  June 30, 2000                               $2,500,000
                  September 30, 2000                          $2,500,000
                  December 31, 2000                           $3,000,000

                  March 31, 2001                              $3,000,000
                  June 30, 2001                               $3,000,000
                  September 30, 2001                          $3,000,000
                  December 31, 2001                           $3,000,000

                  March 31, 2002                              $3,000,000
                  June 30, 2002                               $3,000,000
                  September 30, 2002                          $3,000,000
                  December 31, 2002                           $3,000,000

                  March 31, 2003                              $3,000,000
                  June 30, 2003                               $3,000,000
                  October 30, 2003                            $2,982,000

Notwithstanding the foregoing, the final installment shall be in the amount of the then outstanding principal balance of the Tranche A Term Loans. In addition, the then outstanding principal balance of the Tranche A Term Loans, if any, shall be due and payable on the Tranche A Term Loan Termination Date. No installment of any Tranche A Term Loan shall be reborrowed once repaid, except that the initial Tranche A Term Loans extended or re-evidenced on the Effective Date may, to the extent they have not been repaid, be refinanced with Tranche A Term Loans made subsequently to Brink International or one of the other Borrowers.

         (ii) In addition to the scheduled payments on the Tranche A Term Loans, the (a) Borrowers may make the voluntary prepayments described in Section 2.5(A) for credit against the scheduled payments on the Tranche A Term Loans pursuant to Section 2.5(A) and (b) Holdings shall make or cause to be made the mandatory prepayments prescribed in Section 2.5(B), for credit against such scheduled payments on the Tranche A Term Loans pursuant to Section 2.5(B).

         (f) Repayment of the Tranche B Term Loans. (i) The Tranche B Term Loans shall be repaid by the Borrowers (it being understood that each non-U.S. Borrower shall be liable only to repay Loans made to such Borrower and certain other non-U.S. Borrowers) in twenty-nine (29) consecutive quarterly installments payable on the last day of each calendar quarter commencing September 30, 1997 and continuing thereafter until the Tranche B Term Loan Termination Date, and the Tranche B Term Loans shall be permanently reduced by the amount of each installment on the date payment thereof is required to be made hereunder. The principal amount of the installments may be paid by any or all of the Borrowers at their discretion provided that each of the quarterly installments shall be in the aggregate amounts set forth below:


                  INSTALLMENT DATE                     INSTALLMENT AMOUNT
                  ----------------                     ------------------
                  September 30, 1997                          $250,000
                  December 31, 1997                           $250,000

                  March 31, 1998                              $250,000
                  June 30, 1998                               $250,000
                  September 30, 1998                          $250,000
                  December 31, 1998                           $250,000

                  March 31, 1999                              $250,000
                  June 30, 1999                               $250,000
                  September 30, 1999                          $250,000
                  December 31, 1999                           $250,000

                  March 31, 2000                              $250,000
                  June 30, 2000                               $250,000
                  September 30, 2000                          $250,000
                  December 31, 2000                           $250,000

                  March 31, 2001                              $250,000
                  June 30, 2001                               $250,000
                  September 30, 2001                          $250,000
                  December 31, 2001                           $250,000

                  March 31, 2002                              $250,000
                  June 30, 2002                               $250,000
                  September 30, 2002                          $250,000
                  December 31, 2002                           $250,000

                  March 31, 2003                              $250,000
                  June 30, 2003                               $250,000


                  September 30, 2003                        $   250,000
                  December 31, 2003                         $10,000,000

                  March 31, 2004                            $12,916,666
                  June 30, 2004                             $12,916,667
                  October 30, 2004                          $12,916,667

Notwithstanding the foregoing, the final installment shall be in the amount of the then outstanding principal balance of the Tranche B Term Loans. In addition, the then outstanding principal balance of the Tranche B Term Loans, if any, shall be due and payable on the Tranche B Term Loan Termination Date. No installment of any Tranche B Term Loan shall be reborrowed once repaid, except that the initial Tranche B Term Loans extended or re-evidenced on the Effective Date may, to the extent they have not been repaid, be refinanced with Tranche B Term Loans made subsequently to Brink International or one of the other Borrowers.

         (ii) In addition to the scheduled payments on the Tranche B Term Loans, the (a) Borrowers may make the voluntary prepayments described in Section 2.5(A) for credit against the scheduled payments on the Tranche B Term Loans pursuant to Section 2.5(A) and (b) Holdings shall make or cause to be made the mandatory prepayments prescribed in Section 2.5(B), for credit against such scheduled payments on the Tranche B Term Loans pursuant to Section 2.5(B).

         2.2 Revolving Loans. Upon the satisfaction of the conditions precedent set forth in Sections 4.1 and 4.2 hereof, from and including the date of this Agreement and prior to the Termination Date, each Lender severally and not jointly agrees, on the terms and conditions set forth in this Agreement, to make revolving loans to the applicable Borrower from time to time, in an Agreed Currency, in a Dollar Amount not to exceed such Lender's Tranche A Pro Rata Share of the Dollar Amount of the Revolving Credit Availability at such time (each individually, a "REVOLVING LOAN" and, collectively, the "REVOLVING LOANS"); provided, however, at no time shall the Dollar Amount of the Revolving Credit Obligations exceed the Dollar Amount of the Maximum Revolving Credit Amount except to the extent permitted in Section 2.5(B)(ii); provided further that at no time shall the Dollar Amount of the Revolving Credit Obligations owed by Holdings, AAS and Valley exceed the U.S. Borrowing Base. Each Advance under
Section 2.2 shall consist of Revolving Loans made by each Lender ratably in proportion to such Lender's respective Tranche A Pro Rata Share. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow at any time prior to the Termination Date. The Revolving Loans made on the Closing Date shall initially be Base Rate Loans and thereafter may be continued as Base Rate Loans or converted into Eurocurrency Rate Loans in the manner provided in
Section 2.10 and subject to the other conditions and limitations therein set forth and set forth in this Article II. On the Termination Date, the outstanding principal balance of the Revolving Loans shall be paid in full by the applicable Borrower.

         2.3 Swing Line Loans. (a) Amount of Swing Line Loans. Upon the satisfaction of the conditions precedent set forth in Sections 4.1 and 4.2, from and including the date of this Agreement and prior to the Termination Date, each Swing Line Lender agrees, on the terms and conditions set forth in this Agreement, to make Swing Line Loans in Dollars to AAS or Valley from time to time in an amount not to exceed the lesser of (i) $2,000,000 (minus the outstanding principal balance of all Swing Line Loans then outstanding)or (ii) the Revolving Credit Availability at such time. Each Swing Line Loan shall be in a minimum amount of not less than $50,000 (or such lesser amount as may be agreed to by any Swing Line Lender) or an integral multiple of $50,000 ( or such lesser amount as may be agreed to by any Swing Line Lender) in excess thereof, and all interest payable on the Swing Line Loans shall be payable to the Swing Line Lender for the account of such Swing Line Lender.

                  (b) Borrowing Notice. The applicable Borrower shall deliver to the Administrative Agent and the applicable Swing Line Lender a Borrowing Notice signed by it not later than 11:00 a.m. (Detroit time) on the Borrowing Date of each Swing Line Loan specifying (i) the applicable Borrowing Date (which shall be a Business Day) and (ii) the aggregate amount of the requested Swing Line Loan. The Swing Line Loans shall at all times be Base Rate Loans.

                  (c) Making of Swing Line Loans. Promptly after receipt of the Borrowing Notice under Section 2.3(b), the Administrative Agent shall notify each Lender of the requested Swing Line Loan. Not later than 2:00 p.m. (Detroit time) on the applicable Borrowing Date, the applicable Swing Line Lender shall make available its Swing Line Loan in funds immediately available in Detroit to the Administrative Agent at the address specified by the Administrative Agent or directly to the applicable Borrower. If such funds are made available to the Administrative Agent, the Administrative Agent will promptly make such funds available to the applicable Borrower.

                  (d) Repayment of Swing Line Loans. The Swing Line Loans shall be evidenced by the Swing Line Loan Notes and each Swing Line Loan shall be paid in full by the applicable Borrower on or before the fifth Business Day after the Borrowing Date for such Swing Line Loan. Outstanding Swing Line Loans may be repaid from the proceeds of Revolving Loans or Swing Line Loans. Any repayment of a Swing Line Loan shall be accompanied by accrued interest thereon and shall be in the minimum amount of $50,000 (or such lesser amount as may be agreed to by the applicable Swing Line Lender) and in increments of $50,000 (or such lesser amount as may be agreed to by the applicable Swing Line Lender) in excess thereof or the full amount of such Swing Line Loan. If the applicable Borrower at any time fails to repay a Swing Line Loan on the applicable date when due, the applicable Borrower shall be deemed to have elected to borrow a Revolving Loan which shall be a Base Rate Loan under Section 2.2 as of such date equal in amount to the unpaid amount of such Swing Line Loan (notwithstanding the minimum amount of Base Rate Advances as provided in Section 2.9). The proceeds of any such Advance shall be used to repay such Swing Line Loan. Unless the Administrative Agent upon the request of or with the consent of the Required Lenders shall have notified the applicable Swing

Line Lender prior to such Swing Line Lender making any Swing Line Loan, that the applicable conditions precedent set forth in Article IV have not then been satisfied, each Lender's obligation to make Loans pursuant to Section 2.2 and this Section 2.3(d) to repay such Swing Line Loan shall be unconditional, continuing, irrevocable and absolute and shall not be affected by any circumstances, including the occurrence or continuance of a Default. In the event that any Lender fails to make payment to the Administrative Agent of any amount due under this Section 2.3(d), the Administrative Agent shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until the Administrative Agent receives such payment from such Lender or such obligation is otherwise fully satisfied. In addition to the foregoing, if for any reason any Lender fails to make payment to the Administrative Agent of any amount due under this Section 2.3(d), such Lender shall be deemed, at the option of the Administrative Agent, to have unconditionally and irrevocably purchased from the applicable Swing Line Lender, without recourse or warranty, an undivided interest in and participation in the applicable Swing Line Loan in the amount of the Loan such Lender was required to make pursuant to this Section 2.3(d) and such interest and participation may be recovered from such Lender together with interest thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of demand by the Administrative Agent and ending on the date such obligation is fully satisfied.

         2.4 Rate Options for all Advances. The Advances may be Base Rate Advances or Eurocurrency Rate Advances, or a combination thereof, selected by the applicable Borrower in accordance with Section 2.10. The applicable Borrower may select, in accordance with Section 2.10, Rate Options and Interest Periods applicable to portions of the Revolving Loans and the Term Loans.

         2.5 Optional Payments; Mandatory Prepayments.

         (A) Optional Payments. The Borrowers may from time to time repay or prepay, without penalty or premium all or any part of outstanding Base Rate Advances. A Eurocurrency Rate Advance may not be voluntarily repaid or prepaid prior to the last day of the applicable Interest Period. Unless the aggregate outstanding principal balance of the Term Loans is to be prepaid in full, voluntary prepayments of the Term Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount. Each voluntary prepayment shall be applied pro rata between the Tranche A Term Loans and the Tranche B Term Loans and, in each case, applied to the unpaid installments of such Term Loans pro rata over the remaining unpaid installments.

         (B) Mandatory Prepayments.

         (i) Mandatory Prepayments of Term Loans.

                  (a) Upon the consummation of any Asset Sale by Holdings, any other Borrower or any Subsidiary of any Borrower (other than Excluded Equity Sales, Excluded Transfers and other than as set forth in Section 6.2(G) with respect to insurance and condemnation proceeds and other than other Asset Sales which generate Net Cash Proceeds of less than $250,000 in any one fiscal year) or, except as otherwise expressly provided in Section 2.5(B)(i)(d)(II), the issuance of any Indebtedness for borrowed money of Holdings or any other Borrower (other than Indebtedness permitted pursuant to Section 6.3(A)(f) and (i)), within three (3) Business Days after the applicable Borrower's or Subsidiary's
         (i) receipt of any Net Cash Proceeds from any such Asset Sale or issuance of Indebtedness for borrowed money, or (ii) conversion to cash or Cash Equivalents of non-cash proceeds (whether principal or interest and including securities, release of escrow arrangements or lease payments) received from any Asset Sale, Holdings shall make or cause to be made a mandatory prepayment of the Obligations in an amount equal to one hundred percent (100%) of such Net Cash Proceeds (or in the case of the issuance of Subordinated Notes pursuant to the Supplemental Subordinated Note Agreement, not less than $20,000,000) or such proceeds converted from non-cash to cash or Cash Equivalents in the case of Asset Sales, including, without limitation, Asset Sales consisting of the issuance of Capital Stock or ownership, membership or other equity interests.

                  (b) Simultaneously with the delivery of the annual audited financial statements required to be delivered pursuant to Section 6.1(A)(iii) for each Cash Flow Period, Holdings shall calculate Excess Cash Flow for such Cash Flow Period and shall make a mandatory prepayment, payable no later than ten (10) days after such calculation is made and financial statements are delivered in an amount equal to the difference between (1) seventy-five percent (75%), or, with respect to each Cash Flow Period beginning with the Cash Flow Period ending December 31, 1999 or, if Holdings effects an offering of Subordinated Notes in an aggregate principal amount of not less than $100,000,000 in accordance with Section 6.2(M), with respect to each Cash Flow Period beginning with the Cash Flow Period ending December 31, 1997, fifty percent (50%) of such Excess Cash Flow and (2) all prepayments of Term Loans made during such period (other than repayments of Term Loans to the extent financed with new Term Loans) and the aggregate amount of all permanent reductions in the Aggregate Revolving Loan Commitment made during such period.

                  (c) Nothing in this Section 2.5(B)(i) shall be construed to constitute the Lenders' consent to any transaction referred to in
         Section 2.5(B)(i)(a) above which is not expressly permitted by the terms of this Agreement.

                  (d) Each mandatory prepayment required by clauses (a) and (b) of this Section 2.5(B) shall be referred to herein as a "DESIGNATED PREPAYMENT". Except as set forth in clause (f) below and in Section 6.2(G) with respect proceeds of insurance and condemnation, Designated Prepayments shall be allocated and applied to the Obligations as follows:

                           (I) the amount of each Designated Prepayment (other
                  than a Designated Prepayment attributable to the issuance of Subordinated Notes pursuant to either the High Yield Note Agreement or the Supplemental Subordinated Note Agreement) shall be applied pro rata between the Tranche A Term Loans and the Tranche B Term Loans and, in each case, applied to the unpaid installments of such Term Loans in the inverse order of their maturity;

                           (II) the amount of each Designated Prepayment
                  attributable to the issuance of Subordinated Notes pursuant to the High Yield Note Agreement shall be applied as follows: first, to repay in full the Subordinated Notes issued pursuant to the Subordinated Note Agreement and, at Holdings' option, the Seller Note; second, at Holdings' option, up to $7,500,000 may be applied to reduce the outstanding balance of the Revolving Credit Obligations (without reducing the Revolving Loan Commitment); and, third, pro rata between the Tranche A Term Loans and the Tranche B Term Loans and, in each case, applied to the unpaid installments of such Term Loans on a pro rata basis;

                           (III) the amount of each Designated Prepayment
                  attributable to the issuance of Subordinated Notes pursuant to the Supplemental Subordinated Note Agreement shall be applied pro rata between the Tranche A Term Loans and the Tranche B Term Loans and, in each case, applied to the unpaid installments of such Term Loans on a pro rata basis; and

                           (IV) following the payment in full of the Term Loans,
                  the amount of each Designated Prepayment shall be applied to repay Revolving Loans (but shall reduce Revolving Loan Commitments only at the option of the Required Lenders) and following the payment in full of the Revolving Loans, the amount of each Designated Prepayment shall be applied first to interest on the Reimbursement Obligations, then to principal on the Reimbursement Obligations, then to fees on account of Letters of Credit and then, to the extent any L/C Obligations are contingent, deposited with the Administrative Agent as cash collateral in respect of such L/C Obligations.

                  (e) Any Tranche B Term Loan Lender may decline any Designated Prepayment attributable to an Asset Sale or to Excess Cash Flow (but not Designated Prepayments attributable to the issuance of Subordinated Notes pursuant to the High Yield Note Agreement or the Supplemental Subordinated Note Agreement), in which case the amount declined will be applied pro rata to each of the then remaining installments of the Tranche A Term Loans in the inverse order of maturity.

                  (f) Unless Holdings directs otherwise and agrees to pay any resulting breakage costs as required by Section 3.4, on the date any Designated Prepayment is received by the Administrative Agent, such prepayment shall be applied first to Base Rate Loans and to any Eurocurrency Rate Loans maturing on such date. The Administrative Agent shall hold the remaining portion of such Designated Prepayment as cash collateral in an interest bearing deposit account and shall apply funds from such account to subsequently maturing Eurocurrency Rate Loans in order of maturity unless the applicable Borrower directs the Administrative Agent to prepay specific Eurocurrency Rate Loans and agrees to make the payments required pursuant to Section 3.4 in connection therewith.

                  (g) Notwithstanding anything herein to the contrary, if, in connection with the making of the mandatory prepayment under clause (a) in connection with any Asset Sale (other than from the issuance, sale, conveyance or disposition of Capital Stock or ownership, membership or other equity interests), the Borrowers notify the Administrative Agent of their intention to use the proceeds (1) for replacement assets purchased not longer than thirty (30) days prior to the consummation of such sale, which assets at or prior to the time of such purchase were identified to the Administrative Agent as assets being purchased in anticipation of a reinvestment sale under this provision ("SCHEDULED ASSETS") or (2) to replace the assets sold with operating assets to be used in one or more lines of business in which the Borrowers were engaged at the time of such Asset Sale, then, provided and to the extent that such proceeds do not exceed $7,500,000, the Administrative Agent shall, upon receipt of such proceeds and at the Borrowers' direction, (y) return the same to the applicable Borrower for application to the cost of the purchase of Scheduled Assets or (z) apply the same to the principal amount of the Revolving Loans outstanding at the time of such receipt and create a corresponding reserve against Revolving Credit Availability in an amount equal to such application (the "REINVESTMENT RESERVE") or, if the outstanding balance of the Revolving Loan is zero, hold such proceeds in an interest bearing account as cash collateral for the Loans. To the extent that such proceeds exceed $7,500,000, they shall be applied as a mandatory prepayment of the Term Loans pursuant to Section 2.5(B). For up to 120 days from the date of any Asset Sale not in connection with Scheduled Assets (the "REINVESTMENT PERIOD"), the Borrowers may notify the Administrative Agent that they seek the use of such funds to replace the property subject to any such Asset Sale with operating assets to be used in one or more lines of business in which the Borrowers were engaged at the time of such Asset Sale. Should a Default occur at any time during the Reinvestment Period, should the Borrowers notify the Administrative Agent that they have decided not to replace such property during the Reinvestment Period, or should the Borrowers fail to consummate such repurchase during the Reinvestment Period, then the amounts held as the

         Reinvestment Reserve shall, unless otherwise agreed by the Required Lenders, be applied as a mandatory prepayment pursuant to Section 2.5(B) and allocated in accordance with clause (d) above. Amounts constituting the Reinvestment Reserve shall be disbursed as payments for replacement of such property; provided, however, should a Default occur after the Borrowers have notified the Administrative Agent that they intend to replace the property, the Reinvestment Reserve shall, unless otherwise agreed by the Required Lenders, be applied as a mandatory prepayment pursuant to Section 2.5(B) and allocated in accordance with clause (d) above. In the event the Reinvestment Reserve is to be applied as a mandatory prepayment to the Term Loans, the Borrowers shall be deemed to have requested Revolving Loans in an amount equal to the Reinvestment Reserve, and such Loans shall be made regardless of any failure of the Borrowers to meet the conditions precedent set forth in Article IV. Upon completion of the replacement of such property, the unused proceeds shall constitute Net Cash Proceeds of an Asset Sale and shall be allocated in accordance with clause (d) above.

         (ii) Mandatory Prepayments of Revolving Loans. In addition to repayments under Section 2.5(B)(i)(d)(II), if at any time and for any reason the Dollar Amount of the Revolving Credit Obligations is greater than the Dollar Amount of the Maximum Revolving Credit Amount or the Dollar Amount of the Revolving Credit Obligations owed by Holdings, AAS and Valley exceeds the U.S. Borrowing Base, the Borrowers shall immediately make a mandatory prepayment of the Obligations in an amount equal to such excess, provided, however, that to the extent that such excess is attributable to changes in currency exchanges rates, any such mandatory prepayment to eliminate such excess will be required only at the end of the Interest Period next ended, or to the extent necessary to avoid the incurrence of breakage costs under Section 3.4 the Interest Period or Periods next ended thereafter. In addition, if the Revolving Credit Availability is at any time less than the amount of contingent L/C Obligations outstanding at any time, the Borrowers shall deposit cash collateral with the Administrative Agent in an amount equal to the amount by which such L/C Obligations exceed such Maximum Revolving Credit Amount.

         (iii) Subject to the preceding provisions of this Section 2.5(B), all of the mandatory prepayments made under this Section 2.5(B) shall be applied first to Base Rate Loans and to any Eurocurrency Rate Loans maturing on such date. The Administrative Agent shall hold the remaining portion of such mandatory prepayment as cash collateral in an interest bearing deposit account and shall apply funds from such account to subsequently maturing Eurocurrency Rate Loans in order of maturity.

         2.6 Reduction of Commitments. The Borrowers may permanently reduce the Aggregate Revolving Loan Commitment in whole, or in part ratably among the Lenders, in an aggregate minimum amount of $500,000 and integral multiples of $250,000 in excess of that amount, upon at least one Business Day's prior written notice to the Administrative Agent, which notice shall specify the amount of any such reduction; provided, however, that the amount of the Aggregate Revolving Loan Commitment may not be reduced below the aggregate principal amount of the outstanding Revolving Credit Obligations. All accrued commitment fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder.

         2.7 Method of Borrowing. The Administrative Agent shall notify each Lender by 11:30 a.m. (Detroit time) of each Advance on the Borrowing Date of each Base Rate Advance, three Business Days before the Borrowing Date of each Eurocurrency Rate Advance in Dollars and four Business Days before the Borrowing Date for each Eurocurrency Rate Advance in an Agreed Currency other than Dollars and, not later than 1:00 p.m. (Detroit time) on each Borrowing Date, each Lender shall make available its Revolving Loan or Loans, in funds immediately available in Detroit to the Administrative Agent at its address specified pursuant to
Article XIII hereof unless the Administrative Agent has notified the Lenders that such Loan is to be made available to the applicable Borrower at the Administrative Agent's Eurocurrency Payment Office in which case each Lender shall make available its Revolving Loan or Loans, in funds immediately available to the Administrative Agent at its Eurocurrency Payment Office not later than 1:00 p.m. (local time in the city of the Administrative Agent's Eurocurrency Payment Office) in the Agreed Currency designated by the Administrative Agent. The Administrative Agent will promptly make the funds so received from the Lenders available to the applicable Borrower.

         2.8 Method of Selecting Types and Interest Periods for Advances; Determination of Applicable Margins.

                  (a) Method of Selecting Types and Interest Periods for Advances. The applicable Borrower shall select the Type of Advance and, in the case of each Eurocurrency Rate Advance, the Interest Period and Agreed Currency applicable to each Advance from time to time. The applicable Borrower shall give the Administrative Agent irrevocable notice (a "BORROWING NOTICE") not later than 11:00 a.m. (Detroit time) on the Borrowing Date of each Base Rate Advance, three Business Days before the Borrowing Date for each Eurocurrency Rate Advance in Dollars and four Business Days before the Borrowing Date for each Eurocurrency Rate Advance in an Agreed Currency other than Dollars, specifying: (i) the Borrowing Date (which shall be a Business Day) of such Advance;
         (ii) the aggregate amount of such Advance; (iii) the Type of Advance selected; and (iv) in the case of each Eurocurrency Rate Advance, the Interest Period and Agreed Currency applicable thereto. Each Advance in an Agreed Currency other than Dollars must be a Eurocurrency Rate Advance. There shall be no more than eight Interest Periods in effect with respect to all of the Loans at any time. The Borrowers shall select Interest Periods so that, to the best of the Borrowers' knowledge, it will not be necessary to prepay all or any portion of any Eurocurrency Rate Advance prior to the last day of the applicable Interest Period in order to make mandatory prepayments as required pursuant to the terms hereof. Each Base Rate Advance shall bear interest from and including the date of the making of such Advance to (but not including) the date of repayment thereof at the Base Rate, changing when and as such Base Rate changes. All Obligations (other than Advances) shall bear interest from and including the date such amount is payable under the terms of this Agreement or the other Loan Documents to (but not including) the date of repayment thereof at the Base Rate, changing when and as such Base Rate changes. Changes in the rate of interest on that portion of any Advance maintained as a Base Rate Loan or such other Obligations will take effect simultaneously with each change in the Alternate Base Rate. Each Eurocurrency Rate Advance shall bear interest from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Eurocurrency Rate Advance.

                  (b) Determination of Applicable Margins, Applicable Letter of Credit Fee and Applicable Commitment Fee.

                  (i) Definitions. As used in this Section 2.8(b) and in this Agreement, the following terms shall have the following meanings:

                           "Applicable Margins", "Applicable Commitment Fee" and
                  "Applicable Letter of Credit Fee" shall mean the Applicable Base Rate Margin and/or Applicable Eurocurrency Margin, with respect to Loans and the Applicable Commitment Fee and/or Applicable Letter of Credit Fee, with respect to fees payable as the case may be. The Applicable Margins shall be determined, in accordance with the provisions of this Section 2.8(b), by reference to the following:

                         APPLICABLE BASE     APPLICABLE BASE     APPLICABLE EUROCURRENCY         APPLICABLE        APPLICABLE
SENIOR DEBT RATIO        RATE MARGIN FOR     RATE MARGIN FOR     MARGIN FOR TRANCHE A TERM       EUROCURRENCY      COMMITMENT
                         TRANCHE A TERM      TRANCHE B TERM      LOANS AND REVOLVING LOANS       MARGIN FOR        FEE
                         LOANS AND           LOANS               AND APPLICABLE LETTER OF        TRANCHE B
                         REVOLVING LOANS                         CREDIT FEE                      TERM LOANS
GREATER THAN OR
EQUAL TO 4.0 TO                 1.75%               2.25%                     2.75%                    3.25%             0.50%
1.0
LESS THAN 4.0 TO
1.0 AND GREATER
THAN OR EQUAL TO                1.50%               2.00%                     2.50%                    3.00%             0.50%
3.5 TO 1.0
LESS THAN 3.5 TO
1.0 AND GREATER
THAN OR EQUAL TO                1.25%               1.75%                     2.25%                    2.75%             0.50%
3.0 TO 1.0
LESS THAN 3.0 TO
1.0 AND GREATER
THAN OR EQUAL TO                1.00%               1.50%                     2.00%                    2.50%             0.50%
2.5 TO 1.0
LESS THAN 2.5 TO
1.0 AND GREATER
THAN OR EQUAL TO                0.75%               1.25%                     1.75%                    2.25%            0.375%
2.0 TO 1.0
LESS THAN 2.0 TO
1.0                             0.50%               1.00%                     1.50%                    2.00%            0.375%


                           "Senior Debt Ratio" shall have the meaning ascribed
                  to that term in Section 6.4(A).

                  (ii) Determination of Applicable Margins, Applicable Letter of Credit Fee and Applicable Commitment Fee.

                  (A) Subject to the provisions of clause (C) below, the Applicable Margin in respect of any Loan, the Applicable Letter of Credit Fee payable under Section 2.25 and the Applicable Commitment Fee payable under Section 2.15(c) shall be determined by reference to the tables set forth in clause (i) above, as applicable, on the basis of the Senior

         Debt Ratio (calculated as provided in Section 6.4(A)) determined by reference to the most recent financial statements delivered pursuant to
         Section 6.1(A)(ii) or 6.1(A)(iii).

                  (B) Upon receipt of the financial statements delivered pursuant to Section 6.1(A)(ii) or Section 6.1(A)(iii), as applicable, the Applicable Margins for all outstanding Loans, the Applicable Letter of Credit Fee and Applicable Commitment Fee shall be adjusted, such adjustment being effective on the first (1st) Business Day after receipt of such financial statements and the Compliance Certificate to be delivered in connection therewith; provided, however, if the Borrowers shall not have timely delivered such financial statements in accordance with Section 6.1(A)(ii) or Section 6.1(A)(iii), as applicable, beginning with the date upon which such financial statements should have been delivered and continuing until such financial statements are delivered, it shall be assumed for purposes of determining the Applicable Margins, the Applicable Commitment Fee and the Applicable Letter of Credit Fee that the Senior Debt Ratio was greater than or equal to 4.0 to 1.0.

                  (C) Notwithstanding anything herein to the contrary, from the Effective Date to but not including the first Business Day following receipt of the Borrowers' quarterly financial statements delivered pursuant to Section 6.1(A)(ii) for the quarter ended June 30, 1997, the Applicable Margins, Applicable Letter of Credit Fee and Applicable Commitment Fee shall be determined based upon an assumption that the Senior Debt Ratio is greater than 4.0 to 1.0. In addition, notwithstanding anything herein to the contrary, from the Effective Date to but not including the first Business Day following receipt of the Borrowers' quarterly financial statements delivered pursuant to
         Section 6.1(A)(ii) for the quarter ending September 30, 1998, the Borrowers shall not be entitled to a reduction in the Applicable Margins, Applicable Letter of Credit Fee or Applicable Commitment Fee to the lowest Applicable Margins, Applicable Letter of Credit Fee and Applicable Commitment Fee (based upon a Senior Debt Ratio of less than
         2.0 to 1.0).

         2.9 Minimum Amount of Each Advance. Each Eurocurrency Rate Advance shall be in the minimum amount of $1,000,000 or the Approximate Equivalent Amount of any Agreed Currency other than Dollars (and in multiples of $500,000 or the Approximate Equivalent Amount of any Agreed Currency other than Dollars if in excess thereof), and each Base Rate Advance shall be in the minimum amount of $500,000 (and in multiples of $100,000 if in excess thereof), provided, however, that any Base Rate Advance may be in the amount of the unused Aggregate Revolving Loan Commitment.

         2.10 Method of Selecting Types and Interest Periods for Conversion and Continuation of Advances.

         (A) Right to Convert. The Borrowers may elect from time to time, subject to the provisions of Section 2.4, Section 2.8 and this Section 2.10, to convert all or any part of a Loan

(other than a Swing Line Loan) of any Type into any other Type or Types of Loans; provided that any conversion of any Eurocurrency Rate Advance shall be made on, and only on, the last day of the Interest Period applicable thereto.

         (B) Automatic Conversion and Continuation. Base Rate Loans shall continue as Base Rate Loans unless and until such Base Rate Loans are converted into Eurocurrency Rate Loans. Eurocurrency Rate Loans shall continue as Eurocurrency Rate Loans until the end of the then applicable Interest Period therefor, at which time such Eurocurrency Rate Loans (other than Eurocurrency Rate Loans in an Agreed Currency other than Dollars) shall be automatically converted into Base Rate Loans unless the Borrower shall have given the Administrative Agent notice in accordance with Section 2.10(D) requesting that, at the end of such Interest Period, such Eurocurrency Rate Loans continue as a Eurocurrency Rate Loan. Eurocurrency Rate Loans in an Agreed Currency other than Dollars shall automatically continue as Eurocurrency Rate Loans unless the applicable Borrower notifies the Administrative Agent otherwise as provided herein.

         (C) No Conversion Post-Default or Post-Unmatured Default. Notwithstanding anything to the contrary contained in Section 2.10(A) or Section 2.10(B), no Loan may be converted into or continued as a Eurocurrency Rate Loan (other than a Eurocurrency Rate Loan in an Agreed Currency other than Dollars) except with the consent of the Required Lenders when any Default or Unmatured Default has occurred and is continuing.

         (D) Conversion/Continuation Notice. The Borrower shall give the Administrative Agent irrevocable notice (a "CONVERSION/CONTINUATION NOTICE") of each conversion of a Base Rate Loan into a Eurocurrency Rate Loan or continuation of a Eurocurrency Rate Loan (other than a Eurocurrency Rate Loan in an Agreed Currency other than Dollars) not later than 11:00 a.m. (Detroit time) three Business Days or with respect to the continuation of a Eurocurrency Rate Loan in an Agreed Currency other than Dollars, four Business Days prior to the date of the requested conversion or continuation, specifying: (1) the requested date (which shall be a Business Day) of such conversion or continuation; (2) the amount and Type of the Loan to be converted or continued; and (3) the amounts of Eurocurrency Rate Loan(s) into which such Loan is to be converted or continued and the duration of the Interest Periods applicable thereto. If no such notice is given with respect to a Eurocurrency Rate Loan in an Agreed Currency other than Dollars, the Interest Period applicable to the automatic continuation of such Loan shall be one month.

         2.11 Default Rate. After the occurrence and during the continuance of a Default, at the option of the Administrative Agent or at the direction of the Required Lenders, the interest rate(s) applicable to the Obligations and the letter of credit fee payable under Section 2.25 with respect to Letters of Credit shall be increased by two percent (2.0%) per annum above the Base Rate, Eurocurrency Rate or Applicable Letter of Credit Fee, as applicable.

         2.12 Collections Account Arrangements. (a) All collections of Receivables owed to AAS or Valley included in the Collateral and other proceeds of Collateral shall be deposited in a Collection Account which is subject to a Collection Account Agreement or pursuant to another similar arrangement for the collection of such amounts established by AAS or Valley, as applicable, and the Documentation and Collateral Agent and shall be transferred in accordance with the provisions of the respective Collection Account Agreements. On or prior to the Effective Date, AAS and Valley shall each have entered into and shall thereafter maintain lock-box services agreements with banks which are parties to Collection Account Agreements and to which lock-boxes Account Debtors shall directly remit all payments on Receivables. Any of the foregoing collections received by AAS or Valley and not so deposited, shall be deemed to have been received by AAS or Valley, as applicable, as the Documentation and Collateral Agent's trustee and, upon receipt thereof by AAS or Valley, as applicable, AAS or Valley shall immediately transfer all such amounts into the applicable Collection Account in their original form. Such deposits shall be remitted to the Documentation and Collateral Agent, or as the Documentation and Collateral Agent may direct, all in accordance with the provisions of the Collection Account Agreements.

         (b) Following the Collection Account Blockage Date and during the continuance of a Default giving rise thereto, (i) all payments received by the Documentation and Collateral Agent, all collections of Receivables owed to AAS or Valley included in the Collateral received by the Documentation and Collateral Agent, and all proceeds of other Collateral received by the Documentation and Collateral Agent, whether through payment or otherwise, will be the sole property of the Documentation and Collateral Agent for the benefit of the Holders of Secured Obligations and will be deemed received by the Documentation and Collateral Agent for application to the Obligations pursuant to the terms of this Agreement.

         2.13 Method of Payment. All payments of principal, interest, and fees hereunder shall be made, without setoff, deduction or counterclaim, to the Administrative Agent (i) at the Administrative Agent's office in Detroit, Michigan in immediately available funds with respect to Advances denominated in Dollars and (ii) in the Administrative Agent's Eurocurrency Payment Office in immediately available funds with respect to any Advance denominated in an Agreed Currency other than Dollars, in each case, or at any other Lending Installation of the Administrative Agent specified in writing (by 9:00 a.m. (Detroit time) on the day before the date when due) by the Administrative Agent to the Borrower, by 2:00 p.m. local time in Detroit with respect to Advances denominated in Dollars and 2:00 p.m. local time in the Administrative Agent's Eurocurrency Payment Office with respect to Advances denominated in an Agreed Currency other than Dollars on the date when due and shall be made ratably among the Lenders (unless such amount is not to be shared ratably in accordance with the terms hereof). Each Advance shall be repaid or prepaid in the currency in which it was made in the amount borrowed and interest payable thereon shall be paid in such currency. Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to such Lender in the same type of funds which the Administrative Agent

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

received at its address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender. The Borrowers authorize the Administrative Agent or the Documentation and Collateral Agent to charge any account of any Borrower maintained with Chase or NBD, as applicable, for each payment of principal, interest and fees as it becomes due hereunder. Notwithstanding the foregoing provisions of this Section, if, after the making of any Advance in any currency other than Dollars, currency control or exchange regulations are imposed in the country which issues such currency with the result that different types of such currency (the "New Currency") are introduced and the type of currency in which the Advance was made (the "Original Currency") no longer exists or the applicable Borrower is not able to make payment to the Administrative Agent for the account of the Lenders in such Original Currency, then all payments to be made by the applicable Borrower hereunder or under the Notes in such currency shall be made in such amount and such type of the New Currency or Dollars as shall be equivalent to the amount of such payment otherwise due hereunder or under the Notes in the Original Currency, it being the intention of the parties hereto that the Borrowers take all risks of the imposition of any such currency control or exchange regulations. In addition, notwithstanding the foregoing provisions of this Section, if, after the making of any Advance in any currency other than Dollars, the applicable Borrower is not able to make payment to the Administrative Agent for the account of the Lenders in the type of currency in which such Advance was made because of the imposition of any such currency control or exchange regulation, then such Advance shall instead be repaid when due in Dollars in a principal amount equal to the Dollar Amount (as of the date of repayment) of such Advance.

         2.14 Notes, Telephonic Notices. Each Lender is authorized to record the principal amount of each of its Loans and each repayment with respect to its Loans on the schedule attached to its respective Notes; provided, however, that the failure to so record shall not affect the applicable Borrower's obligations under any such Note. The Borrowers authorize the Lenders and the Administrative Agent to extend Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Administrative Agent or any Lender in good faith believes to be acting on behalf of one or more of the Borrowers. The Borrowers agree to deliver promptly to the Administrative Agent a written confirmation, signed by an Authorized Officer, if such confirmation is requested by the Administrative Agent or any Lender, of each telephonic notice. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, (i) the telephonic notice shall govern absent manifest error and (ii) the Administrative Agent or the Lender, as applicable, shall promptly notify the Authorizing Officer who provided such confirmation of such difference.

         2.15 Promise to Pay; Interest and Fees; Interest Payment Dates; Interest and Fee Basis; Taxes; Loan and Control Accounts.

         (A) Promise to Pay. Each of the Borrowers unconditionally promises to pay when due the principal amount of each Loan made to it and all other Obligations incurred by it, and to pay

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

all unpaid interest accrued thereon, in accordance with the terms of this Agreement and the Notes, it being understood and agreed that each non-U.S. Borrower shall be obligated to repay only the Loans made to it and pay the other Obligations incurred by it and certain other Loans made and Obligations incurred by other non-U.S. Borrowers.

         (B) Interest Payment Dates. Interest accrued on each Base Rate Loan shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which the Base Rate Loan is prepaid, whether due to acceleration or otherwise, and at maturity (whether by acceleration or otherwise). Interest accrued on each Eurocurrency Rate Loan shall be payable on the last day of its applicable Interest Period, on any date on which the Eurocurrency Rate Loan is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurocurrency Rate Loan having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest accrued on the principal balance of all other Obligations shall be payable in arrears (i) upon repayment thereof in full or in part, (ii) if not theretofore paid in full, at the time such other Obligation becomes due and payable (whether by acceleration or otherwise) and (iii) if not theretofore paid in full, on demand, commencing on the first such day following the date such Obligation became payable pursuant to the terms of this Agreement or the other Loan Documents.

         (C) Fees. (i) Holdings shall pay or cause the appropriate Subsidiary to pay to the Administrative Agent, for the account of the Lenders in accordance with their Tranche A Pro Rata Shares, a commitment fee accruing at the rate of the Applicable Commitment Fee per annum from and after the Effective Date until the Termination Date on the amount by which (A) the Aggregate Revolving Loan Commitment in effect from time to time exceeds (B) the Revolving Credit Obligations (excluding the outstanding balance of any Swing Line Loans) in effect from time to time. All such commitment fees payable under this clause (C) shall be payable quarterly in arrears on the last calendar day of each quarter occurring after the Effective Date and, in addition, on the Termination Date. For purposes of calculating the Applicable Commitment Fee hereunder, the principal amount of each Advance made in a currency other than Dollars shall be the Dollar Amount of such Advance as determined under clause (ii) of the definition of "Dollar Amount".

         (ii) Holdings agrees to pay or cause the appropriate Subsidiary to pay to the Administrative Agent and the Documentation and Collateral Agent, respectively, the fees set forth in the letter agreements (A) among the Administrative Agent, AAS and Holdings dated July 10, 1997 and (B) among Holdings, AAS, the Agents and the Arrangers dated July 10, 1997.

         (D) Interest and Fee Basis. Interest and fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Obligation is incurred but not for the day of any payment on the amount paid if payment is received prior to 12:00 noon local time in Detroit with respect to Advances denominated in Dollars and 12:00 noon local time in the Administrative Agent's Eurocurrency Payment Office with respect to Advances denominated in an

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

Agreed Currency other than Dollars at the place of payment. If any payment of principal of or interest on a Loan or any payment of any other Obligations shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

         (E) Taxes.

                  (i) Any and all payments by any of the Borrowers hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings or any liabilities with respect thereto including those arising after the date hereof as a result of the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a Governmental Authority or any change in the interpretation or application thereof by a Governmental Authority but excluding, in the case of each Lender and the Administrative Agent, such taxes (including income taxes, franchise taxes and branch profit taxes) as are imposed on or measured by such Lender's or Administrative Agent's, as the case may be, income by the United States of America or any Governmental Authority of the jurisdiction under the laws of which such Lender or Administrative Agent, as the case may be, is organized (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities which the Administrative Agent or a Lender determines to be applicable to this Agreement, the other Loan Documents, the Revolving Loan Commitments, the Loans or the Letters of Credit being hereinafter referred to as "TAXES"). If any of the Borrowers shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under the other Loan Documents to any Lender or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15(E)) such Lender or Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions, and (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. If a withholding tax of the United States of America or any other Governmental Authority shall be or become applicable (y) after the date of this Agreement, to such payments by any of the Borrowers made to the Lending Installation or any other office that a Lender may claim as its Lending Installation, or (z) after such Lender's selection and designation of any other Lending Installation, to such payments made to such other Lending Installation, such Lender shall use reasonable efforts to make, fund and maintain its Loans through another Lending Installation of such Lender in another jurisdiction so as to reduce the Borrowers' liability hereunder, if the making, funding or maintenance of such Loans through such other Lending Installation of such Lender does not, in the good faith judgment of such Lender, otherwise adversely affect such Loans, or obligations under the Revolving Loan Commitments or such Lender.

                  (ii) In addition, Holdings agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies that arise from any payment made hereunder, from the issuance of Letters of Credit hereunder, or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the other Loan Documents, the Revolving Loan Commitments, the Loans or the Letters of Credit (hereinafter referred to as "OTHER TAXES").

                  (iii) Subject to Section 2.15(E)(vii), Holdings indemnifies each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any Governmental Authority on amounts payable under this Section 2.15(E)) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty (30) days after the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor. A certificate as to any additional amount payable to any Lender or the Administrative Agent under this Section 2.15(E) submitted to Holdings and the Administrative Agent (if a Lender is so submitting) by such Lender or the Administrative Agent shall show in reasonable detail the amount payable and the calculations used to determine such amount and shall, absent manifest error, be final, conclusive and binding upon all parties hereto. With respect to such deduction or withholding for or on account of any Taxes and to confirm that all such Taxes have been paid to the appropriate Governmental Authorities, Holdings shall promptly (and in any event not later than thirty (30) days after receipt) furnish to each Lender and the Administrative Agent such certificates, receipts and other documents as may be required (in the judgment of such Lender or the Administrative Agent) to establish any tax credit to which such Lender or the Administrative Agent may be entitled. A payment may be made by Holdings or by the Subsidiary that is the Borrower with respect to the Loan that gives rise to such payment.

                  (iv) Within thirty (30) days after the date of any payment of Taxes or Other Taxes by any Borrower, such Borrower shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof.

                  (v) Without prejudice to the survival of any other agreement of Holdings hereunder, the agreements and obligations of Holdings contained in this Section 2.15(E) shall survive the payment in full of principal and interest hereunder, the termination of the Letters of Credit and the termination of this Agreement.

                  (vi) Without limiting the obligations of the Borrowers under this Section 2.15(E), each Lender that is not created or organized under the laws of the United States of America or a political subdivision thereof shall deliver to Holdings and the Administrative

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

         Agent on or before the Closing Date, or, if later, the date on which such Lender becomes a Lender pursuant to Section 12.3 hereof, a true and accurate certificate executed in duplicate by a duly authorized officer of such Lender, in a form satisfactory to Holdings and the Administrative Agent, to the effect that such Lender is capable under the provisions of an applicable tax treaty concluded by the United States of America (in which case the certificate shall be accompanied by two executed copies of Form 1001 of the IRS) or under Section 1442 of the Code (in which case the certificate shall be accompanied by two copies of Form 4224 of the IRS) or, if such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, two completed and signed copies of IRS Form W-8 or W-9 or successor applicable form, of receiving payments of interest and fees hereunder without deduction or withholding of United States federal income tax. Each such Lender further agrees to deliver to Holdings and the Administrative Agent from time to time a true and accurate certificate executed in duplicate by a duly authorized officer of such Lender substantially in a form satisfactory to Holdings and the Administrative Agent, before or promptly upon the occurrence of any event requiring a change in the most recent certificate previously delivered by it to Holdings and the Administrative Agent pursuant to this Section 2.15(E)(vi). Further, each Lender which delivers a certificate accompanied by Form 1001 of the IRS covenants and agrees to deliver to Holdings and the Administrative Agent within fifteen (15) days prior to January 1, 1999, and every third (3rd) anniversary of such date thereafter, on which this Agreement is still in effect, another such certificate and two accurate and complete original signed copies of Form 1001 (or any successor form or forms required under the Code or the applicable regulations promulgated thereunder), and each Lender that delivers a Form W-8 or W-9 as prescribed above or a certificate accompanied by Form 4224 of the IRS covenants and agrees to deliver to Holdings and the Administrative Agent within fifteen (15) days prior to the beginning of each subsequent taxable year of such Lender during which this Agreement is still in effect, another such Form W-8 or W-9 or another such certificate and two accurate and complete original signed copies of IRS Form 4224 (or any successor form or forms required under the Code or the applicable regulations promulgated thereunder). Each such certificate shall certify as to one of the following:

                           (a) that such Lender is capable of receiving payments
                  of interest hereunder without deduction or withholding of United States of America federal income tax;

                           (b) that such Lender is not capable of receiving
                  payments of interest hereunder without deduction or withholding of United States of America federal income tax as specified therein but is capable of recovering the full amount of any such deduction or withholding from a source other than the Borrowers and will not seek any such recovery from the Borrowers; or

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

                           (c) that, as a result of the adoption of or any
                  change in any law, treaty, rule, regulation, guideline or determination of a Governmental Authority or any change in the interpretation or application thereof by a Governmental Authority after the date such Lender became a party hereto, such Lender is not capable of receiving payments of interest hereunder without deduction or withholding of United States of America federal income tax as specified therein and that it is not capable of recovering the full amount of the same from a source other than the Borrowers.

                  Each Lender shall promptly furnish to Holdings and the Administrative Agent such additional documents as may be reasonably required by Holdings or the Administrative Agent to establish any exemption from or reduction of any Taxes or Other Taxes required to be deducted or withheld and which may be obtained without undue expense to such Lender.

                  (vii) None of the Borrowers shall be required to pay any additional amounts under subsection (i) above or indemnification under subsection (iii) above to the extent that the obligation to pay such additional amounts or indemnification would not have arisen but for:
         (a) a failure by the Lender or Administrative Agent to comply with the provisions of subsection (vi) above; or (b) the certifications referred to in subsection (vi) above not being true.

                  (viii) Each Lender and the Administrative Agent agree that if it shall become aware that it is entitled to receive a refund in respect of Taxes or Other Taxes as to which it has been indemnified by Holdings or any other Borrower pursuant to this Section 2.15(E), it shall promptly notify Holdings of the availability of such refund and at the request of Holdings will apply for such refund; provided, however the failure to provide such notice shall not relieve Holdings or any other Borrower of any of their Obligations hereunder. Upon receipt of such refund, the Lender or Administrative Agent agrees to pay such refund to the applicable Borrower along with any interest actually received from the taxing authority, net of all out-of-pocket expenses of such Lender or Administrative Agent incurred with respect to such refund.

         (F) Loan Account. Each Lender shall maintain in accordance with its usual practice an account or accounts (a "LOAN ACCOUNT") evidencing the Obligations of each of the Borrowers to such Lender owing to such Lender from time to time, including the amount of principal and interest payable and paid to such Lender from time to time hereunder and under the Notes.

         (G) Control Account. The Register maintained by the Administrative Agent pursuant to Section 12.3(C) shall include a control account, and a subsidiary account for each Lender and each Borrower, in which accounts (taken together) shall be recorded (i) the date and amount of each Advance made hereunder, the type and currency of each Loan comprising such Advance, the

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

Borrower of such Advance, and any Interest Period applicable thereto, (ii) the effective date and amount of each assignment and acceptance delivered to and accepted by it and the parties thereto pursuant to Section 12.3, (iii) the amount of any principal or interest due and payable or to become due and payable from any Borrower to each Lender hereunder or under its Notes, (iv) the amount of any sum received by the Administrative Agent from each of the Borrowers hereunder and each Lender's share thereof, and (v) all other appropriate debits and credits as provided in this Agreement, including, without limitation, all fees, charges, expenses and interest.
         (H) Entries Binding. The entries made in the Register and each Loan Account shall be conclusive and binding for all purposes, absent manifest error, unless the Borrowers object to information contained in the Register and each Loan Account within thirty (30) days of the Borrowers' receipt of such information.

         2.16 Notification of Advances, Interest Rates, Prepayments and Aggregate Revolving Loan Commitment Reductions. Promptly after receipt thereof, the Administrative Agent will notify each Lender of the contents of each Aggregate Revolving Loan Commitment reduction notice, Borrowing Notice, Continuation/Conversion Notice, and repayment notice received by it hereunder. The Administrative Agent will notify each Lender of the interest rate applicable to each Eurocurrency Rate Loan promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

         2.17 Lending Installations. Each Lender may book its Loans at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or facsimile notice to the Administrative Agent and the Borrowers, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

         2.18 Non-Receipt of Funds by the Administrative Agent. Unless the applicable Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or
(ii) in the case of a Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or (ii) in the case of payment by a Borrower, the interest rate applicable to the relevant Loan.

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

         2.19 Termination Date. This Agreement shall be effective until the Tranche B Term Loan Termination Date. Notwithstanding the termination of this Agreement on the Tranche B Term Loan Termination Date, until all of the Obligations (other than contingent indemnity and reimbursement obligations) shall have been fully and indefeasibly paid and satisfied, all financing arrangements among the Borrowers and the Lenders shall have been terminated (other than under Interest Rate Agreements or other agreements with respect to Rate Hedging Obligations) and all of the Letters of Credit shall have expired, been canceled or terminated, all of the rights and remedies under this Agreement and the other Loan Documents shall survive and the Administrative Agent shall be entitled to retain its security interest in and to all existing and future Collateral for the benefit of itself and the Holders of Secured Obligations.

         2.20 Replacement of Certain Lenders. In the event a Lender ("AFFECTED LENDER") shall have: (i) failed to fund its Tranche A Pro Rata Share or Tranche B Pro Rata Share, as applicable, of any Advance requested by any Borrower which such Lender is obligated to fund under the terms of this Agreement and which failure has not been cured, (ii) requested compensation from the Borrower under Sections 2.15(E), 3.1 or 3.2 to recover Taxes, Other Taxes or other additional costs incurred by such Lender which are not being incurred generally by the other Lenders, (iii) delivered a notice pursuant to Section 3.3 claiming that such Lender is unable to extend Eurocurrency Rate Loans to any Borrower for reasons not generally applicable to the other Lenders or (iv) has invoked
Section 9.2, then, in any such case, any Borrower or the Administrative Agent may make written demand on such Affected Lender (with a copy to the Administrative Agent in the case of a demand by any Borrower and a copy to the Borrowers in the case of a demand by the Administrative Agent) for the Affected Lender to assign, and such Affected Lender shall use its best efforts to assign pursuant to one or more duly executed assignment and acceptance agreements in substantially the form of Exhibit F five (5) Business Days after the date of such demand, to one or more financial institutions that comply with the provisions of Section 12.3(A) (and, if selected by the Borrowers is reasonably acceptable to the Administrative Agent) which any Borrower or the Administrative Agent, as the case may be, shall have engaged for such purpose ("REPLACEMENT LENDER"), all of such Affected Lender's rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Revolving Loan Commitment, all Loans owing to it, all of its participation interests in existing Letters of Credit, and its obligation to participate in Letters of Credit hereunder) in accordance with Section 12.3. The Administrative Agent agrees, upon the occurrence of such events with respect to an Affected Lender and upon the written request of any Borrower, to use its reasonable efforts to obtain the commitments from one or more financial institutions to act as a Replacement Lender. Further, with respect to such assignment the Affected Lender shall have concurrently received, in cash, all amounts due and owing to the Affected Lender hereunder or under any other Loan Document, including, without limitation, the aggregate outstanding principal amount of the Loans owed to such Lender, together with accrued interest thereon through the date of such assignment, amounts payable under Sections 2.15(E), 3.1, and 3.2 with respect to such Affected Lender and compensation payable under Section 2.15(C) in the event of any replacement of any

Affected Lender under clause (ii) or clause (iii) of this Section 2.20; provided that upon such Affected Lender's replacement, such Affected Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15(E), 3.1, 3.2, 3.4, and 9.7, as well as to any fees accrued for its account hereunder and not yet paid, and shall continue to be obligated under
Section 10.8. Upon the replacement of any Affected Lender pursuant to this
Section 2.20, the provisions of Section 8.2 shall continue to apply with respect to Advances which are then outstanding with respect to which the Affected Lender failed to fund its obligations hereunder and which failure has not been cured.

         2.21 Letter of Credit Facility. Upon receipt of duly executed applications therefor, and such other documents, instructions and agreements as such Issuing Lender may reasonably require, and subject to the provisions of
Article IV, the Administrative Agent shall, or any other Lender in its sole discretion may, issue letters of credit denominated in dollars for the account of the applicable Borrower, on terms as are satisfactory to the Issuing Lender; provided, however, that no Letter of Credit will be issued for the account of any Borrower by an Issuing Lender if on the date of issuance, before or after taking such Letter of Credit into account, (i) the Revolving Credit Obligations at such time would exceed the Maximum Revolving Credit Amount at such time or
(ii) the aggregate outstanding amount of the L/C Obligations exceeds $10,000,000; and provided, further, that no Letter of Credit shall be issued which has an expiration date more than one year after the date of issuance of such Letter of Credit or an expiration date later than the date which is five
(5) Business Days immediately preceding the Termination Date. Each Issuing Lender that is not the Administrative Agent will notify the Administrative Agent of any request for issuance of a Letter of Credit prior to the issuance of such Letter of Credit. Each Letter of Credit may, upon the request of the applicable Borrower, include a provision whereby such Letter of Credit shall be renewed automatically for additional consecutive periods of 12 months or less (but not beyond the date that is five Business Days prior to the Termination Date) unless the Issuing Lender notifies the beneficiary thereof at least 30 days prior to the then-applicable expiry date that such Letter of Credit will not be renewed. That certain letter of credit No. 536224 issued by Comerica Bank for the account of Valley Industries, Inc. shall be treated as a Letter of Credit issued hereunder for all purposes from and after the Effective Date, including, without limitation, Section 2.25; Valley hereby assumes the reimbursement obligation with respect to such letter of credit.

         2.22 Letter of Credit Participation. Immediately upon the issuance of each Letter of Credit by any Issuing Lender hereunder, each Lender with a Tranche A Pro Rata Share shall be deemed to have automatically, irrevocably and unconditionally purchased and received from the applicable Issuing Lender an undivided interest and participation in and to such Letter of Credit, the obligations of the applicable Borrower in respect thereof, and the liability of the applicable Issuing Lender thereunder (collectively, an "L/C INTEREST") in an amount equal to the amount available for drawing under such Letter of Credit multiplied by such Lender's Tranche A Pro Rata Share.

         The applicable Issuing Lender will notify the Administrative Agent promptly upon presentation to it of an L/C Draft or upon any other draw under a Letter of Credit and the Administrative Agent will promptly notify each Lender. On or before the Business Day on which the applicable Issuing Lender makes payment of each such L/C Draft or any other draw on a Letter of Credit, on demand of the Issuing Lender received by each Lender not later than 1:00 p.m. (Detroit time) on such Business Day, each Lender shall make payment on such Business Day to the Administrative Agent for the account of the applicable Issuing Lender, in immediately available funds in an amount equal to such Lender's Tranche A Pro Rata Share of the amount of such payment or draw.

         Upon the Administrative Agent's receipt of funds as a result of an Issuing Lender's payment on an L/C Draft or any other draw on a Letter of Credit issued by an Issuing Lender, the Administrative Agent shall promptly pay such funds to the Issuing Lender. The obligation of each Lender to pay the Administrative Agent for the account of the applicable Issuing Lender under this
Section 2.22 shall be unconditional, continuing, irrevocable and absolute. In the event that any Lender fails to make payment to the Administrative Agent of any amount due under this Section 2.22, the Administrative Agent shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until the Administrative Agent on behalf of the applicable Issuing Lender receives such payment from such Lender or such obligation is otherwise fully satisfied; provided, however, that nothing contained in this sentence shall relieve such Lender of its obligation to reimburse the Administrative Agent for such amount in accordance with this
Section 2.22.

         2.23 Reimbursement Obligation. Each of the Borrowers agrees unconditionally, irrevocably and absolutely upon receipt of notice from the Administrative Agent or the applicable Issuing Lender to pay immediately to the Administrative Agent, for the account of the applicable Issuing Lender or the account of the Lenders, as the case may be, the amount of each advance which may be drawn under or pursuant to a Letter of Credit issued for its account or an L/C Draft related thereto (such obligation of each of the Borrowers to reimburse the Issuing Lender or the Administrative Agent for an advance made under a Letter of Credit or L/C Draft being hereinafter referred to as a "REIMBURSEMENT OBLIGATION" with respect to such Letter of Credit or L/C Draft), each such payment to be made by the applicable Borrower to the Administrative Agent no later than 2:00 p.m. (Detroit time) on the Business Day on which the applicable Issuing Lender makes payment of each such L/C Draft or, in the case of any other draw on a Letter of Credit, 2:00 p.m. (Detroit time) on the date specified in a demand by the Administrative Agent. Any Issuing Lender may direct the Administrative Agent to make such demand with respect to Letters of Credit issued by such Issuing Lender. If any Borrower at any time fails to repay a Reimbursement Obligation pursuant to this Section 2.23, such Borrower shall be deemed to have elected to borrow a Revolving Loan from the Lenders, as of the date of the Advance giving rise to the Reimbursement Obligation equal in amount to the amount of the unpaid Reimbursement Obligation. Such Revolving Loan shall be made as of the date of the payment giving rise to such Reimbursement Obligation, automatically, without notice and without any requirement to satisfy

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

the conditions precedent otherwise applicable to an Advance of Revolving Loans if such Borrower shall have failed to make such payment to the Administrative Agent for the account of the applicable Issuing Lender prior to such time. Such Revolving Loans shall constitute a Base Rate Advance, the proceeds of which Advance shall be used to repay such Reimbursement Obligation. If, for any reason, such Borrower fails to repay a Reimbursement Obligation on the day such Reimbursement Obligation arises and, for any reason, the Lenders are unable to make or have no obligation to make a Revolving Loan, then such Reimbursement Obligation shall bear interest from and after such day, until paid in full, at the interest rate applicable to a Base Rate Advance.

         2.24 Cash Collateral. Notwithstanding anything to the contrary herein or in any application for a Letter of Credit, after the occurrence and during the continuance of Default, each Borrower shall, upon the Administrative Agent's demand, deliver to the Administrative Agent for the benefit of the Lenders, cash, or other collateral of a type satisfactory to the Required Lenders, having a value, as determined by such Lenders, equal to the aggregate outstanding L/C Obligations or such Borrower. In addition, if the amount of L/C Obligations outstanding at any time exceeds the Maximum Revolving Credit Amount minus the outstanding principal balance of the Revolving Loans, Holdings shall deposit cash collateral with the Administrative Agent in an amount equal to the amount by which such L/C Obligations exceeds the Maximum Revolving Credit Amount minus the outstanding principal balance of the Revolving Loans. Any such collateral shall be held by the Administrative Agent in a separate account appropriately designated as a cash collateral account in relation to this Agreement and the Letters of Credit and retained by the Administrative Agent for the benefit of the Lenders as collateral security for the Borrowers' obligations in respect of this Agreement and each of the Letters of Credit and L/C Drafts. Such amounts shall be applied to reimburse the Administrative Agent or each Issuing Lender, as applicable, for drawings or payments under or pursuant to Letters of Credit or L/C Drafts, or if no such reimbursement is required, to payment of such of the other Obligations as the Administrative Agent shall determine. If no Default shall be continuing, amounts remaining in any cash collateral account established pursuant to this Section 2.24 which are not to be applied to reimburse the Administrative Agent for amounts actually paid or to be paid by the Administrative Agent in respect of a Letter of Credit or L/C Draft, shall be returned to the applicable Borrower (after deduction of the Administrative Agent's expenses incurred in connection with such cash collateral account).

         2.25 Letter of Credit Fees. Each of the Borrowers agrees to pay (i) quarterly, in arrears, on each Payment Date to the Administrative Agent for the ratable benefit of the Lenders, except as set forth in Section 8.2, a letter of credit fee ("LETTER OF CREDIT FEE")in the amount of the Applicable Letter of Credit Fee Rate per annum on the aggregate average daily outstanding amount available for drawing under all of the Letters of Credit issued for its account, and (ii) to the Administrative Agent for the benefit of the Issuing Lenders, a fronting fee of one-eighth of one percent (0.125%) per annum on the aggregate average daily outstanding amount available for drawing under all of the Letters of Credit issued for its account payable monthly in arrears plus all

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

customary fees and other issuance, amendment, document examination, negotiation and presentment expenses and related charges in connection with the issuance, amendment, presentation of L/C Drafts, and the like customarily charged by the Issuing Lender with respect to standby and commercial Letters of Credit, including, without limitation, standard commissions with respect to commercial Letters of Credit, payable at the time of invoice of such amounts.

         2.26 Indemnification; Exoneration. (a) In addition to amounts payable as elsewhere provided in this Agreement, each Borrower with respect to Letters of Credit issued for its account agrees to protect, indemnify, pay and save harmless the Administrative Agent, each Issuing Lender and each Lender from and against any and all liabilities and costs which the Administrative Agent, any Issuing Lender or any Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit other than, in the case of the Issuing Lender, as a result of its Gross Negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, or (ii) the failure of the Issuing Lender of a Letter of Credit to honor a drawing under such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority (all such acts or omissions herein called "GOVERNMENTAL ACTS").

         (b) As among the Borrowers, the Lenders, the Issuing Lenders and the Administrative Agent, the Borrowers assume all risks of the acts and omissions of, or misuse of such Letter of Credit by, the beneficiary of any Letter of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the Letter of Credit applications and Letter of Credit reimbursement agreements executed by the applicable Borrower at the time of request for any Letter of Credit, the Issuing Lender of a Letter of Credit, the Administrative Agent and the Lenders shall not be responsible (in the absence of Gross Negligence or willful misconduct in connection therewith, as determined by the final judgment of a court of competent jurisdiction): (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or other similar form of teletransmission or otherwise; (v) for errors in interpretation of technical trade terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of a Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (viii) for any consequences arising from causes beyond the control of the Administrative Agent, the Issuing Lender and the Lenders including, without limitation, any Governmental Acts. None of the above shall affect, impair, or prevent the vesting of any of the Issuing Lender's rights or powers under this Section 2.26.

         (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by an Issuing Lender under or in connection with Letters of Credit issued on behalf of any Borrower or any related certificates shall not, in the absence of Gross Negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, put the Issuing Lender, the Administrative Agent or any Lender under any resulting liability to any Borrower or relieve any Borrower of any of its obligations hereunder to any such Person.

         (d) Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 2.26 shall survive the payment in full of principal and interest hereunder, the termination of the Letters of Credit and the termination of this Agreement.

         2.27 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due from a Borrower hereunder or under any of the Notes in the currency expressed to be payable herein or under the Notes (the "specified currency") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Administrative Agent's main office in Detroit, Michigan on the Business Day preceding that on which the final, non-appealable judgment is given. The obligations of the applicable Borrower in respect of any sum due to any Lender or the Administrative Agent hereunder or under any Note shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Administrative Agent (as the case may be) may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender or the Administrative Agent, as the case may be, in the specified currency, the applicable Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender or the Administrative Agent, as the case may be, in the specified currency and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender under
Section 11.2, such Lender or the Agent, as the case may be, agrees to remit such excess to the applicable Borrower.

         2.28 Market Disruption. Notwithstanding the satisfaction of all conditions referred to in Article II with respect to any Advance in any currency other than Dollars, if there shall occur on or prior to the date of such Advance any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the reasonable opinion of the Administrative Agent or the Required Lenders make it impracticable for the Eurocurrency Rate Loans comprising such Advance to be denominated in the currency specified by the applicable Borrower, then the Administrative Agent shall forthwith give notice thereof to Holdings and the Lenders, and such Loans shall not be denominated in such currency but shall be made on such Borrowing Date in Dollars, in an aggregate principal amount equal to the Dollar Amount of the aggregate principal amount specified in the related Borrowing Notice, as Base Rate Loans, unless the applicable Borrower notifies the Agent at least one Business Day before such date that (i) it elects not to borrow on such date or (ii) it elects to borrow on such date in a different Agreed Currency, as the case may be, in which the denomination of such Loans would in the opinion of the Administrative Agent and the Required Lenders be practicable and in an aggregate principal amount equal to the Dollar Amount of the aggregate principal amount specified in the related Borrowing Notice.
         2.29 Borrowing Subsidiaries. Holdings may at any time or from time to time, with the consent of the Administrative Agent, which consent shall not be unreasonably withheld, add as a party to this Agreement any Subsidiary to be a "Borrowing Subsidiary" hereunder by (a) the execution and delivery to the Administrative Agent of a duly completed Assumption Letter by such Subsidiary, with the written consent of Holdings at the foot thereof and (b) the execution and delivery to the Administrative Agent of such guaranty and security documents as may be reasonably required by the Administrative Agent. Upon such execution, delivery and consent, such Subsidiary shall for all purposes be a party hereto as a Borrowing Subsidiary as fully as if it had executed and delivered this Agreement. So long as the principal of and interest on any Advances made to any Borrowing Subsidiary under this Agreement shall have been repaid or paid in full, all Letters of Credit issued for the account of such Borrowing Subsidiary have expired or been returned and terminated and all other obligations of such Borrowing Subsidiary under this Agreement shall have been fully performed, Holdings may, by not less than five Business Days' prior notice to the Administrative Agent (which shall promptly notify the Lenders thereof), terminate such Borrowing Subsidiary's status as a "Borrowing Subsidiary".


ARTICLE III:  CHANGE IN CIRCUMSTANCES

         3.1 Yield Protection. If any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) adopted after the date of this Agreement and having general applicability to all banks within the jurisdiction in which such Lender operates (excluding, for the avoidance of doubt, the effect of and phasing in of capital requirements or other regulations or guidelines passed prior to the date of this Agreement), or any interpretation or application thereof by any Governmental Authority charged with the interpretation or application thereof, or the compliance of any Lender therewith,

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

                  (i) subjects any Lender (each reference in this Section 3.1 to a Lender being in its capacity as a Lender or an Issuing Lender, or both) or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from any of the Borrowers (excluding taxation imposed by the United States of America or any Governmental Authority of the jurisdiction under the laws of which such Lender is organized, on the overall net income of any Lender or applicable Lending Installation), or changes the basis of taxation of payments to any Lender in respect of its Loans, its L/C Interests, the Letters of Credit or other amounts due it hereunder, provided however that this clause (i) shall not apply with respect to any Taxes to which
         Section 2.15(E) applies, or

                  (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation with respect to its Eurocurrency Rate Loans, L/C Interests or the Letters of Credit, or

                  (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining the Eurocurrency Rate Loans, the L/C Interests or the Letters of Credit or reduces any amount received by any Lender or any applicable Lending Installation in connection with Eurocurrency Rate Loans or Letters of Credit, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Loans or L/C Interests held or interest received by it or by reference to the Letters of Credit, by an amount deemed material by such Lender;

and the result of any of the foregoing is to increase the cost to that Lender of making, renewing or maintaining its Loans, L/C Interests or Letters of Credit or to reduce any amount received under this Agreement, then, within 15 days after receipt by Holdings of written demand by such Lender pursuant to Section 3.5, Holdings shall pay or cause the appropriate Subsidiary to pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans, L/C Interests, Letters of Credit and its Revolving Loan Commitment.

         3.2 Changes in Capital Adequacy Regulations. If a Lender (each reference in this Section 3.2 to a Lender being in its capacity as a Lender or an Issuing Lender, or both) determines (i) the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a "Change" (as defined below), and (ii) such increase in capital will result in an increase in the cost to such Lender of maintaining its Loans, L/C Interests, the Letters of Credit or its obligation to make Loans hereunder, then, within 15 days after receipt by Holdings of written demand by such Lender pursuant to
Section 3.5, Holdings shall pay or cause the appropriate Subsidiary to pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Loans, its L/C Interests, the Letters of Credit or its obligation to make Loans hereunder (after taking into account such Lender's policies as to capital adequacy). "CHANGE" means (i) any change after the date of this Agreement in the "Risk-Based Capital Guidelines" (as defined below) excluding, for the avoidance of doubt, the effect of any phasing in of such Risk-Based Capital Guidelines or any other capital requirements passed prior to the date hereof, or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement and having general applicability to all banks and financial institutions within the jurisdiction in which such Lender operates which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "RISK-BASED CAPITAL GUIDELINES" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

         3.3 Availability of Types of Advances. If (i) any Lender determines that maintenance of its Eurocurrency Rate Loans at a suitable Lending Installation would violate any applicable law, rule, regulation or directive, whether or not having the force of law, or (ii) the Required Lenders determine that (x) deposits of a type, currency and maturity appropriate to match fund Eurocurrency Rate Advances are not available or (y) the interest rate applicable to a Eurocurrency Rate Advance does not accurately reflect the cost of making or maintaining such a Eurocurrency Rate Advance, then the Administrative Agent shall suspend the availability of Eurocurrency Rate Advances and, in the case of any occurrence set forth in clause (i), require any Eurocurrency Rate Advances to be repaid or, at the option of Holdings, converted to Base Rate Advances.

         3.4 Funding Indemnification. If any payment of a Eurocurrency Rate Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment, or otherwise, or a Eurocurrency Rate Advance is not made or continued on the date specified by the applicable Borrower for any reason other than default by the Lenders, the applicable Borrower agrees to indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Eurocurrency Rate Advance. In connection with any assignment by Chase or NBD of any portion of the Loans made pursuant to Section 12.3 and made on or prior to September 8, 1997, and if any of the Borrowers has requested the use of the Eurocurrency Rate, such Borrower shall be deemed to have repaid all outstanding Eurocurrency Rate Advances as of such date and reborrowed such amount as a Base Rate Advance and/or

Eurocurrency Rate Advance (chosen in accordance with the provisions of Section 2.4) and the indemnification provisions under this Section 3.4 shall apply.

         3.5 Lender Statements; Survival of Indemnity. If reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurocurrency Rate Loans to reduce any liability of Holdings to such Lender under Sections 3.1 and 3.2 or to avoid the unavailability of a Type of Advance under Section 3.3, so long as such designation is not disadvantageous to such Lender. Each Lender requiring compensation pursuant to Section 2.15(E) or to this Article III shall use its best efforts to notify Holdings and the Administrative Agent in writing of any Change, law, policy, rule, guideline or directive giving rise to such demand for compensation not later than ninety (90) days following the date upon which the responsible account officer of such Lender knows or should have known of such Change, law, policy, rule, guideline or directive. Any demand for compensation pursuant to this Article III shall be in writing and shall state the amount due, if any, under Section 3.1, 3.2 or 3.4 and shall set forth in reasonable detail the calculations upon which such Lender determined such amount. Such written demand shall be rebuttably presumed correct for all purposes. Notwithstanding anything in this Agreement to the contrary, neither Holdings nor any of the other Borrowers shall be obligated to pay any amount or amounts under Section 2.15(E) or this Article III to the extent such amount or amounts result from a Change, law, policy, rule, guideline or directive which took effect more than 120 days prior to the date of delivery of the notice described above. Determination of amounts payable under such Sections in connection with a Eurocurrency Rate Loan shall be calculated as though each Lender funded its Eurocurrency Rate Loan through the purchase of a deposit of the type, currency and maturity corresponding to the deposit used as a reference in determining the Eurocurrency Rate applicable to such Loan, whether in fact that is the case or not. The obligations of the Borrowers under Sections 3.1,
3.2 and 3.4 shall survive payment of the Obligations and termination of this Agreement.


ARTICLE IV:  CONDITIONS PRECEDENT

         4.1 Initial Advances and Letters of Credit. The Lenders shall not be required to make the initial Loans or issue any Letters of Credit unless the Borrowers have furnished to the Administrative Agent, with sufficient copies for the Lenders, such documents as the Administrative Agent or any Lender or its counsel may have reasonably requested, including, without limitation, all of the documents reflected on the List of Closing Documents attached as Exhibit G to this Agreement (other than those designated to be delivered post-closing).

         4.2 Each Advance and Letter of Credit. Except as expressly provided in Sections 2.5(B)(i)(f) and 2.23, the Lenders shall not be required to make any Advance and the Issuing Lender shall not be required to issue any Letter of Credit, unless on the applicable Borrowing Date, or in the case of a Letter of Credit, the date on which the Letter of Credit is to be issued:

                  (i)  There exists no Default or Unmatured Default; and

                  (ii) The representations and warranties contained in Article V are true and correct in all material respects as of such Borrowing Date, except for representations and warranties made with reference to a specific date which representations and warranties shall be true and correct in all material respects as of such date, and except for amendments to the Schedules made pursuant to the provisions of Section 1.3.

         Each Borrowing Notice with respect to each such Advance and the letter of credit application with respect to a Letter of Credit shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 4.2(i) and (ii) will have been satisfied as of the date of such Advance or the issuance of such Letter of Credit. Any Lender may require a duly completed officer's certificate in substantially the form of Exhibit H hereto and/or a duly completed compliance certificate in substantially the form of
Exhibit I hereto as a condition to making an Advance.

ARTICLE V:  REPRESENTATIONS AND WARRANTIES

          In order to induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and the other financial accommodations to the Borrowers and in order to induce the Issuing Lender to issue the Letters of Credit described herein, each of the Borrowers represents and warrants as follows to each Lender and the Administrative Agent as of the Effective Date and thereafter on each date as required by Section 4.2:

         5.1 Organization; Powers. Each of the Borrowers and each of their respective Subsidiaries (i) is a duly organized limited liability company or corporation, as applicable, validly existing and, with respect to U.S. Borrowers, in good standing under the laws of the jurisdiction of its organization, (ii) is duly qualified to do business as a foreign company or corporation and is in good standing under the laws of each jurisdiction in which failure to be so qualified and in good standing could have a Material Adverse Effect, (iii) has timely filed and maintained effective (unless exempt from the requirements for filing) a current Business Activity Report with the appropriate Governmental Authority in the States in which it is required to do so, and (iv) has all requisite power and authority to own, operate and encumber its property and to conduct its business as presently conducted giving effect to the Valley Acquisition and as proposed to be conducted in connection with and following the consummation of the transactions contemplated by this Agreement.

         5.2  Authority.

         (A) Each of the Borrowers and each of their respective Subsidiaries has the requisite power and authority (i) to execute, deliver and perform each of the Transaction Documents which are to be executed by it in connection with the Valley Acquisition or which have been executed by it as required by this Agreement on or prior to the Effective Date and (ii) to file the Transaction Documents which must be filed by it in connection with the Valley Acquisition or which have been filed by it as required by this Agreement on or prior to the Effective Date with any Governmental Authority.

         (B) The execution, delivery, performance and filing, as the case may be, of each of the Transaction Documents which must be executed or filed by any of the Borrowers or any other Subsidiary of Holdings in connection with the Valley Acquisition or which have been executed or filed as required by this Agreement on or prior to the Effective Date and to which any of the Borrowers or any other Subsidiary of Holdings is party, and the consummation of the transactions contemplated thereby, have been duly approved, to the extent required, by the respective boards of managers or directors, as applicable, and, if necessary, the members or shareholders or workers' councils of the applicable Borrower or Subsidiary, as applicable, and such approvals have not been rescinded. No other action or proceedings on the part of any Borrower or any other Person are necessary to consummate such transactions.

         (C) Each of the Transaction Documents to which any of the Borrowers or any other Subsidiary of Holdings is a party has been duly executed, delivered or filed, as the case may be, by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditor's rights generally), is in full force and effect and no material term or condition thereof has been amended, modified or waived from the terms and conditions contained in the Transaction Documents delivered to the Administrative Agent pursuant to Section 4.1 without the prior written consent of the Required Lenders, and each of the Borrowers or each other Subsidiary of Holdings have, and, to the best of such Borrower's or Subsidiary's knowledge, all other parties thereto have performed and complied with all the terms, provisions, agreements and conditions set forth therein and required to be performed or complied with by such parties on or before the Effective Date, and no unmatured default, default or breach of any covenant by any such party exists thereunder.

         5.3 No Conflict; Governmental Consents. The execution, delivery and performance of each of the Loan Documents and other Transaction Documents to which any of the Borrowers or any other Subsidiary of Holdings is a party do not and will not (i) conflict with the documents of organization or governance of such Borrower or Subsidiary (ii) constitute tortious interference with any Contractual Obligation of any Person or conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law (including, without limitation, any Environmental Property Transfer Act) or Contractual Obligation of any Borrower or any such Subsidiary, or require termination of any Contractual Obligation, except such interference, breach, default or termination which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect or to subject the Administrative Agent, any of the Lenders or the Issuing Lender to any liability,
(iii) with respect
to the Loan Documents and, to the best of each Borrower's and each Subsidiary's knowledge with respect to the other Transaction Documents, result in or require the creation or imposition of any Lien whatsoever upon any of the property or assets of any Borrower or any such Subsidiary, other than Liens permitted by the Loan Documents, or (iv) require any approval of the Borrower's or any such Subsidiary's members or shareholders except such as have been obtained. Except as set forth on Schedule 5.3 to this Agreement, the execution, delivery and performance of each of the Transaction Documents to which any Borrower or any other Subsidiary is a party do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, including under any Environmental Property Transfer Act, except (i) filings, consents or notices which have been or, in the case of any of the foregoing, not required prior to the Effective Date, will be made, obtained or given, or which, if not made, obtained or given, individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect, and (ii) filings necessary to create or perfect security interests in the Collateral.

         5.4 Financial Statements. The pro forma financial statements of Holdings and its Subsidiaries, copies of which are attached hereto as Exhibit J, present on an estimated pro forma basis the financial condition of Holdings and such Subsidiaries as of June 30, 1997, as if the Valley Acquisition and the other transactions contemplated hereby had been consummated as of such date, and reflect on a pro forma basis those liabilities reflected in the notes thereto and resulting from consummation of the Valley Acquisition and the transactions contemplated by this Agreement, and the payment or accrual of all Transaction Costs payable on the Effective Date with respect to any of the foregoing. The projections and assumptions expressed in the pro forma financials referenced in this Section 5.4 were prepared in good faith and represent management's opinion based on the information available to Holdings at the time so furnished.

         5.5 No Material Adverse Change. (a) Since December 31, 1996 up to the Effective Date, there has occurred no change in the business, properties, condition (financial or otherwise) or results of operations of (i) Holdings and its Subsidiaries taken as a whole or (ii) Valley Industries, Inc. or any other event which has had or is reasonably likely to have a Material Adverse Effect.

         (b) Since the Effective Date, there has occurred no change in the business, properties, condition (financial or otherwise) or results of operations of Holdings and its Subsidiaries taken as a whole or any other event which has had or is reasonably likely to have a Material Adverse Effect.

         5.6  Taxes.

         (A) Tax Examinations. All deficiencies which have been asserted against Holdings or any of Holdings' Subsidiaries as a result of any federal, state, local or foreign tax examination for each taxable year in respect of which an examination has been conducted have been fully paid or finally settled or are being contested in good faith, and as of the Effective Date no issue has been raised by any taxing authority in any such examination which, by application of similar principles, reasonably can be expected to result in assertion by such taxing authority of a material deficiency for any other year not so examined which has not been reserved for in Holdings' consolidated financial statements to the extent, if any, required by Agreement Accounting Principles. Except as permitted pursuant to Section 6.2(D), neither Holdings nor any of Holdings' Subsidiaries anticipates any material tax liability with respect to the years which have not been closed pursuant to applicable law.

         (B) Payment of Taxes. All tax returns and reports of each of Holdings, AAS, Brink and Holdings' other Subsidiaries required to be filed have been timely filed, and all taxes, assessments, fees and other governmental charges thereupon and upon their respective property, assets, income and franchises which are shown in such returns or reports to be due and payable have been paid except those items which are being contested in good faith and have been reserved for in accordance with Agreement Accounting Principles. Holdings has no knowledge of any proposed tax assessment against Holdings, AAS, Brink or any of Holdings' other Subsidiaries that will have or is reasonably likely to have a Material Adverse Effect.

         5.7 Litigation; Loss Contingencies and Violations. Except as set forth in Schedules 5.7 and 5.18 to this Agreement, there is no action, suit, proceeding, investigation of which Holdings has knowledge or arbitration before or by any Governmental Authority or private arbitrator pending or, to the knowledge of Holdings or any of its Subsidiaries, threatened against Holdings or any of its Subsidiaries or any property of any of them (i) challenging the validity or the enforceability of any material provision of the Transaction Documents or (ii) which will have or is reasonably likely to have a Material Adverse Effect. There is no material loss contingency within the meaning of Agreement Accounting Principles which has not been reflected in the consolidated financial statements of Holdings prepared and delivered pursuant to Section 6.1(A) for the fiscal period during which such material loss contingency was incurred. Neither Holdings nor any of its Subsidiaries is (A) in violation of any applicable Requirements of Law which violation will have or is reasonably likely to have a Material Adverse Effect, or (B) subject to or in default with respect to any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or Governmental Authority which will have or is reasonably likely to have a Material Adverse Effect.

         5.8 Subsidiaries. Schedule 5.8 to this Agreement (i) contains a description (both narratively and in flow chart form) of the corporate structure of Holdings, Holding's Subsidiaries and any other Person in which Holdings or any of its Subsidiaries holds an equity interest; and (ii) accurately sets forth
(A) the correct legal name, the jurisdiction of organization or incorporation and the jurisdictions in which each Borrower and the direct and indirect Subsidiaries of Holdings is qualified to transact business as a foreign company or corporation, (B) the authorized, issued and outstanding shares of each class of Capital Stock of each entity referred to above that is a corporation and the owners of such shares (both as of the Closing Date and on a fully-diluted basis), and (C) a summary of the direct and indirect ownership, membership, partnership, joint venture, or other equity interests, if any, of Holdings and each Subsidiary of Holdings in any Person that is not a corporation.

         5.9 ERISA. No Benefit Plan has incurred any accumulated funding deficiency (as defined in Sections 302(a)(2) of ERISA and 412(a) of the Code) whether or not waived. Neither Holdings nor any member of the Controlled Group has incurred any liability to the PBGC which remains outstanding other than the payment of premiums, and there are no premium payments which have become due which are unpaid. Schedule B to the most recent annual report filed with the IRS with respect to each Benefit Plan and furnished to the lenders is complete and accurate. Since the date of each such Schedule B, there has been no material adverse change in the funding status or financial condition of the Benefit Plan relating to such Schedule B. Neither Holdings nor any member of the Controlled Group has (i) failed to make a required contribution or payment to a Multiemployer Plan or (ii) made a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a Multiemployer Plan. Neither Holdings nor any member of the Controlled Group has failed to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or other payment. Neither Holdings nor any member of the Controlled Group is required to provide security to a Benefit Plan under Section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the plan year. Neither Holdings nor any of its Subsidiaries maintains or contributes to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to employees after termination of employment other than as required by Section 601 of ERISA. Each Plan which is intended to be qualified under Section 401(a) of the Code as currently in effect is so qualified, and each trust related to any such Plan is exempt from federal income tax under Section 501(a) of the Code as currently in effect. Holdings and all Subsidiaries are in compliance in all material respects with the responsibilities, obligations and duties imposed on them by ERISA and the Code with respect to all Plans. Neither Holdings nor any of its Subsidiaries nor any fiduciary of any Plan has engaged in a nonexempt prohibited transaction described in Sections 406 of ERISA or 4975 of the Code which could reasonably be expected to subject Holdings to liability in excess of $500,000. Neither Holdings nor any member of the Controlled Group has taken or failed to take any action which would constitute or result in a Termination Event, which action or inaction could reasonably be expected to subject Holdings to liability in excess of $500,000. Neither Holdings nor any Subsidiary is subject to any liability under Sections 4063, 4064, 4069, 4204 or 4212(c) of ERISA and no other member of the Controlled Group is subject to any liability under Sections 4063, 4064, 4069, 4204 or 4212(c) of ERISA which could reasonably be expected to subject Holdings to liability in excess of $500,000. Neither Holdings nor any of its Subsidiaries has, by reason of the transactions contemplated hereby, any obligation to make any payment to any employee pursuant to any Plan or existing contract or arrangement.

         5.10 Accuracy of Information. The information, exhibits and reports furnished by or on behalf of Holdings and any of its Subsidiaries to the Administrative Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents, including, without limitation, the Confidential Information Memorandum dated July, 1997 prepared by Holdings, the representations and warranties of Holdings and its Subsidiaries contained in the Loan Documents, and all certificates and documents delivered to the Administrative Agent and the Lenders pursuant to the terms thereof do not contain as of the date furnished any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

         5.11 Securities Activities. Neither Holdings nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

         5.12 Material Agreements. Neither Holdings nor any Subsidiary is a party to any agreement or instrument or subject to any charter or other contractual or corporate restriction which will have or is reasonably likely to have a Material Adverse Effect. Neither Holdings nor any of its Subsidiaries has received notice or has knowledge that (i) it is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation applicable to it, or (ii) any condition exists which, with the giving of notice or the lapse of time or both, would constitute a default with respect to any such Contractual Obligation, in each case, except where such default or defaults, if any, will not have or are not reasonably likely to have a Material Adverse Effect.

         5.13 Compliance with Laws. Holdings and its Subsidiaries are in compliance with all Requirements of Law applicable to them and their respective businesses, in each case where the failure to so comply individually or in the aggregate will have or is reasonably likely to have a Material Adverse Effect.

         5.14 Assets and Properties. Holdings and each of its Subsidiaries has good and marketable title to all of its assets and properties (tangible and intangible, real or personal) owned by it or a valid leasehold interest in all of its leased assets (except insofar as marketability may be limited by any laws or regulations of any Governmental Authority affecting such assets), and all such assets and property are free and clear of all Liens, except Liens securing the Obligations and Liens permitted under Section 6.3(C). Substantially all of the assets and properties owned by, leased to or used by Holdings and/or each such Subsidiary of Holdings are in adequate operating condition and repair, ordinary wear and tear excepted. Except for Liens granted to the Administrative Agent for the benefit of the Administrative Agent and the Holders of Secured Obligations, neither this Agreement nor any other Transaction Document, nor any transaction contemplated under any such agreement, will affect any right, title or interest of Holdings or such Subsidiary in and to any of such assets in a manner that will have or is reasonably likely to have a Material Adverse Effect.

         5.15 Statutory Indebtedness Restrictions. Neither Holdings, nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, or the Investment Company Act of 1940, or any other federal or state statute or regulation which limits its ability to incur indebtedness or its ability to consummate the transactions contemplated hereby or in connection with the Valley Acquisition.

         5.16 Post-Retirement Benefits. As of the Effective Date, Holdings and its Subsidiaries have no expected cost of post-retirement medical and insurance benefits payable by Holdings or its Subsidiaries to its employees and former employees, as estimated by the Borrower in accordance with Financial Accounting Standards Board Statement No. 106.

         5.17 Insurance. Schedule 5.17 to this Agreement accurately sets forth as of the Effective Date all insurance policies and programs currently in effect with respect to the respective properties and assets and business of Holdings and its Subsidiaries, specifying for each such policy and program, (i) the amount thereof, (ii) the risks insured against thereby, (iii) the name of the insurer and each insured party thereunder, (iv) the policy or other identification number thereof, (v) the expiration date thereof, (vi) the annual premium with respect thereto and (vii) describes any reserves, relating to any self-insurance program that is in effect. Such insurance policies and programs reflect coverage that is reasonably consistent with prudent industry practice.

         5.18 Contingent Obligations. Except as set forth on Schedule 5.18 to this Agreement, neither Holdings nor any of its Subsidiaries has any Contingent Obligation, contingent liability, long-term lease, synthetic lease or commitment, not reflected in the pro forma financial statements attached hereto as Exhibit J or otherwise disclosed to the Administrative Agent and the Lenders in the other Schedules to this Agreement, which could reasonably be expected to subject Holdings to liability in excess of $1,000,000.

         5.19 Restricted Junior Payments. Neither Holdings nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made or set apart any sum or properties for any Restricted Junior Payment or agreed to do so, except to the extent not prohibited pursuant to Section 6.3(F) of this Agreement.

         5.20  Labor Matters.

         (A) Except as listed on Schedule 5.20 to this Agreement, there are on the Effective Date no collective bargaining agreements, other labor agreements or Multiemployer Plans covering any of the employees of Holdings or any of its Subsidiaries. As of the Effective Date, no labor disputes, strikes or walkouts affecting the operations of Holdings or any of its Subsidiaries, is pending, or, to Holdings' knowledge, threatened, planned or contemplated.

         (B) Set forth in Schedule 5.20 to this Agreement is a list, as of the Effective Date, of all material consulting agreements, executive compensation plans, deferred compensation agreements, employee pension plans or retirement plans, employee profit sharing plans, employee stock purchase and stock option plans, severance plans, group life insurance, hospitalization insurance or other plans or arrangements of Holdings, AAS and Valley providing for benefits for employees of Holdings, AAS and Valley.

         5.21  The Valley Acquisition.

         As of the Effective Date and immediately prior to the making of the Loans hereunder to be made on the Effective Date:

                  (i) the Acquisition Documents are in full force and effect, no material breach, default or waiver of any term or provision of any of the Acquisition Documents by Holdings or any of its Subsidiaries or, to the best of Holdings' knowledge, the other parties thereto has occurred (except for such breaches, defaults and waivers, if any, consented to in writing by the Administrative Agent) and no action has been taken by any competent authority which restrains, prevents or imposes any material adverse condition upon, or seeks to restrain, prevent or impose any material adverse condition upon, the Valley Acquisition;

                  (ii) the representations and warranties of each of Holdings and its Subsidiaries contained in the Acquisition Documents, if any, are true and correct in all material respects;

                  (iii) the Valley Acquisition was consummated in accordance with the Acquisition Documents.


         5.22  Environmental Matters.  (a)  Except as disclosed on Schedule
5.22 to this Agreement

                  (i) the operations of Holdings and its Subsidiaries comply in all material respects with Environmental, Health or Safety Requirements of Law;

                  (ii) Holdings and its Subsidiaries have all material permits, licenses or other authorizations required under Environmental, Health or Safety Requirements of Law and are in material compliance with such permits;

                  (iii) neither Holdings, any of its Subsidiaries nor any of their respective present property or operations, or, to the best of, Holdings' or any of its Subsidiaries' knowledge, any of their respective past property or operations, are subject to or the subject of, any investigation known to Holdings or any of its Subsidiaries, any judicial or administrative proceeding, order, judgment, decree, settlement or other agreement respecting: (A) any material violation of Environmental, Health or Safety Requirements of Law; (B) any material remedial action; or (C) any material claims or liabilities arising from the Release or threatened Release of a Contaminant into the environment;

                  (iv) there is not now, nor to the best of Holdings' or any of its Subsidiaries' knowledge has there ever been on or in the property of Holdings or any of its Subsidiaries any material landfill, waste pile, underground storage tanks, aboveground storage tanks, surface impoundment or hazardous waste storage facility of any kind, polychlorinated biphenyls (PCBs) used in hydraulic oils, electric transformers or other equipment, or asbestos-containing material; and

                  (v) neither Holdings nor any of its Subsidiaries has any material Contingent Obligation or material contingent liability in connection with any Release or threatened Release of a Contaminant into the environment.

         (b) For purposes of this Section 5.22 "material" means any noncompliance or basis for liability which could reasonably be likely to subject Holdings to liability in excess of $1,000,000.

         5.23  Capitalization.

                  As of the Effective Date and immediately prior to and following the funding of the Loans to be funded on the Effective Date, the subordination provisions of the Subordinated Note Agreement are enforceable against the holders of the Subordinated Notes, the subordination provisions of the Seller Note are enforceable against the holder of the Seller Note, and the Secured Obligations are within the definition of "Senior Debt" as defined in the Subordination Agreement and the Seller Note.

         5.24 Solvency. After giving effect to the (i) Loans to be made on the Effective Date or such other date as Loans requested hereunder are made, (ii) the disbursement of the proceeds of such Loans pursuant to Holdings' instructions, and (iii) the transactions contemplated by the Acquisition Agreement and (iv) the payment and accrual of all Transaction Costs with respect to the foregoing, Holdings and its Subsidiaries taken as a whole is Solvent.

         5.25 Foreign Employee Benefit Matters. Each Foreign Employee Benefit Plan is in compliance in all respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such Plan, except for any non-compliance the consequences of which, in the aggregate, would not result in a material obligation to pay money. The aggregate of the accumulated benefit obligations under all Foreign Pension Plans does not exceed the current fair market value of the assets held in the trusts or similar funding vehicles for such Plans or reasonable reserves have been established in accordance with prudent business practices or as required by Agreement Accounting Principles with respect to any shortfall. With respect to any Foreign Employee Benefit Plan maintained or contributed to by Holdings or any Subsidiary or any member of its Controlled Group (other than a Foreign Pension Plan), reasonable reserves have been established in accordance with prudent business practice or where required by ordinary accounting practices in the jurisdiction in which such Plan is maintained. There are no actions, suits or claims (other than routine claims for benefits) pending or, to the knowledge of the Borrowers, threatened against Holdings or any Subsidiary or any ERISA Affiliate with respect to any Foreign Employee Benefit Plan.

         5.26 Dutch Withholding. As of the Effective Date, with respect to any portion of the Loans, the interest referred to in Article II is not subject to withholding tax in The Netherlands. If any interest referred to in Article II due to a Dutch Bank or to the Dutch branch of a non-Dutch Bank are paid to the Administrative Agent in accordance with the provisions of Article XI, then, as at the Effective Date, such interest or commitment and utilization commission is not subject to any withholding in The Netherlands. For the purposes of this Section, a "Dutch Bank" shall mean a bank organized under the laws of The Netherlands and a "non-Dutch Bank" shall mean a bank organized under the laws of a country other than The Netherlands.


ARTICLE VI:  COVENANTS

         Each of the Borrowers covenants and agrees that so long as any Commitments are outstanding and thereafter until payment in full of all of the Obligations (other than contingent indemnity and reimbursement obligations), unless the Required Lenders shall otherwise give prior written consent:

         6.1  Reporting.  The Borrowers shall:

         (A) Financial Reporting. Furnish to the Administrative Agent (which will furnish copies of the following to the Lenders):

                  (i) Monthly Reports. As soon as practicable, and in any event within forty-five (45) days after the end of each calendar month, the consolidated and consolidating balance sheet of Holdings and its Subsidiaries as at the end of such period and the related consolidated and consolidating statements of income and of cash flow of Holdings and its Subsidiaries for such calendar month, certified by the chief financial officer of Holdings on behalf of Holdings as fairly presenting in all material respects the consolidated and consolidating financial position of Holdings and its Subsidiaries as at the dates indicated and the results of operations and cash flow for the calendar months indicated in accordance with Agreement Accounting Principles, subject to normal year end adjustments.

                  (ii) Quarterly Reports. As soon as practicable, and in any event within forty-five (45) days after the end of each fiscal quarter in each fiscal year, the consolidated and consolidating balance sheet of Holdings and its Subsidiaries as at the end of such period and the related consolidated and consolidating statements of income and cash flow of Holdings and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter and a comparison of the statement of earnings and cash flow to the budget, certified by the chief financial officer of Holdings on behalf of Holdings as fairly presenting in all material respects the consolidated and consolidating financial position of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in accordance with Agreement Accounting Principles, subject to normal year end adjustments.

                  (iii) Annual Reports. As soon as practicable, and in any event within one hundred twenty (120) days after the end of each fiscal year,
         (a) the consolidated and consolidating balance sheet of Holdings and its Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income, members' equity and cash flow of Holdings and its Subsidiaries for such fiscal year, and, in comparative form the corresponding figures for the previous fiscal year, (b) a schedule from Holdings setting forth for each item in clause (a) hereof, the corresponding figures from the consolidated financial budget for the current fiscal year delivered pursuant to
         Section 6.1(A)(v), and (c) an audit report on the items (other than the consolidating financial statements) listed in clause (a) hereof of independent certified public accountants of recognized national standing, which audit report shall be unqualified and shall state that such financial statements fairly present in all material respects the consolidated financial position of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with Agreement Accounting Principles and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards. The deliveries made pursuant to this clause (iii) shall be accompanied by (y) any management letter prepared by the above-referenced accountants and (z) a certificate of such accountants that, in the course of their examination necessary for their certification of the foregoing, (i) they have obtained no knowledge of any Default or Unmatured Default, or if, in the opinion of such accountants, any Default or Unmatured Default shall exist, stating the nature and status thereof and (ii) if a Tax Distribution has been made after the occurrence and during the continuance of any Default or Unmatured Default, they have reviewed the calculations of Income Tax Liabilities for such period and have determined that the amount of the Tax Distributions for such year does not exceed the amount permitted under Section 6.3(F).

                  (iv) Officer's Certificate. Together with each delivery of any financial statement (a) pursuant to clauses (i), (ii) and (iii) of this
         Section 6.1(A), an Officer's Certificate of Holdings, substantially in the form of Exhibit H attached hereto and made a part hereof, stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof and (b) pursuant to clauses (ii) and (iii) of this Section 6.1(A), a Compliance Certificate, substantially in the form of Exhibit I attached hereto and made a part hereof, signed by Holdings' chief financial officer or treasurer, setting forth calculations for the period then ended for
         Section 2.5(B), if
         applicable, for Income Tax Liabilities for such period, and which demonstrate compliance, when applicable, with the provisions of Section 6.4.

                  (v) Budgets; Business Plans; Financial Projections. As soon as practicable and in any event not later than the beginning of each fiscal year beginning with the fiscal year beginning January 1, 1998, a copy of the plan and forecast (including a projected balance sheet, income statement and funds flow statement) of Holdings for the upcoming fiscal year prepared in such detail as shall be reasonably satisfactory to the Administrative Agent.

         (B) Notice of Default. Promptly upon any of the chief executive officer, chief operating officer, chief financial officer, treasurer or controller of Holdings obtaining knowledge (i) of any condition or event which constitutes a Default or Unmatured Default, or becoming aware that any Lender or Administrative Agent has given any written notice with respect to a claimed Default or Unmatured Default under this Agreement, or (ii) that any Person has given any written notice to Holdings or any Subsidiary of Holdings or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 7.1(e), deliver to the Administrative Agent and the Lenders an Officer's Certificate specifying (a) the nature and period of existence of any such claimed default, Default, Unmatured Default, condition or event, (b) the notice given or action taken by such Person in connection therewith, and (c) what action Holdings has taken, is taking and proposes to take with respect thereto.

         (C) Lawsuits. (i) Promptly upon Holdings obtaining knowledge of the institution of, or written threat of, any action, suit, proceeding, governmental investigation or arbitration against or affecting Holdings or any of its Subsidiaries or any property of Holdings or any of its Subsidiaries not previously disclosed pursuant to Section 5.7, which action, suit, proceeding, governmental investigation or arbitration exposes, or in the case of multiple actions, suits, proceedings, governmental investigations or arbitrations arising out of the same general allegations or circumstances which expose, in Holdings' reasonable judgment, Holdings or any of its Subsidiaries to liability in an amount aggregating $1,000,000 or more (exclusive of claims covered by insurance policies of Holdings or any of its Subsidiaries unless the insurers of such claims have disclaimed coverage or reserved the right to disclaim coverage on such claims and exclusive of claims covered by the indemnity of a financially responsible indemnitor in favor of Holdings or any of its Subsidiaries (unless the indemnitor has disclaimed or reserved the right to disclaim coverage thereof)), give written notice thereof to the Administrative Agent on behalf of the Lenders and provide such other information as may be reasonably available to enable each Lender and the Administrative Agent and its counsel to evaluate such matters; and (ii) in addition to the requirements set forth in clause (i) of this Section 6.1(C), upon request of the Administrative Agent or the Required Lenders, promptly give written notice of the status of any action, suit, proceeding, governmental investigation or arbitration covered by a report delivered pursuant to clause (i) above and provide such other information as may be reasonably available to it that would not result in loss of any attorney-client privilege by disclosure to the Lenders to enable each Lender and the Administrative Agent and its counsel to evaluate such matters.

         (D) Insurance. As soon as practicable and in any event within one hundred twenty (120) days of the end of each fiscal year, deliver to the Administrative Agent and the Lenders (i) a report in form and substance reasonably satisfactory to the Administrative Agent and the Lenders outlining all material insurance coverage maintained as of the date of such report by Holdings and its Subsidiaries and the duration of such coverage and (ii) an insurance broker's statement that all premiums with respect to such coverage have been paid when due.

         (E) ERISA Notices. Deliver or cause to be delivered to the Administrative Agent and the Lenders, at Holdings' expense, the following information and notices as soon as reasonably possible, and in any event:

                  (i) (a) within ten (10) Business Days after any Borrower obtains knowledge that a Termination Event has occurred, a written statement of the chief financial officer of Holdings describing such Termination Event and the action, if any, which Holdings has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto and (b) within ten (10) Business Days after any member of the Controlled Group obtains knowledge that a Termination Event has occurred which could reasonably be expected to subject Holdings to liability in excess of $250,000, a written statement of the chief financial officer of Holdings describing such Termination Event and the action, if any, which the member of the Controlled Group has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto;

                  (ii) within ten (10) Business Days after Holdings or any of its Subsidiaries obtains knowledge that a prohibited transaction (defined in Sections 406 of ERISA and Section 4975 of the Code) has occurred, a statement of the chief financial officer of Holdings describing such transaction and the action which Holdings or such Subsidiary has taken, is taking or proposes to take with respect thereto;

                  (iii) within ten (10) Business Days after any material increase in the benefits of any existing Plan or the establishment of any new Benefit Plan or the commencement of, or obligation to commence, contributions to any Benefit Plan or Multiemployer Plan to which Holdings or any member of the Controlled Group was not previously contributing, notification of such increase, establishment, commencement or obligation to commence and the amount of such contributions;

                  (iv) within ten (10) Business Days after Holdings or any of its Subsidiaries receives notice of any unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code, copies of each such letter;

                  (v) within thirty (30) Business Days after the establishment of any Foreign Employee Benefit Plan or the commencement of, or obligation to commence, contributions to any Foreign Employee Benefit Plan to which Holdings or any Subsidiary was not previously contributing, notification of such establishment, commencement or obligation to commence and the amount of such contributions;

                  (vi) within ten (10) Business Days after the filing thereof with the IRS, a copy of each funding waiver request filed with respect to any Benefit Plan and all communications received by Holdings or a member of the Controlled Group with respect to such request;

                  (vii) within ten (10) Business Days after receipt by Holdings or any member of the Controlled Group of the PBGC's intention to terminate a Benefit Plan or to have a trustee appointed to administer a Benefit Plan, copies of each such notice;

                  (viii) within ten (10) Business Days after receipt by Holdings or any member of the Controlled Group of a notice from a Multiemployer Plan regarding the imposition of withdrawal liability, copies of each such notice;

                  (ix) within ten (10) Business Days after Holdings or any member of the Controlled Group fails to make a required installment or any other required payment under Section 412 of the Internal Revenue Code on or before the due date for such installment or payment, a notification of such failure; and

                  (x) within ten (10) Business Days after Holdings or any member of the Controlled Group knows or has reason to know that (a) a Multiemployer Plan has been terminated, (b) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (c) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan.

For purposes of this Section 6.1(E), Holdings, any of its Subsidiaries and any member of the Controlled Group shall be deemed to know all facts known by the Administrator of any Plan of which the Borrower or any member of the Controlled Group or such Subsidiary is the plan sponsor.

         (F) Labor Matters. Notify the Administrative Agent and the Lenders in writing, promptly upon Holdings' or any of its Subsidiaries' learning thereof, of (i) any labor dispute to which Holdings or any of its Subsidiaries may become a party, including, without limitation, any strikes, lockouts or other disputes relating to such Persons' plants and other facilities and (ii) any Worker Adjustment and Retraining Notification Act liability incurred with respect to the closing of any plant or other facility of Holdings or any of its Subsidiaries where, in the case of (i) or (ii), such is reasonably likely to have a Material Adverse Effect.

         (G) Other Indebtedness. Deliver to the Administrative Agent (i) a copy of each regular report, notice or communication regarding potential or actual defaults (including any accompanying officers' certificate) delivered by or on behalf of Holdings to the holders of Indebtedness for money borrowed pursuant to the terms of the agreements governing such Indebtedness, such delivery to be made at the same time and by the same means as such notice or other communication is delivered to such holders, and (ii) a copy of each notice or other communication received by Holdings from the holders of Indebtedness for money borrowed pursuant to the terms of such Indebtedness, such delivery to be made promptly after such notice or other communication is received by Holdings.

         (H) Other Reports. Deliver or cause to be delivered to the Administrative Agent and the Lenders copies of all financial statements, reports and notices, if any, sent or made available generally by Holdings to owners of ownership, membership or other equity interests in Holdings or filed with the Commission by Holdings, all press releases made available generally by Holdings or any of Holdings' Subsidiaries to the public concerning material developments in the business of Holdings or any such Subsidiary and all notifications received from the Commission by Holdings or its Subsidiaries pursuant to the Securities Exchange Act and the rules promulgated thereunder.

         (I) Environmental Notices. As soon as possible and in any event within ten (10) days after receipt by Holdings or any of its Subsidiaries, a copy of
(i) any notice or claim to the effect that Holdings or any of its Subsidiaries is or may be liable to any Person as a result of the Release by Holdings, any of its Subsidiaries, or any other Person of any Contaminant into the environment, and (ii) any notice alleging any violation of any Environmental, Health or Safety Requirements of Law by Holdings or any of its Subsidiaries if, in either case, such notice or claim relates to an event which could reasonably be expected to subject Holdings or any of its Subsidiaries to liability in excess of $500,000.

         (J) Borrowing Base Certificate. As soon as practicable, and in any event within thirty (30) days after the close of each calendar month (and more often if requested by the Administrative Agent, the Documentation and Collateral Agent or the Required Lenders but no more often than once weekly for so long as no Default has occurred and is continuing), Holdings shall provide the Administrative Agent, the Documentation and Collateral Agent and the Lenders with a Borrowing Base Certificate, together with such supporting documents as the Administrative Agent or the Documentation and Collateral Agent deems desirable, all certified as being true and correct by the chief financial officer or treasurer of Holdings. Holdings may update the Borrowing Base Certificate and supporting documents more frequently than monthly and the most recently delivered Borrowing Base Certificate shall be the applicable Borrowing Base Certificate for purposes of determining the Borrowing Base at any time.

         (K) Other Information. Promptly upon receiving a request therefor from the Administrative Agent, prepare and deliver to the Administrative Agent and the Lenders such other information with respect to Holdings, any of its Subsidiaries, or the Collateral, including, without limitation, schedules identifying and describing the Collateral and any dispositions thereof or any Asset Sale (and the use of the Net Cash Proceeds thereof), as from time to time may be reasonably requested by the Administrative Agent or the Documentation and Collateral Agent.

         6.2  Affirmative Covenants.

         (A) Existence, Etc. Holdings shall, and shall cause each of its Subsidiaries to, at all times maintain its existence and preserve and keep, or cause to be preserved and kept, in full force and effect its rights and franchises material to its businesses except that any Subsidiary of Holdings may merge with or liquidate into Holdings or any other Subsidiary of Holdings, provided that the surviving entity expressly assumes any liabilities, if any, of either of such Subsidiaries with respect to the Obligations pursuant to an assumption agreement reasonably satisfactory to the Administrative Agent and provided further that the consolidated net worth of the surviving corporation is not less than the consolidated net worth of the Subsidiary with any liability with respect to the Obligations immediately prior to such merger and any limited liability company other than Holdings can elect to terminate its existence and Holdings can merge or liquidate into a corporation that expressly assumes Holdings' liabilities with respect to the Obligations pursuant to an assumption agreement reasonably satisfactory to the Administrative Agent provided the consolidated net worth of such corporation following such merger is not less than the consolidated net worth of Holdings immediately prior to such merger.

         (B) Powers. Holdings shall, and shall cause each of its Subsidiaries to qualify and remain qualified to do business in each jurisdiction in which the nature of its business requires it to be so qualified and where the failure to be so qualified will have or is reasonably likely to have a Material Adverse Effect.

         (C) Compliance with Laws, Etc. Holdings shall, and shall cause its Subsidiaries to, (a) comply with all Requirements of Law and all restrictive covenants affecting such Person or the business, properties, assets or operations of such Person, and (b) obtain as needed all Permits necessary for its operations and maintain such Permits in good standing unless failure to comply or obtain could not reasonably be anticipated to have a Material Adverse Effect.

         (D) Payment of Taxes and Claims; Tax Consolidation. Holdings shall pay, and cause each of its Subsidiaries to pay, (i) all taxes, assessments and other governmental charges imposed upon it or on any of its properties or assets or in respect of any of its franchises, business, income or property before any penalty or interest accrues thereon, and (ii) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a Lien (other than a Lien permitted by Section 6.3(C)) upon any of Holdings' or such Subsidiary's property or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, however, that no such taxes, assessments and governmental charges referred to in clause (i) above or claims referred to in clause (ii) above (and interest, penalties or fines relating thereto) need be paid if being contested in good faith by appropriate proceedings diligently instituted and conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with Agreement Accounting Principles shall have been made therefor. Holdings will not permit any of its Subsidiaries to file or consent to the filing of any consolidated income tax return with any Person other than Holdings or any of its Subsidiaries.

         (E) Insurance. Holdings shall maintain for itself and its Subsidiaries, or shall cause each of its Subsidiaries to maintain in full force and effect the insurance policies and programs listed on Schedule 5.17 to this Agreement or substantially similar policies and programs or other policies and programs as reflect coverage that is reasonably consistent with prudent industry practice. Holdings shall deliver to the Administrative Agent endorsements (y) to all "All Risk" physical damage insurance policies on all of the Borrowers' tangible real and personal property and assets and business interruption insurance policies naming the Documentation and Collateral Agent loss payee, and (z) to all general liability and other liability policies naming the Administrative Agent an additional insured. In the event Holdings, at any time or times hereafter shall fail to obtain or maintain any of the policies or insurance required herein or to pay any premium in whole or in part relating thereto, then the Administrative Agent, without waiving or releasing any obligations or resulting Default hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which the Administrative Agent deems advisable. All sums so disbursed by the Administrative Agent shall constitute part of the Obligations, payable as provided in this Agreement.

         (F) Inspection of Property; Books and Records; Discussions. Holdings shall permit, and cause each of Holdings' Subsidiaries to permit, any authorized representative(s) designated by either the Administrative Agent or any Lender to visit and inspect any of the properties of Holdings or any of its Subsidiaries, to examine, audit, check and make copies of their respective financial and accounting records, books, journals, orders, receipts and any correspondence and other data relating to their respective businesses or the transactions contemplated hereby and by the Valley Acquisition (including, without limitation, in connection with environmental compliance, hazard or liability), and to discuss their affairs, finances and accounts with their officers and independent certified public accountants, all upon reasonable notice and at such reasonable times during normal business hours, as often as may be reasonably requested; provided, the Administrative Agent and the Lenders shall not retain independent accountants to conduct an accounting audit pursuant to the provisions of this Section unless a Default or Unmatured Default shall have occurred and be continuing. Holdings shall keep and maintain, and cause each of Holdings' Subsidiaries to keep and maintain, in all material respects, proper books of record and account in which entries in conformity with Agreement Accounting Principles shall be made of all dealings and transactions in relation to their respective businesses and activities, including, without limitation, transactions and other dealings with respect to the Collateral. If a Default has occurred and is continuing, Holdings, upon the Administrative Agent's request, shall turn over any such records to the Administrative Agent or its representatives.

         (G) Insurance and Condemnation Proceeds. Holdings directs (and, if applicable, shall cause its Subsidiaries to direct) all insurers under policies of property damage, boiler and machinery and business interruption insurance and payors of any condemnation claim or award relating to the property to pay all proceeds payable under such policies or with respect to such claim or award for any loss with respect to the Collateral directly to the Documentation and Collateral Agent, for the benefit of the Documentation and Collateral Agent and the Holders of the Secured Obligations; provided, however, in the event that such proceeds or award are less than $100,000 ("EXCLUDED PROCEEDS"), unless a Default shall have occurred and be continuing, the Documentation and Collateral Agent shall remit such Excluded Proceeds to Holdings. Each such policy shall contain a long-form loss-payable endorsement naming the Documentation and Collateral Agent as loss payee, which endorsement shall be in form and substance acceptable to the Documentation and Collateral Agent. The Documentation and Collateral Agent shall, upon receipt of such proceeds (other than Excluded Proceeds) and at Holdings' direction, either remit such proceeds to the Administrative Agent which will apply the same to the principal amount of the Revolving Loans outstanding at the time of such receipt and create a corresponding reserve against Revolving Credit Availability in an amount equal to such application (the "INSURANCE RESERVE") or hold them as cash collateral for the Obligations. For up to 180 days from the date of any loss (the "DECISION PERIOD"), Holdings may notify the Documentation and Collateral Agent that it intends to restore, rebuild or replace the property subject to any insurance payment or condemnation award and shall, as soon as practicable thereafter, provide the Documentation and Collateral Agent detailed information, including a construction schedule and cost estimates. Should a Default occur at any time during the Decision Period, should Holdings notify the Documentation and Collateral Agent that it has decided not to rebuild or replace such property during the Decision Period, or should Holdings fail to notify the Documentation and Collateral Agent of Holdings' decision during the Decision Period, then the amounts held as cash collateral pursuant to this Section 6.2(G) or as the Insurance Reserve shall, at the option of the Required Lenders, be applied as a mandatory prepayment of the Term Loans pursuant to Section 2.5(B). Proceeds held as cash collateral pursuant to this Section 6.2(G) or constituting the Insurance Reserve shall be disbursed as payments for restoration, rebuilding or replacement of such property as such amounts become due; provided, however, should a Default occur after Holdings has notified the Documentation and Collateral Agent that it intends to rebuild or replace the property, the Insurance Reserve or amounts held as cash collateral may, or shall, upon the Required Lenders' direction, be applied as a mandatory prepayment of the Term Loans pursuant to Section 2.5(B). In the event the Insurance Reserve is to be applied as a mandatory prepayment to the Term Loans, Holdings shall be deemed to have requested Revolving Loans in an amount equal to the Insurance Reserve, and such Loans shall be made regardless of any failure of Holdings to meet the conditions precedent set forth in Article IV. Upon completion of the restoration, rebuilding or replacement of such property, the unused proceeds shall constitute Net Cash Proceeds of an Asset Sale and shall be applied as a mandatory prepayment of the Term Loans pursuant to Section 2.5(B). Proceeds of insurance with respect to non-U.S. assets will be applied only to Loans made to a non-U.S. Borrower.

         (H) ERISA Compliance. Holdings shall, and shall cause each of Holdings' U.S. Subsidiaries to, establish, maintain and operate all Plans to comply in all material respects with the provisions of ERISA, the Code, all other applicable laws, and the regulations and interpretations thereunder and the respective requirements of the governing documents for such Plans.

         (I) Maintenance of Property. Holdings shall cause all property used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in adequate condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of Holdings may be necessary so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section 6.2(I) shall prevent Holdings from discontinuing the operation or maintenance of any of such property if such discontinuance is, in the judgment of Holdings, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Administrative Agent or the Lenders.

         (J) Environmental Compliance. Holdings and its Subsidiaries shall comply with all Environmental, Health or Safety Requirements of Law, except where noncompliance will not have or is not reasonably likely to subject Holdings and its Subsidiaries to liability, individually or in the aggregate, in excess of $500,000 (excluding amounts covered by indemnity claims that are not in dispute).

         (K) Use of Proceeds. Holdings shall use the proceeds of the Loans to effect the Valley Acquisition, to pay Transaction Costs, and to provide funds for the working capital needs and other general corporate purposes of the Borrowers and to repay outstanding Indebtedness. Holdings will not, nor will it permit any Subsidiary to, use any of the proceeds of the Loans to purchase or carry any "Margin Stock" or to make any Acquisition, other than the Valley Acquisition and any Permitted Acquisition pursuant to Section 6.3(G).

         (L) Interest Rate Agreements. Within one hundred eighty (180) days after the Effective Date, Holdings shall enter or AAS or Valley shall have entered into, and shall thereafter maintain, Interest Rate Agreements on terms and with counterparties determined by Holdings and reasonably acceptable to the Administrative Agent. In the event a Lender elects to enter into any Interest Rate Agreement with Holdings, the obligations of Holdings with respect to such Interest Rate Agreement shall be Secured Obligations secured by the Collateral.

         (M) High Yield Offering. On or before December 31, 1997, Holdings either (i) will effect an offering of Subordinated Notes in an aggregate principal amount of not less than $100,000,000 pursuant to the High Yield Note Agreement which shall contain terms, including, without limitation, terms with respect to amount, maturity, amortization, interest rate, premiums, fees, redemption, covenants, subordination terms, events of default and remedies satisfactory to the Lenders or (ii) will have raised an additional $20,000,000 in net proceeds through the issuance of additional Subordinated Notes pursuant to the Supplemental Subordinated Note Agreement which shall contain terms, including, without limitation, terms with respect to amount, maturity, amortization, interest rate, premiums, fees, redemption, covenants, subordination terms, events of default and remedies substantially identical to those in the Subordinated Note Agreement or otherwise satisfactory to the Required Lenders.

         (N) Foreign Employee Benefit Compliance. Holdings shall, and shall cause each of its Subsidiaries and ERISA Affiliates to, establish, maintain and operate all Foreign Employee Benefit Plans to comply in all material respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such Plans, except for failures to comply which, in the aggregate, would not result in a material obligation to pay money.

         6.3  Negative Covenants.

         (A) Indebtedness. Neither Holdings nor any of its Subsidiaries shall directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:

                  (a) the Obligations;

                  (b) the Transaction Costs;

                  (c) Permitted Existing Indebtedness, and any extension, renewal, refunding or refinancing thereof, provided that any such extension, renewal, refunding or refinancing is in an aggregate principal amount not greater than the principal amount of and interest, fees and expenses accrued on, such Permitted Existing Indebtedness outstanding at the time thereof and is on terms (including, without limitation, maturity, amortization, interest rate, premiums, fees, covenants, events of default, and remedies) not materially less favorable to the obligor or materially adverse to the Lenders than the terms of such Permitted Existing Indebtedness;

                  (d) Indebtedness evidenced by the Subordinated Notes, but not any increase in the principal amount thereof or interest rate or fees applicable thereto and not any refinancing or refunding thereof, in whole or in part, unless (i) any such refinancing is in an aggregate principal amount not greater than the principal amount of and interest, fees and expenses accrued on, such Subordinated Notes outstanding at the time thereof; (ii) the terms of such refinancing or refunding, including, without limitation, with respect to amount, maturity, amortization, interest rate, premiums, fees, covenants, subordination terms, events of default and remedies have been disclosed in writing to the Administrative Agent and the Lenders not later than fifteen (15) Business Days prior to the date of the proposed refinancing and (iii) neither the Administrative Agent nor the Required Lenders shall have informed Holdings within ten (10) Business Days of the receipt of the written terms of such proposed refinancing, that, in their reasonable judgment, such refinancing or refunding is materially less favorable to Holdings or adverse to the interests of the

         Lenders, including, without limitation, with respect to amount, maturity, amortization, interest rate, premiums, fees, covenants, subordination terms, events of default and remedies;

                  (e) Indebtedness evidenced by the Seller Note but not any increase in the principal amount thereof or interest rate or fees applicable thereto and not any refinancing or refunding thereof, in whole or in part;

                  (f) Indebtedness arising from intercompany loans from (1) Holdings or any Subsidiary of Holdings to any Borrower, or (2) any Subsidiary that is not a Borrower to any other Subsidiary or (3) Brink or Brink International to any Subsidiary of Brink or Brink International provided the aggregate amount of all Indebtedness of such Subsidiaries of Brink or Brink International to Brink or Brink International does not exceed in the aggregate the sum of $12,000,000 or the Equivalent Amount thereof, and provided further that all such Indebtedness is evidenced by notes (or other evidence of indebtedness acceptable to the Documentation and Collateral Agent) which are pledged to the Documentation and Collateral Agent, (it being understood that notes and debt obligations pledged by non-U.S. Subsidiaries will secure payment only of Advances made to non-U.S.
         Subsidiaries);

                  (g) Indebtedness in respect of Interest Rate Agreements permitted under Section 6.3(R);

                  (h) Indebtedness with respect to warranties and indemnities made under any agreements for Asset Sales permitted under Section 6.3(B);

                  (i) secured or unsecured purchase money Indebtedness (including Capitalized Leases) incurred by Holdings or any of its Subsidiaries after the Closing Date to finance the acquisition of fixed assets, if (1) at the time of such incurrence, no Default or Unmatured Default has occurred and is continuing or would result from such incurrence, (2) such Indebtedness has a scheduled maturity and is not due on demand, (3) such Indebtedness does not exceed in the aggregate outstanding at any time $4,000,000, and (4) any Lien securing such Indebtedness is permitted under Section 6.3(C) (such Indebtedness being referred to herein as "PERMITTED PURCHASE MONEY INDEBTEDNESS");

                  (j) Indebtedness with respect to surety, appeal and performance bonds obtained by Holdings or any of its Subsidiaries in the ordinary course of business;

                  (k) Indebtedness constituting Contingent Obligations permitted by Section 6.3(E);

                  (l) unsecured Indebtedness and other liabilities incurred in the ordinary course of business and consistent with past practice, but not incurred through the borrowing of money or the obtaining of credit (other than customary trade terms); and

                  (m) Indebtedness incurred by AAS Canada on or after July 2, 1997 in an amount not to exceed Twenty Four Million Canadian Dollars (C$24,000,000.00) to purchase certain assets pursuant to the Bell Purchase Agreement, to effect the Nomadic Sports Purchase and to provide for the working capital needs of AAS Canada.

         (B) Sales of Assets. Neither Holdings nor any of its Subsidiaries shall sell, assign, transfer, lease, convey or otherwise dispose of any property, whether now owned or hereafter acquired, or any income or profits therefrom, or enter into any agreement to do so, except:

                  (i)  sales of Inventory in the ordinary course of business;

                  (ii) the disposition of obsolete equipment in the ordinary course of business;

                  (iii) subject to compliance in connection therewith with the terms of Section 2.5(B), sales, assignments, transfers, leases, conveyances or other dispositions of other assets if such transaction
         (a) is for all cash consideration with respect to any Collateral which is sold, (b) is for not less than fair market value, and (c) when combined with all such other sales, assignments, transfers, conveyances or other dispositions in the immediately preceding twelve-month period represents the disposition of not greater than ten percent (10.0%) of Holdings' consolidated (y) tangible assets or (z) revenues;

                  (iv) subject to compliance in connection therewith with the terms of Section 2.5(B) and Section 6.2(G), non-consensual dispositions of property resulting from casualty damage (provided the loss is covered by insurance in accordance with the provisions of Section 6.2(E)) or condemnation; and

                  (v)  Excluded Transfers.

         (C) Liens. Neither Holdings nor any of its Subsidiaries shall directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any of their respective property or assets except:

                  (i)  Liens created by the Loan Documents;

                  (ii)  Permitted Existing Liens;

                  (iii)  Customary Permitted Liens;

                  (iv) Liens to secure Indebtedness permitted pursuant to
         Section 6.3(A)(f);

                  (v) purchase money Liens (including the interest of a lessor under a Capitalized Lease and Liens to which any property is subject at the time of the acquisition thereof by Holdings or one of its Subsidiaries) securing Permitted Purchase Money Indebtedness; provided that such Liens shall not apply to any property of Holdings or its Subsidiaries other than that purchased or subject to such Capitalized Lease; and

                  (vi) Liens to secure Indebtedness permitted pursuant to
         Section 6.3(A)(m).

In addition, neither Holdings nor any or its Subsidiaries (other than AAS Canada) shall become a party to any agreement, note, indenture or other instrument, or take any other action, which would prohibit the creation of a Lien on any of its properties or other assets in favor of the Administrative Agent for the benefit of itself and the Holders of Secured Obligations, as additional collateral for the Obligations; provided that any agreement, note, indenture or other instrument in connection with Permitted Purchase Money Indebtedness (including Leases) may prohibit the creation of a Lien in favor of the Administrative Agent for the benefit of itself and the Holders of the Secured Obligations on the items of property obtained with the proceeds of such Permitted Purchase Money Indebtedness.

         (D) Investments. Except to the extent permitted pursuant to paragraph
(G) below, neither Holdings nor any of its Subsidiaries shall directly or indirectly make or own any Investment except:

                  (i)  Investments in Cash Equivalents;

                  (ii) Permitted Existing Investments in an amount not greater than the amount thereof on the Effective Date;

                  (iii) Investments received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (iv) Investments consisting of deposit accounts maintained by AAS or Valley in connection with their cash management systems provided funds deposited in such deposit accounts are regularly transferred to concentration accounts maintained, as of the date of this Agreement with the Documentation and Collateral Agent, or such other concentration account as is established with the consent of the Administrative Agent;

                  (v) Investments consisting of deposit accounts maintained by AAS Canada, or Brink International or Brink or any other Subsidiaries of Brink International;

                  (vi) Investments made prior to the occurrence of a Default or Unmatured Default in third parties or joint ventures consisting of manufacturing operations in a related line of business to that of AAS and which can provide manufacturing support to AAS ("DESIGNATED INVESTMENTS"), provided the aggregate amount of Designated Investments after the date hereof do not exceed $5,000,000 and treating such Designated Investment as capital expenditures, after making such Investments, AAS is in full compliance with the Terms of Section 6.4;

                  (vii) Investments made by Holdings in Brink Acquisition prior to January 31, 1997 and in Brink International, by Brink Acquisition in Brink and its Subsidiaries and in Brink International and Investments made prior to January 31, 1997 by Brink International in Brink and its Subsidiaries;

                  (viii) Investments with respect to Indebtedness permitted pursuant to Section 6.3(A)(f);

                  (ix) Investments with any other Persons which do not exceed $50,000 in the aggregate at any time;

                  (x) Investments by AAS Canada effected pursuant to the Bell Purchase Agreement; and

                  (xi) Investments in AAS Canada in an aggregate amount not to exceed C$2,500,000.

         (E) Contingent Obligations. Neither Holdings nor any of its Subsidiaries shall directly or indirectly create or become or be liable with respect to any Contingent Obligation, except: (i) recourse obligations resulting from endorsement of negotiable instruments for collection in the ordinary course of business; (ii) Permitted Existing Contingent Obligations and any extensions, renewals or replacements thereof, provided that any such extension, renewal or replacement is not greater than the Indebtedness under, and shall be on terms no less favorable to Holdings or such Subsidiary than the terms of, the Permitted Existing Contingent Obligation being extended, renewed or replaced; (iii) obligations, warranties, and indemnities, not relating to Indebtedness of any Person, which have been or are undertaken or made in the ordinary course of business and not for the benefit of or in favor of an Affiliate of Holdings or such Subsidiary; (iv) Contingent Obligations arising under the Transaction Documents; (v) Contingent Obligations of Holdings or any of its Subsidiaries with respect to any Indebtedness permitted by this Agreement, (vi) additional Contingent Obligations which do not exceed $500,000 in the aggregate at any time; (vii) Contingent Obligations with respect to surety, appeal and performance bonds obtained by borrower or any subsidiary in the ordinary course of business; (viii) guaranties by Holdings and AAS of Indebtedness incurred by AAS Canada to the Canadian Lenders to finance the purchase pursuant to the Bell Purchase Agreement and any earnout or contingent purchase price payments assumed pursuant to the Bell Purchase Agreement, to finance the Nomadic Sports Purchase and to provide for the working capital needs of AAS Canada; and (ix) earnout or contingent purchase price obligations assumed by AAS Canada pursuant to the Bell Purchase Agreement in an aggregate amount not to exceed C$2,500,000.

         (F) Restricted Junior Payments. Neither Holdings nor any of its Subsidiaries shall declare or make any Restricted Junior Payment, except:

                  (i) Tax Distributions made sufficiently in advance to permit the members of AAS, Valley or Holdings to pay (or if a flow-through entity, to permit the party liable with respect thereto to pay) their respective Income Tax Liabilities at the time they are obligated to make such payments in respect thereof to the relevant Governmental Authorities;

                  (ii) scheduled payments of interest, fees or expenses, if any, due on the Subordinated Indebtedness permitted under Section 6.3(A)(d) and Section 6.3(A)(e) unless such payments are prohibited by the terms of such Indebtedness;

                  (iii) payments of Permitted Subordinated Indebtedness from the proceeds of Indebtedness incurred pursuant to Section 6.3(A)(d) to refinance such Permitted Subordinated Indebtedness;

                  (iv) payments made in connection with the repurchase of membership, ownership or other equity interests in Holdings or any of its Subsidiaries from any Person in connection with the termination (voluntarily or involuntarily) of such Person's employment with Holdings or any of its Subsidiaries which, in the aggregate, exceed the aggregate amount received by Holdings or any of its Subsidiaries from the resale or reissuance of such interests by not more than $300,000;

                  (v) payments of customary and reasonable fees and expense reimbursements to members of the board of managers or directors of Holdings and any Borrower in an aggregate amount not to exceed $100,000 in any 12-month period;

                  (vi) management, consulting, advisory or other similar fees to
         F. Alan Smith and/or Barry Banducci in the amounts required to be paid pursuant to the Consulting Agreements dated as of the Closing Date between AAS and F. Alan Smith and Barry R. Banducci, respectively, in an aggregate amount not to exceed $290,000 in any 12-month period; and

                  (vii) Restricted Junior Payments made by any Subsidiary of Holdings to Holdings or any other Subsidiary of Holdings except that no Subsidiary that is a Borrower or an

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
         obligor on a Guaranty shall make any Restricted Junior Payment to a Subsidiary of Holdings that is not a Borrower or an obligor on a Guaranty.

provided, however, that the Restricted Junior Payments described in clause (iv) above shall not be permitted if either a Default or an Unmatured Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom and further provided that the Restricted Junior Payments described in clause (vi) above shall not be permitted if either a Default or an Unmatured Default under Section 7.1(a) or an "Event of Default" (as defined in the Subordinated Note Agreement) under Section 9.01(a) of the Subordinated Note Agreement shall have occurred and be continuing at the date of declaration or payment thereof, provided that after any such default is cured or waived in writing and all amounts then due or owing to the Lenders and/or the holder of the Subordinated Indebtedness have been paid in full, AAS, Valley or Holdings may make the payments which, but for such default, AAS, Valley or Holdings would have been permitted to make.

         (G) Conduct of Business; Subsidiaries; Acquisitions. Neither Holdings nor any of its Subsidiaries shall engage in any business other than the businesses engaged in by them on the date hereof and any business or activities which are substantially similar, related or incidental thereto. Holdings shall not engage, either directly or indirectly (except through its Subsidiaries) in any operating business enterprise but shall solely own ownership, membership or other equity interests in its Subsidiaries. Holdings shall not and shall not permit any of its Subsidiaries to create, capitalize or acquire any Subsidiary after the date hereof except (i) Excluded Transfers, (ii) the reorganization of certain French Subsidiaries and (iii) AAS Canada. Neither Holdings nor any of its Subsidiaries shall enter into any transaction or series of transactions (other than Excluded Transfers) in which it acquires all or any significant portion of the assets of another Person unless such purchase meets the following requirements (each such purchase constituting a "PERMITTED ACQUISITION") except for AAS Canada:

                  (1) no Default or Unmatured Default shall have occurred and be continuing or would result from such transaction or transactions or the incurrence of any Indebtedness in connection therewith;

                  (2) prior to each such purchase, Holdings shall deliver to the Administrative Agent and the Lenders a certificate from one of Holdings' Authorized Officers demonstrating to the satisfaction of the Administrative Agent and the Required Lenders that after giving effect to such transaction or transactions and the incurrence of any Indebtedness permitted by Section 6.3(A) in connection therewith on a pro forma basis as if such acquisition and such incurrence of Indebtedness had occurred on the first day of the twelve-month period ending on the last day of Holdings' most recently completed fiscal quarter, Holdings would have been in compliance with all provisions of
         Section 6.4 at all times during such twelve-month period; and

                  (3) effective as of the date of each such purchase (taking into account the effect of such purchase and any indebtedness incurred in connection therewith), Holdings shall deliver to the Administrative Agent a Borrowing Base Certificate, which Borrowing Base Certificate shall demonstrate that Revolving Credit Availability shall not be less than $5,000,000; and

                  (4) the purchase is consummated pursuant to a negotiated acquisition agreement on a non-hostile basis and involves the purchase of a business line similar, related or incidental to that of the Borrowers' as of the Effective Date; and

                  (5) the aggregate purchase price (including assumed liabilities) in connection with all such transactions from and after the Effective Date shall not exceed:

                           (A) $10,000,000 provided the sources for such
                  purchases are from Net Cash Proceeds resulting from the issuance, sale, conveyance, disposition or other transfer by Holdings or one of the other Borrowers of any Capital Stock of or ownership, membership or other equity interests in such Person; and

                           (B) $2,000,000 if the sources for such purchases are
                  other than as set forth in clause (A) above.

The acquisitions pursuant to the Bell Purchase Agreement and the Nomadic Sports Purchase shall each be deemed to be Permitted Acquisitions.

         (H) Transactions with Shareholders and Affiliates. Neither Holdings nor any of its Subsidiaries shall directly or indirectly (i) except as permitted in
Section 6.3(F), pay any management fees or other similar fees or compensation to Chase Capital Partners, Management or any other holder or holders of ownership, membership or other equity interests in any of the Borrowers, other than wages, salaries and bonuses of employees who are also holders of ownership, membership or other equity interests in any of the Borrowers or Holdings in the ordinary course and consistent with past practices or (ii) enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder or holders of any ownership, membership or other equity interests in Holdings, or with any Affiliate of Holdings which is not its Subsidiary, on terms that are less favorable to Holdings or its Subsidiaries, as applicable, than those that might be obtained in an arm's length transaction at the time from Persons who are not such a holder or Affiliate.

         (I) Restriction on Fundamental Changes. Neither Holdings nor any of its Subsidiaries shall enter into any merger or consolidation, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or substantially all of Holdings' or any such Subsidiary's business or property, whether now or hereafter acquired, except transactions permitted under Sections 6.3(B) or 6.3(G) and except that any Subsidiary of Holdings may merge with or liquidate into Holdings or any other Subsidiary of Holdings, provided that the surviving entity expressly assumes any liabilities, if any, of either of such Subsidiaries with respect to the Obligations pursuant to an assumption agreement reasonably satisfactory to the Administrative Agent and provided further that the consolidated net worth of the surviving corporation is not less than the consolidated net worth of the Subsidiary with any liability with respect to the Obligations immediately prior to such merger and any limited liability company other than Holdings may terminate its existence and Holdings may merge or liquidate into a corporation provided such corporation expressly assumes the liabilities of Holdings with respect to the Obligations pursuant to an assumption agreement reasonably satisfactory to the Administrative Agent and the consolidated net worth of such corporation following such merger is not less than the consolidated net worth of Holdings immediately prior thereto.

         (J) Sales and Leasebacks. Neither Holdings nor any of its Subsidiaries shall become liable, directly, by assumption or by Contingent Obligation, with respect to any lease, whether an Operating Lease or a Capitalized Lease, of any property (whether real or personal or mixed) (i) which it or one of its Subsidiaries sold or transferred or is to sell or transfer to any other Person, or (ii) which it or one of its Subsidiaries intends to use for substantially the same purposes as any other property which has been or is to be sold or transferred by it or one of its Subsidiaries to any other Person in connection with such lease, unless in either case the sale involved is not prohibited under
Section 6.3(B) and the lease involved is not prohibited under Section 6.3(A).

         (K) Margin Regulations. Neither the Borrower nor any of its Subsidiaries, shall use all or any portion of the proceeds of any credit extended under this Agreement to purchase or carry Margin Stock.

         (L) ERISA. Holdings shall not (i) engage, or permit any of its Subsidiaries to engage, in any prohibited transaction described in Sections 406 of ERISA or 4975 of the Code for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the DOL;

                  (ii) permit to exist any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the Internal Revenue Code), with respect to any Benefit Plan, whether or not waived;

                  (iii) fail, or permit any Controlled Group member to fail, to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Benefit Plan;

                  (iv) terminate, or permit any Controlled Group member to terminate, any Benefit Plan which would result in any liability of Holdings or any Controlled Group member under Title IV of ERISA;

                  (v) fail to make any contribution or payment to any Multiemployer Plan which Holdings or any Controlled Group member may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto;

                  (vi) fail, or permit any Controlled Group member to fail, to pay any required installment or any other payment required under
         Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment; or

                  (vii) amend, or permit any Controlled Group member to amend, a Plan resulting in an increase in current liability for the plan year such that Holdings or any Controlled group member is required to provide security to such Plan under Section 401(a)(29) of the Code.

         (M) Issuance of Equity Interests. Neither Holdings nor any of its Subsidiaries shall issue any ownership, membership or other equity interests after the date of this Agreement other than issuance of equity interests by Subsidiaries of Holdings to Holdings or to a wholly-owned Subsidiary of Holdings; provided in each such case all mandatory prepayments required under
Section 2.5(B) are made and provided further that all such equity interests shall have been pledged to the Documentation and Collateral Agent for the benefit of itself and the Holders of Secured Obligations pursuant to pledge documentation in form and substance acceptable to the Documentation and Collateral Agent (unless such a pledge would have adverse tax consequences for Holdings).

         (N) Organizational Documents. Neither Holdings nor any of its Subsidiaries shall amend, modify or otherwise change any of the terms or provisions in any of their respective organizational documents as in effect on the date hereof in any manner adverse to the interests of the Lenders without the prior written consent of the Required Lenders.

         (O) Other Indebtedness. Neither Holdings nor any of its Subsidiaries shall amend, supplement or otherwise modify the terms of any Indebtedness (other than the Obligations) permitted under Section 6.3(A) except Indebtedness owed by a Borrower or Guarantor to a Borrower or Guarantor in any way that would be materially less advantageous to Holdings or such Subsidiary or materially adverse to the Lenders, including, without limitation, with respect to amount, maturity, amortization, interest rate, premiums, fees, covenants, events of default and remedies.

         (P) Fiscal Year. Neither Holdings nor any of its consolidated Subsidiaries shall change its fiscal year for accounting or tax purposes from a period consisting of the 12-month period ending on December 31 of each calendar year.

         (Q) Change of Deposit Accounts. Holdings shall not, and shall not permit any Subsidiary to, establish or maintain any deposit account with any bank or other financial institution other than

(i) those which have entered into a Collection Account Agreement in form and substance acceptable to the Documentation and Collateral Agent, (ii) in the case of AAS Canada, Brink International or Brink or other Subsidiaries of Brink International, those which have entered into arrangements acceptable to the Documentation and Collateral Agent and (iii) others where the aggregate balance does not exceed $500,000 in the aggregate.

         (R) Rate Hedging Obligations. Holdings shall not and shall not permit any of its Subsidiaries to enter into any interest rate, commodity or foreign currency exchange, swap, collar, cap or similar agreements other than interest rate, foreign currency or commodity exchange, swap, collar, cap, leveraged derivative or similar agreements entered into pursuant to Section 6.2(L) hereof or pursuant to which Holdings or any of its Subsidiaries have hedged its or their actual interest rate, foreign currency or commodity exposure (such hedging agreements are sometimes referred to herein as "INTEREST RATE AGREEMENTS").

         (S) Subordinated Indebtedness. Holdings shall not amend, supplement or modify the terms of any Permitted Subordinated Indebtedness, or make any payment required as a result of an amendment or change thereto. Except as permitted in
Section 6.3(F)(ii) or as required by Section 2.5(B)(ii)(d)(II), neither Holdings nor any of its Subsidiaries shall purchase, redeem, prepay (by set-off or otherwise), defease or repay any principal of, premium, if any, or other amount (other than interest) payable in respect of any Permitted Subordinated Indebtedness nor shall any of them prepay (by set-off or otherwise) any interest payable in respect of any Permitted Subordinated Indebtedness.

         6.4  Financial Covenants.  Holdings shall comply with the following:

         (A) Defined Terms for Financial Covenants. The following terms used in this Agreement shall have the following meanings (such meanings to be applicable, except to the extent otherwise indicated in a definition of a particular term, both to the singular and the plural forms of the terms defined):

         "CAPITAL EXPENDITURES" means, for any period, the aggregate of (i) all expenditures (whether paid in cash or accrued as liabilities and including Capitalized Leases and Permitted Purchase Money Indebtedness) by Holdings and its Subsidiaries during that period that, in conformity with Agreement Accounting Principles, are required to be included in or reflected by the property, plant, equipment or similar fixed asset accounts reflected in the consolidated balance sheet of Holdings and its Subsidiaries other than with respect to the acquisition of inventory in the ordinary course of business and
(ii) all Designated Investments during that period under Section 6.3(D)(v). No portion of the purchase of assets by AAS Canada pursuant to the Bell Purchase Agreement or the Nomadic Sports Purchase shall be deemed to be a Capital Expenditure.

         "CONSOLIDATED NET WORTH" shall mean, at a particular date, all amounts which would be included under owners' or members' equity for Holdings and its consolidated Subsidiaries determined in accordance with Agreement Accounting Principles, provided, however, (i) if Holdings issues Subordinated Notes pursuant to the High Yield Note Agreement, the effect of payments made to repurchase, redeem or cancel the warrants issued to the Holders of the Subordinated Notes issued pursuant to the Subordinated Note Agreement shall be excluded in calculating Holdings' Consolidated Net Worth and (ii) the effect of any adjustments in the cumulative foreign currency translation account of Holdings and its consolidated Subsidiaries shall be excluded in calculating Holdings' Consolidated Net Worth.

         "EBITDA" means, for any period, on a consolidated basis for Holdings and its consolidated Subsidiaries, the sum of the amounts for such period, without duplication, of (i) Net Income, plus (ii) Tax Distributions, plus (iii) charges against income for foreign income taxes or U.S. income taxes, plus (iv) Interest Expense, plus (v) depreciation expense, plus (vi) amortization expense, including, without limitation, amortization of goodwill and other intangible assets, plus (vii) other non-cash charges (including, without duplication, any effect of any write-up in the value of Inventory attributable to purchase accounting) in accordance with Agreement Accounting Principles, minus (viii) interest income, minus (ix) extraordinary gains (and any nonrecurring unusual gains arising in or outside of the ordinary course of business not included in extraordinary gains determined in accordance with Agreement Accounting Principles which have been included in the determination of Net Income).

         "INTEREST EXPENSE" means, for any period, the total interest expense of Holdings and its consolidated Subsidiaries, whether paid or accrued, but without duplication (including the interest component of Capitalized Leases), but excluding interest expense not payable in cash (including amortization of discount), all as determined in conformity with Agreement Accounting Principles.

         "NET INCOME" means, for any period, the net earnings (or loss) after taxes of Holdings and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with Agreement Accounting Principles minus an amount equal to Tax Distributions made for such period.

         "RENTALS" of a Person means the aggregate fixed amounts payable by such Person under any lease of real or personal property but does not include any amounts payable under Capitalized Leases of such Person.

         "SENIOR DEBT RATIO" shall mean the ratio of (i) the Indebtedness of Holdings and its consolidated Subsidiaries with respect to the Secured Obligations (other than Rate Hedging Obligations) to (ii) EBITDA. In each case, the Senior Debt Ratio shall be determined as of the last day of each fiscal quarter based upon, for Indebtedness, the outstanding principal balance of the Obligations of the Borrowers as of the last day of each such fiscal quarter and, for EBITDA, the actual amount of EBITDA of Holdings and its consolidated Subsidiaries for the four (4) fiscal quarter period ending on such day (provided, however, that (a) for the fiscal quarter ending September 30, 1997, the Senior Debt Ratio shall be calculated using EBITDA for Holdings and its consolidated Subsidiaries for such fiscal quarter multiplied by four (4),
(b) for the fiscal quarter period ending December 31, 1997, the Senior Debt Ratio shall be calculated using EBITDA for Holdings and its consolidated Subsidiaries for the two (2) fiscal quarters ending December 31, 1997 multiplied by two (2), and (c) for the fiscal quarter ending March 31, 1998, the Senior Debt Ratio shall be calculated using EBITDA for Holdings and its consolidated Subsidiaries for the three (3) fiscal quarters ending March 31, 1998 multiplied by four-thirds (4/3)).

         (B) Rentals. Holdings will not, nor will it permit any Subsidiary to, create, incur or suffer to exist obligations for Rentals in excess of $4,000,000 in any fiscal year of Holdings on a non-cumulative basis in the aggregate for Holdings and its Subsidiaries.

         (C) Fixed Charge Coverage Ratio. Holdings shall maintain a ratio ("FIXED CHARGE COVERAGE RATIO") of: (i) the sum of the amounts of (a) EBITDA, minus (b) Capital Expenditures (excluding Capital Expenditures to the extent (x) they are financed by third parties, (y) they are paid for with proceeds from Asset Sales or (z) they are paid for with insurance or condemnation proceeds) to
(ii) the sum of the amounts of (a) Interest Expense, plus (b) scheduled amortization of the principal portion of the Term Loans and scheduled amortization of the principal portion of all other Indebtedness of Holdings and its Subsidiaries during such period of at least:

                  (1) 1.25 to 1.00 for the fiscal quarter ending December 31, 1997;

                  (2) 1.30 to 1.00 for the fiscal quarter ending March 31, 1998;

                  (3) 1.35 to 1.00 for the fiscal quarter ending June 30, 1998;

                  (4) 1.40 to 1.00 for the fiscal quarter ending September 30, 1998; and

                  (5) 1.50 to 1.00 for each fiscal quarter thereafter until the Tranche B Term Loan Termination Date.

In each case the Fixed Charge Coverage Ratio shall be determined as of the last day of each fiscal quarter for the four-quarter period ending on such day (provided, however, that (a) for the fiscal quarter ending December 31, 1997, the Fixed Charge Coverage Ratio shall be calculated using (i) EBITDA, Capital Expenditures, Interest Expense and the scheduled principal amortization of Indebtedness of Holdings and its consolidated Subsidiaries for the fiscal quarter ended December 31, 1997, (b) for the fiscal quarter ending March 31, 1998, the Fixed Charge Coverage Ratio shall be calculated using (i) EBITDA, Capital Expenditures, Interest Expense and the scheduled principal amortization of Indebtedness of Holdings and its consolidated Subsidiaries for the two fiscal quarters ending March 31, 1998 and (c) for the fiscal quarter ending June 30, 1998, the Fixed Charge Coverage Ratio shall be calculated using (i) EBITDA, Capital Expenditures, Interest Expense and the scheduled principal amortization of Indebtedness of Holdings and its consolidated Subsidiaries for the three fiscal quarters ending June 30, 1998).

         (D) Minimum Consolidated Net Worth. Holdings shall not permit its Consolidated Net Worth at any time to be less than $14,000,000 plus seventy-five percent (75%) of Net Income from October 1, 1997 to the date of such calculation.

At the time the purchase accounting adjustments for the Valley Acquisition are finalized, the financial covenants in Section 6.4(D) will be amended in a credit neutral manner to reflect any difference between the actual purchase accounting adjustments and the purchase accounting adjustments projected as of the Effective Date.

         (E) Maximum Leverage Ratio. Holdings shall not permit the ratio ("LEVERAGE RATIO") of (i) the sum of (a) Indebtedness of Holdings and its consolidated Subsidiaries for borrowed money, including, without limitation, Indebtedness evidenced by the Subordinated Notes and Indebtedness evidenced by the Seller Note and (b) Capitalized Lease Obligations to (ii) EBITDA to be greater than the ratio set forth below at the end of the fiscal quarter ending on the corresponding date set forth below:

         PERIOD ENDING                               MAXIMUM LEVERAGE RATIO
         -------------                               ----------------------

         December 31, 1997                                    5.50 to 1.00

         March 31, 1998                                       5.25 to 1.00
         June 30, 1998                                        5.00 to 1.00
         September 30, 1998                                   4.75 to 1.00
         December 31, 1998                                    4.50 to 1.00

         March 31, 1999                                       4.50 to 1.00
         June 30, 1999                                        4.25 to 1.00
         September 30, 1999                                   4.25 to 1.00
         December 31, 1999                                    4.00 to 1.00

         March 31, 2000                                       4.00 to 1.00
         June 30, 2000                                        3.75 to 1.00
         September 30, 2000                                   3.75 to 1.00
         December 31, 2000                                    3.50 to 1.00
         and each quarter
         thereafter

The Leverage Ratio shall be calculated, in each case, determined as of the last day of each fiscal quarter based upon (A) for Indebtedness, Indebtedness as of the last day of each such fiscal quarter; and (B) for EBITDA, the actual amount for the four-quarter period ending on such day (provided, however, that (a) for the fiscal quarter ending December 31, 1997, the Leverage Ratio shall be calculated using EBITDA for Holdings and its consolidated Subsidiaries for the fiscal quarter ending on such date multiplied by four (4), (b) for the fiscal quarter ending March 31, 1998, the Leverage Ratio shall be calculated using EBITDA for Holdings and its consolidated Subsidiaries for the two fiscal quarter period ending March 31, 1998 multiplied by two (2), and (c) for the fiscal quarter ending June 30, 1998, the Leverage Ratio shall be calculated using EBITDA for Holdings and its consolidated Subsidiaries for the three fiscal quarter period ending June 30, 1998 multiplied by four-thirds (4/3).

         (F) Capital Expenditures. Holdings will not, nor will it permit any Subsidiary to, expend, or be committed to expend, for Capital Expenditures (excluding Capital Expenditures to the extent (x) they are financed by third parties, (y) they are paid for with proceeds from Asset Sales or (z) they are paid for with insurance or condemnation proceeds) during any one fiscal year in the aggregate for Holdings and its Subsidiaries in excess of $10,000,000 plus the difference, if positive, between the maximum aggregate amount of Capital Expenditures permitted to be expended in the immediately preceding fiscal year and the amount of Capital Expenditures actually expended in the immediately preceding fiscal year but only to the extent that such difference does not exceed $5,000,000.

ARTICLE VII:  DEFAULTS

         7.1 Defaults. Each of the following occurrences shall constitute a Default under this Agreement:

         (a) Failure to Make Payments When Due. Any Borrower shall (i) fail to pay when due any of the Obligations consisting of principal with respect to the Loans or (ii) shall fail to pay within three (3) Business Days of the date when due any of the other Obligations under this Agreement or the other Loan Documents.

         (b) Breach of Certain Covenants. Any Borrower shall fail duly and punctually to perform or observe any agreement, covenant or obligation binding on such Borrower under:

                  (i) Sections 6.1(C), 6.1(D), 6.1(E), 6.1(F), 6.1(G), 6.1(H),
         6.1(I), 6.1(K), 6.2(B), 6.2(C) or 6.2(F) and such failure shall continue unremedied for fifteen (15) days;

                  (ii) Section 6.1(A), 6.1(B) or 6.1(J) and such failure shall continue unremedied for five (5) Business Days; or

                  (iii) Section 6.3 or 6.4(B), 6.4(C), 6.4(D), 6.4(E) or 6.4(F).

         (c) Breach of Representation or Warranty. Any representation or warranty made or deemed made by any Borrower to the Administrative Agent or any Lender herein or by Holdings or any of its Subsidiaries in any of the other Loan Documents or in any statement or certificate at any time given by any such Person pursuant to any of the Loan Documents shall be false or misleading in any material respect on the date as of which made (or deemed made).

         (d) Other Defaults. Any Borrower shall default in the performance of or compliance with any term contained in this Agreement (other than as covered by paragraphs (a), (b) or (c) of this Section 7.1), or Holdings or any of its Subsidiaries shall default in the performance of or compliance with any term contained in any of the other Loan Documents, and such default shall continue for thirty (30) days after Holdings or any of its Subsidiaries knew of such default or should have known of such default exercising reasonable diligence, or Holdings or any of its Subsidiaries shall default on the performance of or compliance with any term contained in the Subordinated Note Agreement, the High Yield Note Agreement or the Supplemental Subordinated Note Agreement and such default shall continue for the applicable period of grace set forth therein.

         (e) Default as to Other Indebtedness. Any of Holdings or any of its Subsidiaries shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any Indebtedness (other than the Obligations) the outstanding principal amount of which Indebtedness is in excess of $500,000; or any breach, default or event of default shall occur, or any other condition shall exist under any instrument, agreement or indenture pertaining to any such Indebtedness, if the effect thereof is to cause an acceleration, mandatory redemption, a requirement that Holdings or any such Subsidiary offer to purchase such Indebtedness or other required repurchase of such Indebtedness, or permit the holder(s) of such Indebtedness to accelerate the maturity of any such Indebtedness or require a redemption or other repurchase of such Indebtedness; or any such Indebtedness shall be otherwise declared to be due and payable (by acceleration or otherwise) or required to be prepaid, redeemed or otherwise repurchased by Holdings or any of its Subsidiaries (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof.

         (f)  Involuntary Bankruptcy; Appointment of Receiver, Etc.

                  (i) An involuntary case shall be commenced against Holdings or any of its Subsidiaries and the petition shall not be dismissed, stayed, bonded or discharged within sixty (60) days after commencement of the case; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of Holdings or any of its Subsidiaries in an involuntary case, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state, local or foreign law.

                  (ii) A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Holdings or any of its Subsidiaries or over all or a substantial part of the property of Holdings or any of its Subsidiaries shall be entered; or an interim receiver, trustee or other custodian of Holdings or any of its Subsidiaries or of all or a



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

         substantial part of the property of Holdings or any of its Subsidiaries shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the property of Holdings or any of its Subsidiaries shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within sixty (60) days after entry, appointment or issuance.

         (g) Voluntary Bankruptcy; Appointment of Receiver, Etc. Holdings or any of its Subsidiaries shall (i) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (iii) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (iv) make any assignment for the benefit of creditors or (v) take any corporate, partnership or comparable action to authorize any of the foregoing.

         (h) Judgments and Attachments. Any money judgment(s) (other than a money judgment covered by insurance as to which the insurance company has not disclaimed or reserved the right to disclaim coverage), writ or warrant of attachment, or similar process against any of Holdings or any of its Subsidiaries or any of their respective assets involving in any single case or in the aggregate an amount in excess of $500,000 is (are) entered and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than fifteen (15) days prior to the date of any proposed sale thereunder.

         (i) Dissolution. Any order, judgment or decree shall be entered against Holdings or any of its Subsidiaries decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of sixty (60) days; or Holdings or any of its Subsidiaries shall otherwise dissolve or cease to exist except as specifically permitted by this Agreement unless the dissolving entity is a limited liability company which elects to continue its existence.

         (j) Loan Documents; Failure of Security. At any time, for any reason,
(i) any Loan Document as a whole that materially affects the ability of the Administrative Agent, Documentation and Collateral Agent, or any of the Lenders to enforce the Obligations or enforce their rights against the Collateral ceases to be in full force and effect or any of Holdings or any of its Subsidiaries party thereto seeks to repudiate its obligations thereunder and the Liens intended to be created thereby are, or any of Holdings or any such Subsidiary seeks to render such Liens, invalid and unperfected, or (ii) Liens on Collateral with a fair market value in excess of $500,000 in favor of the Administrative Agent contemplated by the Loan Documents shall, at any time, for any reason, be invalidated or otherwise cease to be in full force and effect, or such Liens shall not have the priority contemplated by this Agreement or the Loan Documents.

         (k) Termination Event. Any Termination Event occurs which the Required Lenders believe is reasonably likely to subject Holdings, Valley or AAS to liability in excess of $250,000.

         (l) Waiver of Minimum Funding Standard. If the plan administrator of any Plan applies under Section 412(d) of the Code for a waiver of the minimum funding standards of Section 412(a) of the Code and any Lender believes the substantial business hardship upon which the application for the waiver is based could reasonably be expected to subject either Holdings or any Controlled Group member to liability in excess of $250,000.

         (m) Change of Control. A Change of Control shall occur.

         (n) Interest Rate Agreements. Nonpayment by Holdings or any of its Subsidiaries of any obligation under the any Interest Rate Agreements entered into with any Lender on the date such payment is due or the breach by Holdings or any of its Subsidiaries of any other term, provision or condition contained in any such Interest Rate Agreements which breach remains unremedied for thirty
(30) days.

         (o) Environmental Matters. Holdings or any of its Subsidiaries shall be the subject of any proceeding or investigation pertaining to (i) the Release by Holdings or any of its Subsidiaries of any Contaminant into the environment,
(ii) the liability of any of Holdings or any of its Subsidiaries arising from the Release by any other Person of any Contaminant into the environment, or
(iii) any violation of any Environmental, Health or Safety Requirements of Law by Holdings or any of its Subsidiaries, which, in any case, has or is reasonably likely to subject Holdings or any of its Subsidiaries to liability individually or in the aggregate in excess of $500,000.

         (p) Guarantor Revocation. Any guarantor of the Obligations shall terminate or revoke or refuse to perform any of its payment obligations under the applicable guarantee agreement or breach any of the other terms of such guarantee agreement which breach remains unremedied for thirty (30) days.

         (q) Failure of Subordination. The subordination provisions of the documents and instruments evidencing any Permitted Subordinated Indebtedness, at any time, be invalidated or otherwise cease to be in full force and effect.

         A Default shall be deemed "continuing" until cured or until waived in writing in accordance with Section 8.3.


ARTICLE VIII:  ACCELERATION, DEFAULTING LENDERS; WAIVERS,
AMENDMENTS AND REMEDIES

         8.1  Remedies

         (a) Termination of Commitments; Acceleration. If any Default described in Section 7.1(f) or 7.1(g) occurs with respect to any of the Borrowers, the obligations of the Lenders to make Loans hereunder and the obligation of the Administrative Agent or any Issuing Lender to issue Letters of Credit hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent, any Lender or any Issuing Lender. If any other Default occurs, the Required Lenders may (i) terminate or suspend the obligations of the Lenders to make Loans hereunder and the obligation of the Issuing Lenders to issue Letters of Credit hereunder, or (ii) declare the Obligations to be due and payable, or both, and upon any declaration under clause (ii), the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrowers expressly waive.

         (b) Rescission. If at any time after termination of the Lenders' obligations to make Revolving Loans or acceleration of the maturity of the Loans, Borrowers shall pay all arrears of interest and all payments on account of principal of the Loans and Reimbursement Obligations which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Defaults and Unmatured Defaults (other than nonpayment of principal of and accrued interest on the Loans due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to Section 8.3, then upon the written consent of the Required Lenders and written notice to Borrowers, the termination of Lenders' respective obligations to make Revolving Loans and the respective Lenders' and the Issuing Lenders' obligations to participate in or issue Letters of Credit or the aforesaid acceleration and its consequences may be rescinded and annulled; but such action shall not affect any subsequent Default or Unmatured Default or impair any right or remedy consequent thereon. The provisions of the preceding sentence are intended merely to bind the Lenders and the Issuing Lenders to a decision which may be made at the election of the Required Lenders; they are not intended to benefit Borrowers and do not give Borrowers the right to require the Lenders to rescind or annul any termination of the aforesaid obligations of the Lenders or Issuing Lenders or any acceleration hereunder, even if the conditions set forth herein are met.

         (c) Enforcement. The Borrowers acknowledge that in the event the Borrowers fail to perform, observe or discharge any of their respective obligations or liabilities under this Agreement or any other Loan Document, any remedy of law may prove to be inadequate relief to the Administrative Agent, the Issuing Lenders and the Lenders; therefore, Borrowers agree that the Administrative Agent, the Issuing Lenders and the Lenders shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         8.2 Defaulting Lender. In the event that any Lender fails to fund its Tranche A Pro Rata Share or Tranche B Pro Rata Share, as applicable, of any Advance requested or deemed requested by any Borrower which such Lender is obligated to fund under the terms of this

Agreement (the funded portion of such Advance being hereinafter referred to as a "NON PRO RATA LOAN"), until the earlier of such Lender's cure of such failure and the termination of the Revolving Loan Commitments, the proceeds of all amounts thereafter repaid to the Administrative Agent by the Borrowers and otherwise required to be applied to such Lender's share of all other Obligations pursuant to the terms of this Agreement shall be advanced to the Borrowers by the Administrative Agent ("CURE LOANS") on behalf of such Lender to cure, in full or in part, such failure by such Lender, but shall nevertheless be deemed to have been paid to such Lender in satisfaction of such other Obligations. Notwithstanding anything in this Agreement to the contrary:

                  (i) the foregoing provisions of this Section 8.2 shall apply only with respect to the proceeds of payments of Obligations and shall not affect the conversion or continuation of Loans pursuant to Section 2.10;

                  (ii) any such Lender shall be deemed to have cured its failure to fund its Tranche A Pro Rata Share or Tranche B Pro Rata Share, as applicable of any Advance at such time as an amount equal to such Lender's original Tranche A Pro Rata Share or Tranche B Pro Rata Share, as applicable, of the requested principal portion of such Advance is fully funded to the applicable Borrower, whether made by such Lender itself or by operation of the terms of this Section 8.2, and whether or not the Non Pro Rata Loan with respect thereto has been repaid, converted or continued;

                  (iii) amounts advanced to any Borrower to cure, in full or in part, any such Lender's failure to fund its Tranche A Pro Rata Share or Tranche B Pro Rata Share, as applicable, of any Advance shall bear interest at the rate applicable to Tranche A Term Loans or Tranche B Term Loans, as applicable, which are Base Rate Loans, in effect from time to time, and for all other purposes of this Agreement shall be treated as if they were Base Rate Loans;

                  (iv) regardless of whether or not a Default has occurred or is continuing, and notwithstanding the instructions of the applicable Borrower as to its desired application, all repayments of principal which, in accordance with the other terms of this Agreement, would be applied to the outstanding Base Rate Loans shall be applied first, ratably to all Base Rate Loans constituting Non Pro Rata Loans, second, ratably to Base Rate Loans other than those constituting Non Pro Rata Loans or Cure Loans and, third, ratably to Base Rate Loans constituting Cure Loans;

                  (v) for so long as and until the earlier of any such Lender's cure of the failure to fund its Tranche A Pro Rata Share or Tranche B Pro Rata Share, as applicable, of any Advance and the termination of the Revolving Loan Commitments, the term "Required Lenders" for purposes of this Agreement shall mean Lenders (excluding all Lenders whose failure to fund their respective Tranche A Pro Rata Share or Tranche B Pro Rata Share, as applicable, of such Advance have not been so cured) whose Pro Rata Shares represent greater than fifty percent (50%) of the aggregate Pro Rata Shares of such Lenders; and

                  (vi) for so long as and until any such Lender's failure to fund its Tranche A Pro Rata Share or Tranche B Pro Rata Share, as applicable, of any Advance is cured in accordance with Section 8.2(ii),
         (A) such Lender shall not be entitled to any commitment fees with respect to its Revolving Loan Commitment and (B) such Lender shall not be entitled to any letter of credit fees, which commitment fees and letter of credit fees shall accrue in favor of the Lenders which have funded their respective Tranche A Pro Rata Share or Tranche B Pro Rata Share, as applicable, of such requested Advance, shall be allocated among such performing Lenders ratably based upon their relative Revolving Loan Commitments, and shall be calculated based upon the average amount by which the aggregate Revolving Loan Commitments of such performing Lenders exceeds the sum of (I) the outstanding principal amount of the Loans owing to such performing Lenders, plus
         (II) the outstanding Reimbursement Obligations owing to such performing Lenders, plus (III) the aggregate participation interests of such performing Lenders arising pursuant to Section 2.21 with respect to undrawn and outstanding Letters of Credit.

         8.3 Amendments. Subject to the provisions of this Article VIII, the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and the Borrowers may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrowers hereunder or waiving any Default hereunder; provided, however, that no such supplemental agreement shall, without the consent of each Lender affected thereby:

                  (i) Postpone or extend the Termination Date, the Tranche A Term Loan Termination Date, the Tranche B Term Loan Termination Date or any other date fixed for any payment of principal of, or interest on, the Loans, the Reimbursement Obligations or any fees or other amounts payable to such Lender (except with respect to (a) any modifications of the provisions relating to prepayments of Loans and other Obligations (other than the provisions relating to prepayments of the Tranche B Term Loans which can be modified only with the approval of Lenders with Tranche B Pro Rata Shares greater than fifty percent (50%)) and (b) a waiver of the application of the default rate of interest pursuant to
         Section 2.11 hereof).

                  (ii) Reduce the principal amount of any Loans or L/C Obligations, or reduce the rate or extend the time of payment of interest or fees thereon or other amounts payable hereunder.

                  (iii) Reduce the percentage specified in the definition of Required Lenders or any other percentage of Lenders specified to be the applicable percentage in this Agreement to act on specified matters or amend the definitions of "Requisite Lenders", "Tranche A Pro Rata Share", "Tranche B Pro Rata Share" or "Pro Rata Share".

                  (iv) Increase the amount of the Revolving Loan Commitment of any Lender hereunder (except with respect to an increase in the amount, or other modification to the terms or components, of the Borrowing
         Base) or increase any Lender's Tranche A Pro Rata Share, Tranche B Pro Rata Share or Pro Rata Share.

                  (v) Amend the provisions of Section 2.5 to the extent they prescribe pro rata application between Tranche A Term Loans and Tranche B Term Loans of all prepayments governed by Section 2.5.

                  (vi) Permit any Borrower to assign its rights under this Agreement.

                  (vii) Amend this Section 8.3.

                  (viii) Release any guarantor of the Obligations or all or substantially all of the Collateral.

                  (ix) Amend, modify or waive the provisions of Section 6.2(M).

                  (x) Amend, modify or waive the provisions of Section 11.3.

No amendment of any provision of this Agreement relating to the Administrative Agent shall be effective without the written consent of the Administrative Agent. No amendment of any provision of this Agreement relating to any Issuing Lender shall be effective without the written consent of the Administrative Agent and each of the Issuing Lenders. No amendment of any provision of this Agreement relative to any Swing Line Lender shall be effective without the written consent of each of the Swing Line Lenders. The Administrative Agent may waive payment of the fee required under Section 12.3(B) without obtaining the consent of any of the Lenders.

         8.4 Preservation of Rights. No delay or omission of the Lenders, the Issuing Lenders, the Documentation and Collateral Agent or the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan or the issuance of a Letter of Credit notwithstanding the existence of a Default or the inability of the Borrowers to satisfy the conditions precedent to such Loan or issuance of such Letter of Credit shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.3, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent, the Issuing Lenders, the Documentation and Collateral Agent and the Lenders until the Obligations have been paid in full.


ARTICLE IX:  GENERAL PROVISIONS

         9.1 Survival of Representations. All representations and warranties of the Borrowers contained in this Agreement shall survive delivery of the Notes and the making of the Loans herein contemplated.

         9.2 Governmental Regulation. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrowers and neither the Administrative Agent nor any Issuing Lender shall be obligated to issue any Letter of Credit for the account of any Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

         9.3 Performance of Obligations. Each of the Borrowers agrees that the Administrative Agent may, but shall have no obligation to (i) at any time, pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against any Collateral and (ii) after the occurrence and during the continuance of a Default make any other payment or perform any act required of any Borrower under any Loan Document or take any other action which the Administrative Agent in its discretion deems necessary or desirable to protect or preserve the Collateral, including, without limitation, any action to
(y) effect any repairs or obtain any insurance called for by the terms of any of the Loan Documents and to pay all or any part of the premiums therefor and the costs thereof and (z) pay any rents payable by any Borrower which are more than 30 days past due, or as to which the landlord has given notice of termination, under any lease. The Administrative Agent shall use its best efforts to give the applicable Borrower notice of any action taken under this Section 9.3 prior to the taking of such action or promptly thereafter provided the failure to give such notice shall not affect the applicable Borrower's obligations in respect thereof. Each of the Borrowers agrees to pay the Administrative Agent, upon demand, the principal amount of all funds advanced by the Administrative Agent under this Section 9.3, together with interest thereon at the rate from time to time applicable to Base Rate Loans from the date of such advance until the outstanding principal balance thereof is paid in full. If any Borrower fails to make payment in respect of any such advance under this Section 9.3 within one
(1) Business Day after the date such Borrower receives written demand therefor from the Administrative Agent, the Administrative Agent shall promptly notify each Lender and each Lender agrees that it shall thereupon make available to the Administrative Agent, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of such advance. If such funds are not made available to the Administrative Agent by such Lender within one (1) Business Day after the Administrative Agent's demand therefor, the Administrative Agent will be entitled to recover any such amount from such Lender together with interest thereon at the Effective Federal Funds Rate for each day during the period commencing on the date of such demand and ending on the date such amount is received. The failure of any Lender to make available to the Administrative Agent its Pro Rata Share of any such unreimbursed advance under this Section 9.3 shall neither relieve any other Lender of its obligation hereunder to make available to the Administrative Agent such other Lender's Pro Rata Share of such advance on the date such payment is to be made nor increase the obligation of any other Lender to make such payment to the Administrative Agent. All outstanding principal of, and interest on, advances made under this Section 9.3 shall constitute Obligations secured by the Collateral until paid in full by the Borrower.

         9.4 Headings. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

         9.5 Entire Agreement. The Loan Documents embody the entire agreement and understanding among the Borrowers, the Administrative Agent, the Documentation and Collateral Agent and the Lenders and supersede all prior agreements and understandings among the Borrowers, the Administrative Agent and the Lenders relating to the subject matter thereof.

         9.6 Several Obligations; Benefits of this Agreement. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other. The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

         9.7  Expenses; Indemnification.

         (A) Expenses. The Borrowers shall reimburse the Agents and the Arrangers for any reasonable costs, internal charges and out-of-pocket expenses (including attorneys' and paralegals' fees and time charges of attorneys and paralegals for either Agent or Arranger, which attorneys and paralegals may be employees of either Agent or Arranger) paid or incurred by either Agent or Arranger in connection with the preparation, negotiation, execution, delivery, syndication, review, amendment, modification, and administration of the Loan Documents other than costs and charges incurred prior to a Default customarily viewed as the overhead expenses of either Agent of customary administration of the Loan Documents, the Collateral and the Loans. Each of the Borrowers also agrees to reimburse the Agents, the Lenders and the Issuing Lenders for any costs, internal charges and out-of-pocket expenses (including attorneys' and paralegals' fees and time charges of attorneys and paralegals for the Agents, the Lenders and the Issuing Lenders, which attorneys and paralegals may be employees of either Agent, the Lenders or the Issuing Lenders) paid or incurred by either Agent, any Lender or any Issuing Lender in connection with the collection of the Obligations and enforcement of the Loan Documents. In addition to expenses set forth above, each of the Borrowers agrees to reimburse the Documentation and Collateral Agent, promptly after the request therefor, for each audit, collateral analysis or other business analysis performed by or for the benefit of the Lenders in connection with this Agreement or the other Loan Documents in an amount equal to the Documentation and Collateral Agent's then customary charges for each person employed to perform such audit or analysis, plus all costs and expenses (including without limitation, travel expenses) incurred by the Documentation and Collateral Agent in the performance of such audit or analysis; provided, however the Borrowers shall be obligated to reimburse the or Documentation and Collateral Agent for not more than two (2) such audits in any twelve-month period with respect to Brink and its Subsidiaries and (1) such audit in any twelve-month period with respect to each of AAS, Valley and AAS Canada and in an aggregate amount not to exceed $100,000 if such audits were conducted other than in connection with a proposed Acquisition and at a time when no Default has occurred and is continuing; provided, further, it is expressly understood that the Borrowers shall reimburse the Administrative Agent or Documentation and Collateral Agent for all such audits (1) conducted in connection with a proposed Valley Acquisition and related matters or (2) conducted at a time when a Default has occurred and is continuing. The Administrative Agent or Documentation and Collateral Agent, as applicable, shall provide the Borrowers with a detailed statement of all reimbursements requested under this Section 9.7(A).

         (B) Indemnity. Each of the Borrowers further agrees to defend, protect, indemnify, and hold harmless the Agents, the Arrangers, each and all of the Lenders, each and all of the Issuing Lenders, the Swing Loan Lender and each of their respective Affiliates, and each of such Agent's, Arrangers', Lender's, Issuing Lender's or Affiliate's respective officers, directors, employees, attorneys and agents (including, without limitation, those retained in connection with the satisfaction or attempted satisfaction of any of the conditions set forth in Article IV) (collectively, the "INDEMNITEES") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto), imposed on, incurred by, or asserted against such Indemnitees in any manner relating to or arising out of:

                  (i) this Agreement, the other Loan Documents or any of the Transaction Documents, or any act, event or transaction related or attendant thereto or to the Valley Acquisition, the making of the Loans, and the issuance of and participation in Letters of Credit hereunder, the management of such Loans or Letters of Credit, the use or intended use of the proceeds of the Loans or Letters of Credit hereunder, or any of the other transactions contemplated by the Transaction Documents; or

                  (ii) any liabilities, obligations, responsibilities, losses, damages, personal injury, death, punitive damages, economic damages, consequential damages, treble damages, intentional, willful or wanton injury, damage or threat to the environment, natural resources or public health or welfare, costs and expenses (including, without limitation, attorney, expert and consulting fees and costs of investigation, feasibility or remedial action studies), fines, penalties and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future relating to violation of any Environmental, Health or Safety Requirements of Law arising from or in connection with the past, present or future operations of Holdings, its Subsidiaries or any of their respective predecessors in interest, or, the past, present or future environmental, health or safety condition of any respective property of Holdings or its Subsidiaries, the presence of asbestos-containing materials at any respective property of Holdings or its Subsidiaries or the Release or threatened Release of any Contaminant into the environment (collectively, the "INDEMNIFIED MATTERS");

provided, however, the Borrowers shall have no obligation to an Indemnitee hereunder with respect to Indemnified Matters caused solely by or resulting solely from the willful misconduct or Gross Negligence of such Indemnitee or breach of contract by such Indemnitee with respect to the Loan Documents, in each case, as determined by the final non-appealable judgment of a court of competent jurisdiction. If the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.

         (C) Waiver of Certain Claims; Settlement of Claims. Each of the Borrowers further agrees to assert no claim against any of the Indemnitees on any theory of liability for consequential, special, indirect, exemplary or punitive damages. No settlement shall be entered into by Holdings or any if its Subsidiaries with respect to any claim, litigation, arbitration or other proceeding relating to or arising out of the transaction evidenced by this Agreement, the other Loan Documents or in connection with the Valley Acquisition (whether or not the Administrative Agent, any Lender, any Issuing Lender or any Indemnitee is a party thereto) unless such settlement releases all Indemnitees from any and all liability with respect thereto.

         (D) Survival of Agreements. The obligations and agreements of the Borrowers under this Section 9.7 shall survive the termination of this Agreement.

         9.8 Numbers of Documents. All statements, notices, closing documents, and requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders.

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

         9.9 Accounting. Except as provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles.

         9.10 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

         9.11 Nonliability of Lenders. The relationship among the Borrowers and the Lenders, Issuing Lenders, the Swing Line Lender, the Administrative Agent and the Documentation and Collateral Agent shall be solely that of borrower and lender. Neither the Administrative Agent nor the Documentation and Collateral Agent nor any Lender nor any Issuing Lender shall have any fiduciary responsibilities to the Borrowers. Neither the Administrative Agent, nor the Documentation and Collateral Agent, nor any Lender, nor any Issuing Lender undertakes any responsibility to the Borrowers to review or inform the Borrowers of any matter in connection with any phase of the Borrowers' business or operations.

         9.12 GOVERNING LAW. THE ADMINISTRATIVE AGENT ACCEPTS THIS AGREEMENT, ON BEHALF OF ITSELF, THE LENDERS AND THE ISSUING LENDERS, AT NEW YORK, NEW YORK BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN THE BORROWERS AND THE ADMINISTRATIVE AGENT, ANY LENDER, ANY ISSUING LENDER OR ANY OTHER HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

         9.13  CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

         (A) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (B), EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS

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MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK. EACH OF
THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION
(A) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

         (B) OTHER JURISDICTIONS. EACH OF THE BORROWERS AGREES THAT THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AND COLLATERAL AGENT, ANY LENDER, ANY ISSUING LENDER OR ANY HOLDER OF SECURED OBLIGATIONS SHALL HAVE THE RIGHT TO PROCEED AGAINST ANY BORROWER OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER SUCH BORROWER OR (2) REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. EACH OF THE BORROWERS AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT UNDER THIS CLAUSE (B) BY SUCH PERSON TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON ALL OF WHICH PERMISSIVE COUNTERCLAIMS MAY BE BROUGHT ONLY IN THE JURISDICTION SET FORTH IN CLAUSE (A) ABOVE. EACH OF THE BORROWERS WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION
(B).

         (C) VENUE. EACH OF THE BORROWERS IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

         (D) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT


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WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE
WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         (E) WAIVER OF BOND. EACH OF THE BORROWERS WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF ANY PARTY HERETO IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO REALIZE ON THE COLLATERAL (INCLUDING, WITHOUT LIMITATION, THE REAL PROPERTY COLLATERAL) OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PARTY, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

         (F) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 9.13, WITH ITS COUNSEL.

         9.14 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.


ARTICLE X:  THE ADMINISTRATIVE AGENT AND THE DOCUMENTATION AND
COLLATERAL AGENT

         10.1 Appointment; Nature of Relationship. NBD Bank is appointed by the Lenders (each reference in this Article X to a Lender being in its capacity either as a Lender or an Issuing Lender or a Swing Line Lender, or any or all of the foregoing) and the Canadian Lenders as the Administrative Agent hereunder and under each other Loan Document, and each of the Lenders and the Canadian Lenders irrevocably authorizes the Administrative Agent to act as the contractual representative of such Lender or Canadian Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article X. Notwithstanding the use of the defined term "Administrative Agent," it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Lender or Canadian Lenders by reason of this Agreement and that the Administrative Agent is merely acting as the representative of the Lenders and Canadian Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' and Canadian Lenders' contractual representative, the Administrative Agent (i) does not assume any fiduciary duties to any of the Lenders or Canadian Lenders, (ii) is a "representative"

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of the Lenders and Canadian Lenders within the meaning of Section 9-105 of the
Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders and Canadian Lenders agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender waives. NBD Bank is appointed by the Lenders (each reference in this Article X to a Lender being in its capacity either as a Lender or an Issuing Lender or a Swing Line Lender or any or all of the foregoing) and the Canadian Lenders as the Documentation and Collateral Agent hereunder and under each other Loan Document, and each of the Lenders and Canadian Lenders irrevocably authorizes the Documentation and Collateral Agent to act as the contractual representative of such Lender or Canadian Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Documentation and Collateral Agent agrees to act as such contractual representative upon the express conditions contained in this Article X. Notwithstanding the use of the defined term "Documentation and Collateral Agent," it is expressly understood and agreed that the Documentation and Collateral Agent shall not have any fiduciary responsibilities to any Lender or Canadian Lender by reason of this Agreement and that the Documentation and Collateral Agent is merely acting as the representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders' and Canadian Lenders' contractual representative, the Documentation and Collateral Agent (i) does not assume any fiduciary duties to any of the Lenders or Canadian Lenders, (ii) is a "representative" of the Lenders and Canadian Lenders within the meaning of
Section 9-105 of the Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders and Canadian Lenders agrees to assert no claim against the Documentation and Collateral Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender waives.

         10.2 Powers. The Administrative Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties or fiduciary duties to the Lenders or Canadian Lenders, or any obligation to the Lenders or Canadian Lenders to take any action hereunder or under any of the other Loan Documents except any action specifically provided by the Loan Documents required to be taken by the Administrative Agent. The Documentation and Collateral Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Documentation and Collateral Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Documentation and Collateral Agent shall have no implied duties or fiduciary duties to the Lenders or Canadian Lenders, or any obligation to the Lenders or Canadian Lenders to take any action hereunder or under any of the other Loan Documents except any action specifically provided by the Loan Documents required to be taken by the Documentation and Collateral Agent.


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

         10.3 General Immunity. Neither the Administrative Agent, nor the Documentation and Collateral Agent, nor the Co-Administrative Agent, nor the Syndication Agent, nor any of their respective directors, officers, agents or employees shall be liable to any of the Borrowers, the Lenders or any Lender or either Canadian Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from (i) the Gross Negligence or willful misconduct of such Person or
(ii) breach of contract by such Person with respect to the Loan Documents.

         10.4 No Responsibility for Loans, Creditworthiness, Collateral, Recitals, Etc. Neither the Administrative Agent nor the Documentation and Collateral Agent, nor the Co-Administrative Agent, nor the Syndication Agent, nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document; (iii) the satisfaction of any condition specified in Article IV; (iv) the existence or possible existence of any Default or (v) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith. Neither the Administrative Agent nor the Documentation and Collateral Agent shall be responsible to any Lender or either Canadian Lender for any recitals, statements, representations or warranties herein or in any of the other Loan Documents, for the perfection or priority of any of the Liens on any of the Collateral, or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectibility, or sufficiency of this Agreement or any of the other Loan Documents or the transactions contemplated thereby, or for the financial condition of any guarantor of any or all of the Obligations, Holdings or any of its Subsidiaries.

         10.5 Action on Instructions of Lenders. The Administrative Agent, the Documentation and Collateral Agent, the Co-Administrative Agent and the Syndication Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders (except with respect to actions that require the consent of all of the Lenders as provided in
Section 8.3), and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. The Administrative Agent, the Documentation and Collateral Agent, the Co-Administrative Agent and the Syndication Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

         10.6 Employment of Administrative Agents and Counsel. The Administrative Agent and the Documentation and Collateral Agent may execute any of their respective duties hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact, and shall not be answerable to the Lenders or the Canadian Lenders, except as to money or securities


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received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent, the Documentation and Collateral Agent, the Co-Administrative Agent and the Syndication Agent shall be entitled to advice of counsel concerning the contractual arrangement among the Administrative Agent, the Documentation and Collateral Agent and the Lenders or the Co- Administrative Agent and the Syndication Agent and the Lenders, as the case may be, and all matters pertaining to such Agent's duties hereunder and under any other Loan Document.

         10.7 Reliance on Documents; Counsel. The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.

         10.8 The Agents' Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Administrative Agent, the Documentation and Collateral Agent, the Co- Administrative Agent and the Syndication Agent ratably in proportion to their respective Pro Rata Shares (i) for any amounts not reimbursed by the Borrowers for which the Administrative Agent or the Co-Administrative Agent is entitled to reimbursement or indemnification by the Borrowers under the Loan Documents, (ii) for any other expenses incurred by the Administrative Agent or the Documentation and Collateral Agent or the Co-Administrative Agent or the Syndication Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents including as a result of a dispute among the Lenders or between any Lender and the Administrative Agent or the Documentation and Collateral Agent, and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent or the Documentation and Collateral Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, including as a result of a dispute among the Lenders or between any Lender and the Administrative Agent or the Documentation and Collateral Agent, provided that no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from the Gross Negligence or willful misconduct of the Administrative Agent or the Documentation and Collateral Agent, as applicable.

         10.9 Rights as a Lender. With respect to its Revolving Loan Commitment, its Tranche A Term Loan Commitment, its Tranche B Term Loan Commitment, Loans made by it and the Notes issued to it and Letters of Credit issued by it as an Issuing Lender, the Administrative Agent and the Co-Administrative Agent each shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as through it were not the Administrative Agent or the Co-Administrative Agent, as applicable, and the term "Lender" or


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

"Lenders" or "Issuing Lender" or "Issuing Lenders", as applicable, shall, unless the context otherwise indicates, include the Administrative Agent and the Co-Administrative Agent, each in its individual capacity. The Administrative Agent and the Co-Administrative Agent may each accept deposits from, lend money to, enter into Interest Rate Agreements and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with Holdings or any of its Subsidiaries in which such Person is not prohibited hereby from engaging with any other Person.

         10.10 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or the Co-Administrative Agent or any other Lender and based on the financial statements prepared by Holdings and the Borrowers and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or the Co-Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

         10.11 Successor Administrative Agent; Successor Documentation and Collateral Agent. (A) The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint, on behalf of the Borrowers and the Lenders, a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may appoint, on behalf of the Borrowers and the Lenders, a successor Administrative Agent. Notwithstanding anything herein to the contrary, so long as no Default has occurred and is continuing, each such successor Administrative Agent shall be subject to approval by the Borrowers, which approval shall not be unreasonably withheld. Such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $500,000,000. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this
Article X shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents.

                  (B) The Documentation and Collateral Agent may resign at any time by giving written notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint, on behalf of the Borrowers and the Lenders, a successor Documentation and Collateral


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Agent. If no successor Documentation and Collateral Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty days after the retiring Documentation and Collateral Agent's giving notice of resignation, then the retiring Documentation and Collateral Agent may appoint, on behalf of the Borrowers and the Lenders, a successor Documentation and Collateral Agent. Notwithstanding anything herein to the contrary, so long as no Default has occurred and is continuing, each such successor Documentation and Collateral Agent shall be subject to approval by the Borrowers, which approval shall not be unreasonably withheld. Such successor Documentation and Collateral Agent shall be a commercial bank having capital and retained earnings of at least $500,000,000. Upon the acceptance of any appointment as the Documentation and Collateral Agent hereunder by a successor Documentation and Collateral Agent, such successor Documentation and Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Documentation and Collateral Agent, and the retiring Documentation and Collateral Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Documentation and Collateral Agent's resignation hereunder as Documentation and Collateral Agent, the provisions of this Article X shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Documentation and Collateral Agent hereunder and under the other Loan Documents.

         10.12 Collateral Documents. Each Lender authorizes the Documentation and Collateral Agent to enter into each of the Collateral Documents to which it is a party and to take all action contemplated by such documents. Each Lender agrees that no Lender shall have the right individually to seek to realize upon the security granted by any Collateral Document, it being understood and agreed that such rights and remedies may be exercised solely by the Documentation and Collateral Agent for the benefit of the Holders of Secured Obligations upon the terms of the Collateral Documents.

ARTICLE XI:  SETOFF; RATABLE PAYMENTS

         11.1 Setoff. In addition to, and without limitation of, any rights of the Lenders or Issuing Lenders under applicable law, if any Default occurs and is continuing, any indebtedness from any Lender or Issuing Lender to any of the Borrowers (including all account balances, whether provisional or final and whether or not collected or available) may be offset and applied toward the payment of the Obligations owing to such Lender, such Issuing Lender and the other Obligations, whether or not the Obligations, or any part hereof, shall then be due.

         11.2 Ratable Payments. If any Lender, whether by setoff or otherwise, has payment made to it upon its Loans (other than payments received pursuant to Sections 3.1, 3.2 or 3.4) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligation or such amounts which may be subject to setoff, such Lender agrees,



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promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to the obligations owing to them. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

         11.3 Application of Payments. Subject to the provisions of Section 8.2, the Administrative Agent shall apply all payments in respect of any Obligations and all proceeds of Collateral in the following order:

                  (A) first, to pay interest on and then principal of any portion of the Loans which the Administrative Agent may have advanced on behalf of any Lender for which the Administrative Agent has not then been reimbursed by such Lender or the Borrower;

                  (B) second, to pay interest on and then principal of any advance made under Section 9.3 for which the Administrative Agent has not then been paid by the Borrowers or reimbursed by the Lenders;

                  (C) third, to pay Obligations in respect of any fees, expense reimbursements or indemnities then due to the Administrative Agent;

                  (D) fourth, to pay Obligations in respect of any fees, expenses, reimbursements or indemnities then due to the Lenders and Issuing Lender;

                  (E) fifth, to pay interest due in respect of the Secured Obligations (other than Rate Hedging Obligations);

                  (F) sixth, to the ratable payment or prepayment of principal outstanding on the Secured Obligations (other than Rate Hedging Obligations);

                  (G) seventh, to the payment of the Rate Hedging Obligations in such order as the Administration Agent may determine in its sole discretion;

                  (H) eighth, to provide required cash collateral if any pursuant to Section 2.24; and

                  (I) ninth, to the ratable payment of all other Obligations.

Unless otherwise designated (which designation shall only be applicable prior to the occurrence of a Default) by the Borrowers, all principal payments in respect of Loans shall be applied first, to repay outstanding Base Rate Loans, and then to repay outstanding Eurocurrency Rate Loans with those Eurocurrency Rate Loans which have earlier expiring Interest Periods being repaid prior to those which have later expiring Interest Periods. The order of priority set forth in this
Section 11.3 and the related provisions of this Agreement are set forth solely to determine the rights and


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priorities of the Administrative Agent, the Lenders, the Issuing Lender and
other Holders of Secured Obligations as among themselves.

         11.4  Relations Among Lenders.

         (a) Except with respect to the exercise of set-off rights of any Lender in accordance with Section 11.1, the proceeds of which are applied in accordance with this Agreement, and each Lender agrees that it will not take any action, nor institute any actions or proceedings, against any Borrower or any other obligor hereunder or with respect to any Collateral or Loan Document, without the prior written consent of the Required Lenders or, as may be provided in this Agreement or the other Loan Documents, at the direction of the Administrative Agent.

         (b) The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Administrative Agent) authorized to act for, any other Lender.

ARTICLE XII:  BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

         12.1 Successors and Assigns. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrowers and the Lenders and their respective successors and assigns, except that (i) the Borrowers shall not have the right to assign their rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 12.3 hereof. Notwithstanding clause (ii) of this Section 12.1, any Lender may at any time, without the consent of any Borrower or the Administrative Agent, assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank; provided, however, that no such assignment shall release the transferor Lender from its obligations hereunder. The Administrative Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with
Section 12.3 hereof in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Administrative Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

         12.2  Participations.

         (A) Permitted Participants; Effect. Subject to the terms set forth in this Section 12.2, any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("PARTICIPANTS") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Revolving Loan Commitment of such Lender, any L/C Interest of such Lender or any other interest of such Lender under the Loan

Documents on a pro rata basis; provided that the amount of such participation shall not be for less than $5,000,000. Notice of such participation to Holdings and the Administrative Agent shall be required prior to any participation becoming effective with respect to a Participant which is not a Lender or an Affiliate thereof. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrowers under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrowers and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents except that, for purposes of Article III hereof, the Participants shall be entitled to the same rights as if they were Lenders provided however that no Participant shall be entitled to receive any greater payment under such Article III than the Lender would have been entitled to receive with respect to the rights participated.

         (B) Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Revolving Loan Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the interest rate or fees payable pursuant to the terms of this Agreement with respect to any such Loan or Revolving Loan Commitment, postpones any date fixed for any regularly-scheduled payment of principal of, or interest or fees on, any such Loan or Revolving Loan Commitment, or releases all or substantially all of the Collateral, if any, securing any such Loan.

         (C) Benefit of Setoff. The Borrowers agree that each Participant shall be deemed to have the right of setoff provided in Section 11.1 hereof in respect to its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 11.1 hereof with respect to the amount of participating interests sold to each Participant except to the extent such Participant exercises its right of set off. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1 hereof, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender.

         12.3  Assignments.

         (A) Permitted Assignments. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("PURCHASERS") all or a portion of its rights and obligations under this Agreement (including, without limitation, its Revolving Loan Commitment, all Loans owing to it, all of its interests as

Issuing Lender with respect to Letters of Credit, all of its participation interests in existing Letters of Credit and Swing Line Loans, and its obligation to participate in additional Letters of Credit and Swing Line Loans hereunder) in accordance with the provisions of this Section 12.3. Each assignment shall be of a constant, and not a varying, ratable percentage of all of the rights and obligations of any assigning Lender under this Agreement. Such assignment shall be substantially in the form of Exhibit F hereto and shall not be permitted hereunder unless such assignment is either for all of such Lender's rights and obligations under the Loan Documents or involves loans and commitments in an aggregate amount of at least $5,000,000. Notice to the Administrative Agent and consent of the Administrative Agent (which consent will not be unreasonably withheld) shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof. Each Lender with a Revolving Loan Commitment shall at all times have a Tranche A Pro Rata Share of the Tranche A Term Loans equal to its pro rata share of the aggregate Revolving Loan Commitments.

         (B) Effect; Effective Date. Upon (i) delivery to the Administrative Agent of a notice of assignment, substantially in the form attached as Appendix I to Exhibit F hereto (a "NOTICE OF ASSIGNMENT"), together with any consent required by Section 12.3(A) hereof, and (ii) except in the case of an assignment from a Lender to an Affiliate thereof or to a fund managed by the same investment manager, payment of a $3,500 fee to the Administrative Agent for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. The Notice of Assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment, Loans and L/C Obligations under the applicable assignment agreement are "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser, if not already a Lender, shall for all purposes be a Lender party to this Agreement and any other Loan Documents executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no consent or action by any of the Borrowers or the Lenders and no further consent or action by the Administrative Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Revolving Loan Commitment, Loans and Letter of Credit participations assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.3(B), the transferor Lender, the Administrative Agent and the Borrowers shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their Revolving Loan Commitment and their Term Loans, as adjusted pursuant to such assignment.

         (C) The Register. The Administrative Agent shall maintain at its address referred to in Section 13.1 a copy of each assignment delivered to and accepted by it pursuant to this Section 12.3 and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Revolving Loan Commitment of and principal amount of the Loans owing to, each

Lender from time to time and whether such Lender is an original Lender or the assignee of another Lender pursuant to an assignment under this Section 12.3. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Holdings and each of its Subsidiaries, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         12.4 Confidentiality. Subject to Section 12.5, the Administrative Agent and the Lenders shall hold all nonpublic information obtained pursuant to the requirements of this Agreement and identified as such by Holdings in accordance with such Person's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure reasonably required by a prospective Transferee in connection with the contemplated participation or assignment or as required or requested by any Governmental Authority or representative thereof or pursuant to legal process and shall require any such Transferee or prospective Transferee to agree (and require any of its Transferees to agree) to comply with this Section
12.4. In no event shall the Administrative Agent or any Lender be obligated or required to return any materials furnished by the Borrowers; provided, however, each prospective Transferee shall be required to agree that if it does not become a participant or assignee it shall return all materials furnished to it by or on behalf of the Borrowers in connection with this Agreement.

         12.5 Dissemination of Information. Each of the Borrowers authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "TRANSFEREE") and any prospective Transferee any and all information in such Lender's possession concerning the Holdings and its Subsidiaries and the Collateral; provided that prior to any such disclosure, such prospective Transferee shall agree to preserve in accordance with Section 12.4 the confidentiality of any confidential information described therein.

ARTICLE XIII:  NOTICES

         13.1 Giving Notice. Except as otherwise permitted by Section 2.14 with respect to borrowing notices, all notices and other communications provided to any party hereto under this Agreement or any other Loan Documents shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes); or, if by courier, one (1) Business Day after deposit with a reputable overnight carrier service; with all charges paid.

         13.2 Change of Address. Any of the Borrowers, the Administrative Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.


ARTICLE XIV:  COUNTERPARTS

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrowers, the Administrative Agent and the Lenders and each party as notified the Administrative Agent by telex or telephone, that it has taken such action.


                  [Remainder of This Page Intentionally Blank]

         IN WITNESS WHEREOF, the Borrowers, the Lenders, the Administrative Agent and the Documentation and Collateral Agent, the Co-Administrative Agent and the Syndication Agent have executed this Agreement as of the date first above written.


                                AAS HOLDINGS, LLC
                                  as a Borrower

                                By:___________________________
                                   Name:
                                   Title:

                                Address:
                                Sterling Town Center
                                12900 Hall Road
                                Suite 2000
                                Sterling Heights, Michigan  48313
                                Attention: Chief Executive Officer
                                Telephone No.: 810-997-2900
                                Facsimile No.:   810-997-6868



                                ADVANCED ACCESSORY SYSTEMS, LLC
                                  as a Borrower
                                By: AAS HOLDINGS, LLC
                                    Its Manager

                                By:___________________________
                                   Name:
                                   Title:

                                Address:
                                Sterling Town Center
                                12900 Hall Road
                                Suite 2000
                                Sterling Heights, Michigan  48313
                                Attention:  Chief Executive Officer
                                Telephone No.: 810-997-2900
                                Facsimile No.:   810-997-6868

                              VALLEY INDUSTRIES, LLC
                                  as a Borrower
                              By: AAS HOLDINGS, LLC
                                    Its Manager

                              By:___________________________
                                 Name:
                                 Title:

                              Address:
                              Sterling Town Center
                              12900 Hall Road
                              Suite 2000
                              Sterling Heights, Michigan  48313
                              Attention: Chief Executive Officer
                              Telephone No.: 810-997-2900
                              Facsimile No.:   810-997-6868


                              BRINK INTERNATIONAL
                                 as a Borrower

                              By:___________________________
                                 Name:
                                 Title:

                              Address:
                              ___________________
                              ___________________
                              ___________________
                              ___________________

                              Attention: _________________
                              Telephone No.: _________________
                              Facsimile No.:   _________________

                              BRINK BV
                                as a Borrower

                              By:___________________________
                                 Name:
                                 Title:

                              Address:
                              ________________________
                              ________________________
                              ________________________
                              ________________________

                              Attention: _________________
                              Telephone No.: _________________
                              Facsimile No.:   _________________




                              NBD BANK
                                as the Administrative Agent, the Documentation and Collateral Agent, an Issuing Lender, a Swing Line Lender and as a Lender

                              By:___________________________
                                 Name:
                                 Title:

                              Address:
                               611 Woodward Avenue
                                Detroit, MI 48226
                              _______________________________

                              Attention:  William H. Canney
                              Telephone No.:  (313) 225-3489
                              Facsimile No.:  (313) 225-2290

                            THE CHASE MANHATTAN BANK
                             as the Co-Administrative Agent, the Syndication Agent, an Issuing Lender, a Swing Line Lender and as a Lender

                            By:___________________________
                               Name: Thomas H. Kozlark
                               Title: Vice President

                            Address:
                            270 Park Avenue, 10th Floor
                            New York, New York  10017-2070

                            ______________________________

                            Attention: George C. Hansen
                            Telephone No.: 212-270-5723
                            Facsimile No.:   212-270-1340


                           CHASE MANHATTAN BANK DELAWARE
                             as an Issuing Lender

                           By:___________________________
                              Name:
                              Title:

                           Address:
                           1201 North Market Street,
                           9th Floor
                           Wilmington, Delaware 19801

                           _______________________________

                           Attention: Michael P. Handago
                           Telephone No.: (302) 428-3311
                           Facsimile No.:  (302)428-3390

                                FIRST UNION NATIONAL BANK
                                  as a Lender

                                By:____________________________
                                    Name:
                                    Title:

                                Address:
                                301 South College Street
                                Charlotte, NC 28288-0745
                                _______________________________


                                Attention: John S. Cannon
                                Telephone No.: (704) 383-4747
                                Facsimile No.:  (704) 374-2802



                                THE BANK OF NOVA SCOTIA
                                   as a Lender

                                By:____________________________
                                   Name:
                                   Title:

                                Address:
                                Suite 2700
                                600 Peachtree St. N.E.
                                Atlanta, Georgia  30308
                                _______________________________

                                Attention: Sharon Law
                                Telephone No.: (404) 887-1500
                                Facsimile No.: (404) 888-8998

                              COOPERATIEVE CENTRALE
                               RAIFFEISEN-BOERENLEENBANK
                               B.A., "RABOBANK NEDERLAND",
                               NEW YORK BRANCH

                              By:____________________________
                                 Title:

                              By:____________________________
                                 Title:

                              Address:
                              245 Park Avenue
                              New York, New York 10167
                              Attention: Corporate Services Department
                              Telephone No.: (212) 916-7800
                              Facsimile No.: (212) 818-0233

                              With a copy to:
                              Rabobank Nederland
                              300 South Wacker Drive
                              Suite 3500
                              Chicago, Illinois 60606
                              Attn: David Thompson

                              Wire Transfer Instructions:
                              Bank of New York
                              ABA No. 021000018
                              A/C Rabobank New York
                              A/C/ No. 802 6002533
                              Re:  AAS Holdings

                              LASALLE NATIONAL BANK
                                as a Lender

                              By:____________________________
                                 Name:
                                 Title:

                             Address:
                             125 Ottawa Avenue, Suite 370 NW
                             Grand Rapids, MI 48503
                             ________________________________

                             Attention: __________________
                             Telephone No.: (616) 776-____
                             Facsimile No.:  (616) 776-7770


                             MICHIGAN NATIONAL BANK
                               as a Lender

                             By:____________________________
                                Name:
                                Title:

                             Address:
                             27777 Inkster Road
                             Farmington Hills, MI 48334-9066
                             _______________________________

                             Attention: __________________
                             Telephone No.: (810) 473-____
                             Facsimile No.:  (810) 473-3577

                             NATIONAL CITY BANK (CLEVELAND)
                              as a Lender

                             By:____________________________
                                Name:
                                Title:

                             Address:
                             979 Westwood
                             Birmingham, MI 48009
                             ________________________________

                             Attention: __________________
                             Telephone No.: (810) 664-____
                             Facsimile No.:  (810) 664-0432

                             FIRST CHICAGO NBD BANK, CANADA
                               as a Holder of Secured Obligations

                             By:____________________________
                                Name:
                                Title:

                            Address:
                            ________________________
                            ________________________
                            _________________________________
                            Attention: __________________
                            Telephone No.: (___) ___-____
                            Facsimile No.:  (___) ___-____



                            THE CHASE MANHATTAN BANK OF CANADA
                              as a Holder of Secured Obligations

                            By:____________________________
                               Name:
                               Title:

                            Address:
                            ___________________
                            ___________________
                            ___________________________

                            Attention: __________________
                            Telephone No.: (___) ___-____
                            Facsimile No.:  (___) ___-____

                            COMERICA BANK,
                              as Lender

                            By:____________________________
                               Name:
                               Title:

                            Address:
                            _________________________
                            _________________________
                            _______________________________


                            Attention: __________________
                            Telephone No.: (___) ___-____
                            Facsimile No.:  (___) ___-____

                            VAN KAMPEN AMERICAN CAPITAL
                             PRIME RATE INCOME TRUST,
                             as a Lender

                            By:____________________________
                               Name:
                               Title:

                            Address:
                            One Parkview Plaza
                            Oakbrook Terrace, IL
                            Attention: __________________
                            Telephone No.: (___) ___-____
                            Facsimile No.:  (___) ___-____

                            DEBT STRATEGIES FUND, INC.
                              as a Lender

                            By:____________________________
                               Name:
                               Title:

                            Address:
                            800 Scudders Mill Road, Area 2C
                            Plainsboro, NJ 08536
                            Attention: __________________
                            Telephone No.: (___) ___-____
                            Facsimile No.: (___) ___-____

                              SENIOR HIGH INCOME PORTFOLIO, INC.
                                as a Lender

                              By:____________________________
                                 Name:
                                 Title:

                              Address:
                              ______________________
                              ______________________
                              ______________________________

                              Attention: __________________
                              Telephone No.: (___) ___-____
                              Facsimile No.:  (___) ___-____

                               DEEPROCK & COMPANY
                                 as a Lender

                               By:____________________________
                                  Name:
                                  Title:

                               Address:
                               24 Federal Street, 6th Floor
                               Boston, MA  02110
                               Attention: __________________
                               Telephone No.: (___) ___-____
                               Facsimile No.:  (___) ___-____

                                 AMENDMENT NO. 1
                          Dated as of September 5, 1997
                                       to
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                           Dated as of August 5, 1997
                                       and
                               SECURITY AGREEMENTS
                           Dated as of October 5, 1996

                  THIS AMENDMENT NO. 1 ("Amendment") is made as of September 5, 1997 by and among AAS Holdings, LLC, Advanced Accessory Systems, LLC, Valley Industries, LLC, Brink International BV and Brink BV (the "Borrowers"), the financial institutions listed on the signature pages hereof (the "Lenders") and NBD Bank, as Administrative Agent and Documentation and Collateral Agent, and The Chase Manhattan Bank, as Co-Administrative Agent and Syndication Agent (the "Agents"), under that certain Second Amended and Restated Credit Agreement dated as of August 5, 1997 by and among the Borrowers, the Lenders and the Agents (the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                  WHEREAS, the Borrowers, the Lenders and the Agents have agreed to amend the Credit Agreement and certain of the Security Agreements on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agents have agreed to the following amendments to the Credit Agreement.

                  1. Amendments to Credit Agreement and Security Agreements. Effective as of the Effective Date (as defined below) and subject to the satisfaction of the condition precedent set forth in Section 3 below:

                  1.1 Schedule 5.8 to the Credit Agreement is amended by deleting the existing Schedule 5.8 in its entirety and substituting therefor Amended Schedule 5.8 attached hereto.

                  1.2 Section 5(a) of the Security Agreement executed by Holdings in favor of the Documentation and Collateral Agent is amended by deleting the first sentence thereof in its entirety and substituting therefor the following:

                  The correct name of Grantor is "Advanced Accessory Systems, LLC".

                  1.3 Section 5(a) of the Security Agreement executed by AAS in favor of the Documentation and Collateral Agent is amended by deleting the first sentence thereof in its entirety and substituting therefor the following:

                  The correct name of Grantor is "SportRack, LLC".

                  2. Consent. The Lenders hereby consent to the amendment by Holdings and AAS of their respective organizational documents to effect changes in their names to "Advanced Accessory Systems, LLC" and "SportRack, LLC", respectively.

                  3. Condition of Effectiveness. The effectiveness of this Amendment is subject to the condition precedent that the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Agents. Upon the satisfaction of the foregoing condition precedent, this Amendment shall become effective (i) with respect to the consent set forth in Section 2 above, as of the date hereof, and
(ii) with respect to the amendments set forth in Section 1 above, as of the date on which appropriate amendments effecting the name changes are filed with the Secretary of State of Delaware and copies thereof are delivered to the Administrative Agent (the "Effective Date").

                  4. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

                  (b) As of the Effective Date, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in
Article V of the Credit Agreement, as amended hereby, are true and correct in all material respects, except for representations and warranties made with reference to a specific date which representations and warranties are true and correct in all material respects as of such date.

                  5. Reference to and Effect on the Credit Agreement and Security Agreements.

                  (a) Upon the effectiveness of Section 1 hereof, each reference in any Loan Document to such Loan Document or any other Loan Document shall mean and be a reference to the applicable Loan Document as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                            AAS HOLDINGS, LLC
                                             as a Borrower


                                            By:____________________________
                                            Name:
                                            Title:

                                            ADVANCED ACCESSORY SYSTEMS, LLC
                                             as a Borrower
                                            By: AAS HOLDINGS, LLC
                                                  Its Manager

                                            By:____________________________
                                            Name:
                                            Title:

                                            VALLEY INDUSTRIES, LLC
                                             as a Borrower
                                            By: AAS HOLDINGS, INC.
                                                 Its Manager

                                            By:____________________________
                                            Name:
                                            Title:

                                            BRINK INTERNATIONAL BV
                                             as a Borrower

                                            By:____________________________
                                            Name:
                                            Title:

                                            BRINK BV
                                             as a Borrower

                                            By:____________________________
                                            Name:
                                            Title:

                                            NBD BANK
                                              as the Administrative Agent and
                                              the Documentation and Collateral
                                              Agent, and as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            THE CHASE MANHATTAN BANK
                                              as the Co-Administrative Agent
                                              and the Syndication Agent, and as
                                              a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            FIRST UNION NATIONAL BANK
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:_________________________

                                            THE BANK OF NOVA SCOTIA
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            COOPERATIEVE CENTRALE
                                             RAIFFEISEN-BOERENLEENBANK
                                             B.A., "RABOBANK NEDERLAND",
                                             NEW YORK BRANCH
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            By:____________________________
                                            Name:
                                            Title:

                                            LASALLE NATIONAL BANK
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            MICHIGAN NATIONAL BANK
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            NATIONAL CITY BANK (CLEVELAND)
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            COMERICA BANK
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            VAN KAMPEN AMERICA CAPITAL
                                            PRIME RATE INCOME TRUST
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            DEBT STRATEGIES FUND, INC.
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            SENIOR HIGH INCOME PORTFOLIO, INC.
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            DEEPROCK & CO.
                                            By: Eaton Vance Management
                                                 as Investment Advisor

                                                 By:____________________________
                                                 Name:
                                                 Title:

                                            SENIOR DEBT PORTFOLIO
                                            By: Boston Management and Research
                                                 as Investment Advisor

                                                 By:____________________________
                                                 Name:
                                                 Title:

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 2
                         Dated as of September 24, 1997
                                       to
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                           Dated as of August 5, 1997

                  THIS AMENDMENT NO. 2 ("Amendment") is made as of September 24, 1997 by and among Advanced Accessory Systems, LLC (formerly known as AAS Holdings, LLC), Sportrack, LLC (formerly known as Advanced Accessory Systems,
LLC), Valley Industries, LLC, Brink International BV and Brink BV (the "Borrowers"), the financial institutions listed on the signature pages hereof (the "Lenders") and NBD Bank, as Administrative Agent and Documentation and Collateral Agent, and The Chase Manhattan Bank, as Co-Administrative Agent and Syndication Agent (the "Agents"), under that certain Second Amended and Restated Credit Agreement dated as of August 5, 1997 by and among the Borrowers, the Lenders and the Agents (as amended, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                  WHEREAS, the Borrowers, the Lenders and the Agents have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agents have agreed to the following amendments to the Credit Agreement.

                  1. Amendments to Credit Agreement. Effective as of September 24, 1997 and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

                  1.1 Article I of the Credit Agreement is hereby amended to add alphabetically the following defined terms:

                  "ACQUISITION FACILITY COMMITMENT" means, for each Lender, the obligation of such Lender to make Acquisition Facility Loans not exceeding the amount set forth on Exhibit B to this Agreement opposite its name thereon under the heading "Acquisition Facility Commitment" or in the Assignment Agreement by which it became a Lender, as such amount may be modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable assignment and acceptance.

                  "ACQUISITION FACILITY LOAN" is defined in Section 2.2A hereof.

                  "ACQUISITION FACILITY NOTE" means a note in substantially the form of Exhibit C-1 hereto duly executed by the applicable Borrower and payable to the order of a Lender in the amount of its Acquisition Facility Commitment, including any amendment, restatement, modification, renewal or replacement of such Acquisition Facility Note.

                  "AGGREGATE ACQUISITION FACILITY COMMITMENT" means the aggregate of the Acquisition Facility Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof. The initial Aggregate Acquisition Facility Commitment is Twenty Two Million Dollars ($22,000,000).

                  1.2 Article I of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "Tranche B Term Loans" in the definition of "Applicable Base Rate Margin":

         "or Acquisition Facility Loans".

                  1.3 Article I of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "Tranche B Term Loans" in the definition of "Applicable Eurocurrency Margins":

         "or Acquisition Facility Loans".

                  1.4 Article I of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "Tranche A Term Loan Commitment" in the definition of "Commitment":

         ", Acquisition Facility Commitment,".

                  1.4(A) Article I of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "principal amount of" in the definition of "High Yield Note Agreement":

         "not less than".

                  1.5 Article I of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "Term Loans" in the definition of "Loans":

         ", Acquisition Facility Loans"

and to add the following immediately after the reference to "Section 2.2" in such definition"

         "or Section 2.2A".

                  1.6 Article I of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "Revolving Loan Commitment" in
(ii)(A) of the definition of "Pro Rata Share":

         "and Acquisition Facility Commitment (or, after December 31, 1999, the outstanding principal balance of such Lender's Acquisition Facility Loans)"

and to add the following immediately after the phrase "Aggregate Revolving Loan Commitment" in (ii)(B) of such definition:

"and the Aggregate Acquisition Facility Commitment (or after December 31, 1999, the outstanding principal balance of such Lender's Acquisition Facility Loans)"

"and to add the following immediately after the phrase "such Lender's Term Loans" in (x) of such definition: Acquisition Facility Loans" and to add the following immediately after the phrase "all Term Loans" in (y) of such definition:

         ", Acquisition Facility Loans".

                  1.7 Article I of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "Pro Rata Share of any Revolving Loan" in the definition of "Required Lenders":

         "or Acquisition Facility Loan"

and to add the following phrase immediately after the phrase "Pro Rata Shares of such Revolving Loans" in such definition:

         "or Acquisition Facility Loans".

                  1.8 Article I of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "Tranche B Term Loans" in the definition of "Term Loans":

         "and, after December 31, 1999, the Acquisition Facility Loans".

                  1.9 Article I of the Credit Agreement is hereby amended to add the following definition of "Term Notes":

         "Term Notes means, collectively, the Tranche A Term Notes, the Tranche B Term Notes, and, after December 31, 1999, the Acquisition Facility Notes".

                  1.10 Article I of the Credit Agreement is hereby amended to delete the definition of "Tranche A Pro Rata Share" now contained therein and to substitute the following therefor:

         "'TRANCHE A PRO RATA SHARE' shall mean, at any particular time and with respect to any Lender, a fraction (expressed as a percentage), the numerator of which shall be the then aggregate amount of such Lender's Revolving Credit Commitment (or, if such Commitment has been terminated, the outstanding principal balance of such Lender's Revolving Loans) and Acquisition Facility Commitment (or, after December 31, 1999 or if such Commitment has been terminated, the outstanding principal balance of such Lender's Acquisition Facility Loans) plus the outstanding principal balance of such Lender's Tranche A Term Loans and the denominator of which shall be the then aggregate amount of all Revolving Credit Commitments (or, if such Commitments have been terminated, the outstanding principal balance of all Revolving Loans), Acquisition Facility Commitments (or, after December 31, 1999 or if such Commitments have been terminated, the outstanding principal balance of all Acquisition Facility Loans) and the outstanding principal balance of the Tranche A Term Loans."

                  1.11 Article II of the Credit Agreement is hereby amended by adding the following new Section 2.2A immediately after Section 2.2 and before
Section 2.3:

                  "2.2A Acquisition Facility. Upon the satisfaction of the conditions precedent set forth in Sections 4.1 and 4.2, from and including the date of this Agreement and prior to December 31, 1999, each Lender severally and not jointly agrees, on the terms and conditions set forth in this Agreement, to make revolving loans, in Dollars only, to the applicable Borrower from time to time in an amount not to exceed such Lender's Acquisition Facility Commitment (each individually, an "'ACQUISITION FACILITY LOAN" and collectively, the "ACQUISITION FACILITY LOANS"). Each Advance under this Section 2.2A shall consist of Acquisition Facility Loans made by each Lender ratably in proportion to such Lender's respective Tranche A Pro Rata Share. Subject to the terms of this Agreement, the Borrowers may borrow, repay and reborrow Acquisition Facility Loans at any time prior to December 31, 1999. On December 31, 1999, the Borrower's option to borrow and reborrow Acquisition Facility Loans shall terminate, the Aggregate Acquisition Facility Commitment shall be reduced to zero and the outstanding principal balance of the Acquisition Facility Loans shall be repaid in sixteen (16) equal consecutive quarterly installments of principal, payable on the last Business Day of each fiscal quarter of the Borrower, commencing on December 31, 1999 and continuing thereafter until the Tranche A Term Loan Termination Date, and the Acquisition Facility Loans shall be permanently reduced by the amount of each installment on the date payment thereof is made hereunder. Notwithstanding the foregoing, the final installment shall be in the amount of the then outstanding principal balance of the Acquisition Facility Loans. In addition, the then outstanding principal balance of all Acquisition Facility Loans, if any, shall be due and payable on the Tranche A Term Loan Termination Date."

                  1.12 Section 2.5(B)(i)(d)(I) of the Credit Agreement is hereby amended to insert the following phrase immediately after the phrase "Tranche B Term Loans":

         "and, after December 31, 1999, the Acquisition Facility Loans".

                  1.13 Section 2.5(B)(i)(e) of the Credit Agreement is hereby amended to insert the following phrase immediately after the reference to "Tranche A Term Loans":

         "and, after December 31, 1999, the Acquisition Facility Loans".

                  1.14 Section 2.6 of the Credit Agreement is hereby amended to insert the following phrase after the first reference to "Aggregate Revolving Loan Commitment":

         "or the Aggregate Acquisition Facility Commitment", and to insert at the end of the first sentence the following:

         "and the amount of the Aggregate Acquisition Facility Commitment may not be reduced below the aggregate principal amount of the outstanding Acquisition Facility Loans".

                  1.15 Section 2.7 of the Credit Agreement is hereby amended to insert the following phrase immediately after the phrase "Revolving Loan or Loans":

         "or Acquisition Facility Loan or Loans".

                  1.16 Section 2.8(b)(i) of the Credit Agreement shall be amended to insert immediately after the reference to "Tranche A Term Loans and Revolving Loans" in the pricing grid a reference to the following:

         "and Acquisition Facility Loans".

                  1.17 Section 2.9 of the Credit Agreement is hereby amended to insert the following phrase immediately after the phrase "Aggregate Revolving Loan Commitment":

         "or the unused Aggregate Acquisition Facility Commitment".

                  1.18 Section 2.15(C) of the Credit Agreement is hereby amended to add the following phrase immediately after the phrase "Aggregate Revolving Loan Commitment" in (i)(A):

         "plus the Aggregate Acquisition Facility Commitment (prior to December 31, 1999)"

and to insert immediately after the phrase "Revolving Credit Obligations" in (i)
(B) the following:

         "plus, prior to December 31, 1999, the outstanding principal balance of the Acquisition Facility Loans".

                  1.19 Section 2.22 of the Credit Agreement is hereby amended to add the following immediately after the end thereof:

         "Notwithstanding the foregoing, Comerica Bank may issue commercial Letters of Credit up to an aggregate amount at any one time outstanding of $75,000 for its own account with respect to which the participation provisions of this Section 2.22 shall not apply."

                  1.20 Section 2.25 of the Credit Agreement is hereby amended to add the following immediately after the end thereof:

         "Notwithstanding the foregoing, the Letter of Credit Fee prescribed in this Section 2.25 shall not apply to the commercial letters of credit issued by Comerica Bank for its own account as described in Section
         2.22 and Comerica Bank and the Borrowers shall negotiate separate fee arrangements with respect to such letters of credit and such fees shall be for the account of Comerica Bank."

                  1.21 Section 6.3(D) of the Credit Agreement is hereby amended to add the following new subsection (xii) ad the end thereof:

         "(xii)  Investments made in Permitted Acquisitions".

                  1.22 Section 6.3(G) of the Credit Agreement is here by amended to delete Section 6.3(G)(2) now contained therein and to substitute the following therefor:

         "prior to each such acquisition, Holdings shall deliver to the Administrative Agent a certificate from one of Holdings' Authorized Officers demonstrating to the satisfaction of the Administrative Agent that after giving effect to the transaction or transactions on a pro forma basis using pro forma historical audited and reviewed unaudited financial statements (or other financial statements reasonably acceptable to the Administrative Agent) obtained from the seller on an unadjusted basis (other than one-time adjustments agreed to by the Administrative Agent, such agreement not to be unreasonable withheld) as if the acquisition had occurred in the first day of the twelve-month period ending on the last day of Holdings' most recently completed fiscal quarter, Holdings and its Subsidiaries (a) would have been in compliance with all provisions of Section 6.4 at all times during such twelve-month period and would have maintained a Leverage Ratio at all times prior to January 1, 1998 of less than 5.50 to 1.0; and (b) will be in compliance, based on projections deemed reasonable by the Administrative Agent, with all provisions of Section 6.4 through the first anniversary of such acquisition;"

and is further amended to delete the language now contained in Section 6.3(G)(5)(B) and substitute the following therefor:

         "with respect to acquisitions other than the acquisition of Ellebi, S.A., $5,000,000 if the sources for such purchases are other than as set forth in clause (A) above, unless such acquisition is approved by the Required Lenders"

and is further amended to add a new subsection (6) immediately following subsection (5):

         "(6) if the acquisition is a stock acquisition, the acquisition shall result in a transfer of 100% of the common stock of the company being acquired".

                  1.23 Section 8.2(vi) of the Credit Agreement is hereby amended to insert immediately after each reference to "Revolving Loan Commitment" the following:

         "or its Acquisition Facility Commitment".

                  1.24 Section 8.3(iv) of the Credit Agreement is hereby amended to insert immediately after the phrase "Revolving Loan Commitment" the following:

         "or Acquisition Facility Commitment".

                  1.25 Section 10.9 of the Credit Agreement is hereby amended to insert immediately after the phrase "Revolving Loan Commitment" the following:

         "its Acquisition Facility Commitment".

                  1.26 Section 12.2 of the Credit Agreement is hereby amended to insert immediately after each reference to the phrase "Revolving Loan Commitment" the following:

         "or any Acquisition Facility Commitment".

                  1.27 Section 12.3 of the Credit Agreement is hereby amended to insert immediately after each reference to the phrase "Revolving Loan Commitment" the following:

         "or Acquisition Facility Commitment",

and to insert immediately after the phrase "Aggregate Revolving Loan Commitment" the following:

         ", the Aggregate Acquisition Facility Commitment".

                  2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Agents, (b) the Borrowers shall have raised $100,000,000 through an offering of subordinated notes containing terms substantially identical to those set forth in the Preliminary Offering Memorandum dated September 8, 1997, and (c) the Borrowers shall have paid any fees due and payable pursuant to any applicable fee letter. Upon the satisfaction of the foregoing conditions precedent, this Amendment shall become effective with respect to the amendments set forth in Section 1 above.

                  3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

                  (b) As of September 24, 1997, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in
Article V of the Credit Agreement, as amended hereby, are true and correct in all material respects, except for representations and warranties made with reference to a specific date which representations and warranties are true and correct in all material respects as of such date.

                  4. Reference to and Effect on the Credit Agreement and Security Agreements.

                  (a) Upon the effectiveness of Section 1 hereof, each reference in any Loan Document to such Loan Document or any other Loan Document shall mean and be a reference to the applicable Loan Document as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                            ADVANCED ACCESSORY SYSTEMS, LLC
                                             as a Borrower

                                            By:____________________________
                                            Name:
                                            Title:

                                            SPORTRACK, LLC
                                             as a Borrower
                                            By:  ADVANCED ACCESSORY SYSTEMS, LLC
                                                     Its Manager

                                            By:____________________________
                                            Name:
                                            Title:

                                            VALLEY INDUSTRIES, LLC
                                             as a Borrower
                                            By: ADVANCED ACCESSORY SYSTEMS, LLC
                                                  Its Manager

                                            By:____________________________
                                            Name:
                                            Title:

                                            BRINK INTERNATIONAL BV
                                             as a Borrower

                                            By:____________________________
                                            Name:
                                            Title:

                                            BRINK BV
                                             as a Borrower

                                            By:____________________________
                                            Name:
                                            Title:

                                            NBD BANK
                                             as the Administrative Agent and the
                                             Documentation and Collateral Agent,
                                             and as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            THE CHASE MANHATTAN BANK
                                             as the Co-Administrative Agent and
                                             the Syndication Agent, and as a
                                             Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            FIRST UNION NATIONAL BANK
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:_________________________

                                            THE BANK OF NOVA SCOTIA
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            COOPERATIEVE CENTRALE
                                             RAIFFEISEN-BOERENLEENBANK
                                             B.A., "RABOBANK NEDERLAND",
                                             NEW YORK BRANCH
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:


                                            By:____________________________
                                            Name:
                                            Title:

                                            LASALLE NATIONAL BANK
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            MICHIGAN NATIONAL BANK
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            NATIONAL CITY BANK (CLEVELAND)
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            COMERICA BANK
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            VAN KAMPEN AMERICA CAPITAL
                                            PRIME RATE INCOME TRUST
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            DEBT STRATEGIES FUND, INC.
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                     SENIOR HIGH INCOME PORTFOLIO, INC.
                                      as a Lender

                                     By:____________________________
                                     Name:
                                     Title:

                                     DEEPROCK & CO.
                                     By: Eaton Vance Management
                                         as Investment Advisor

                                         By:____________________________
                                         Name:
                                         Title:

                                     SENIOR DEBT PORTFOLIO
                                     By: Boston Management and Research
                                            as Investment Advisor

                                         By:____________________________
                                         Name:
                                         Title:

                                     MERRILL LYNCH DEBT STRATEGIES
                                     PORTFOLIO
                                     By: Merrill Lynch Asset Management, L.P.,
                                         as Investment Advisor

                                         By:____________________________
                                         Name:
                                         Title:

                                     MERRILL LYNCH PRIME RATE PORTFOLIO
                                     By: Merrill Lynch Asset Management, L.P.,
                                         as Investment Advisor

                                         By:____________________________
                                         Name:
                                         Title:

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 3
                          Dated as of December 29, 1997
                                       to
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                           Dated as of August 5, 1997

                  THIS AMENDMENT NO. 3 ("Amendment") is made as of December 29, 1997 by and among Advanced Accessory Systems, LLC (formerly known as AAS Holdings, LLC), SportRack, LLC (formerly known as Advanced Accessory Systems,
LLC), Valley Industries, LLC, Brink International BV and Brink BV (the "Borrowers"), the financial institutions listed on the signature pages hereof (the "Lenders") and NBD Bank, as Administrative Agent and Documentation and Collateral Agent, and The Chase Manhattan Bank, as Co-Administrative Agent and Syndication Agent (the "Agents"), under that certain Second Amended and Restated Credit Agreement dated as of August 5, 1997 by and among the Borrowers, the Lenders and the Agents (as amended, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                  WHEREAS, the Borrowers, the Lenders and the Agents have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agents have agreed to the following amendments to the Credit Agreement.

                  1. Amendments to Credit Agreement. Effective as of December 29, 1997 and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

                  1.1 Article I of the Credit Agreement is hereby amended to delete the definition of "AAS" now contained therein and to substitute therefor the following definition:

                  "'AAS' means SportRack, LLC, a Delaware limited liability company (formerly known as Advanced Accessory Systems, LLC), and its successors and assigns, including a debtor-in-possession on behalf of AAS."

                  1.2 Article I of the Credit Agreement is hereby amended to delete the definition of "Holdings" now contained therein and to substitute therefor the following:

                  "'HOLDINGS' means Advanced Accessory Systems, LLC, a Delaware limited liability company (formerly known as AAS Holdings, LLC), and its successors and assigns, including a debtor-in-possession on behalf of Holdings."

                  1.3 Section 6.3(A)(f) of the Credit Agreement is hereby amended to add a new subsection (5) at the end thereof:

         "and (5) Brink BV or Brink International to Brink Italia S.r.l. in an amount not to exceed $22,000,000 or the Equivalent Amount thereof, provided that if such

         Indebtedness is evidenced by a note, such note is pledged to the Documentation and Collateral Agent to secure payment of Advances made to non-U.S. Subsidiaries."

                  1.4 Section 6.3(D) of the Credit Agreement is hereby amended to add a new subsection (xiii) at the end thereof:

                  (xiii) Investments made through a purchase of equity or as a contribution to capital by Brink BV or Brink International in Brink Italia S.r.l. provided that any such Investment shall not exceed $10,000,000 or the Equivalent Amount thereof."

                  1.5 Section 6.4(A) of the Credit Agreement is hereby amended to add the following as a new last sentence at the end of the definition of "Capital Expenditures":

         "No portion of the purchase of assets by Brink Italia S.r.l. from Ellebi S.p.A. shall be deemed to be a Capital Expenditure."

                  1.6 Schedule 5.8 of the Credit Agreement is hereby amended to add immediately at the end thereof the following:

         "Brink Italia S.r.l., an Italian corporation."

                  2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Agents. Upon the satisfaction of the foregoing conditions precedent, this Amendment shall become effective with respect to the amendments set forth in Section 1 above.

                  3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

                  (b) As of December 29, 1997, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in
Article V of the Credit Agreement, as amended hereby, are true and correct in all material respects, except for representations and warranties made with reference to a specific date which representations and warranties are true and correct in all material respects as of such date.

                  4. Reference to and Effect on the Credit Agreement and Security Agreements.

                  (a) Upon the effectiveness of Section 1 hereof, each reference in any Loan Document to such Loan Document or any other Loan Document shall mean and be a reference to the applicable Loan Document as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
                                         -2-

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                            ADVANCED ACCESSORY SYSTEMS, LLC
                                             as a Borrower

                                            By:____________________________
                                            Name:
                                            Title:

                                            SPORTRACK, LLC
                                             as a Borrower
                                            By:  ADVANCED ACCESSORY SYSTEMS, LLC
                                                     Its Manager

                                            By:____________________________
                                            Name:
                                            Title:

                                            VALLEY INDUSTRIES, LLC
                                             as a Borrower
                                            By: ADVANCED ACCESSORY SYSTEMS, LLC
                                                     Its Manager

                                            By:____________________________
                                            Name:
                                            Title:

                                            BRINK INTERNATIONAL BV
                                             as a Borrower

                                            By:____________________________
                                            Name:
                                            Title:

                                            BRINK BV
                                             as a Borrower

                                            By:____________________________
                                            Name:
                                            Title:

                                            NBD BANK
                                             as the Administrative Agent and
                                             the Documentation and Collateral
                                             Agent, and as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            THE CHASE MANHATTAN BANK
                                             as the Co-Administrative Agent and
                                             the Syndication Agent, and as a
                                             Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            FIRST UNION NATIONAL BANK
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:_________________________

                                            THE BANK OF NOVA SCOTIA
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            COOPERATIEVE CENTRALE
                                             RAIFFEISEN-BOERENLEENBANK
                                             B.A., "RABOBANK NEDERLAND",
                                             NEW YORK BRANCH
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:


                                            By:____________________________
                                            Name:
                                            Title:

                                            LASALLE NATIONAL BANK
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            MICHIGAN NATIONAL BANK
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            NATIONAL CITY BANK (CLEVELAND)
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            COMERICA BANK
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            VAN KAMPEN AMERICA CAPITAL
                                            PRIME RATE INCOME TRUST
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            DEBT STRATEGIES FUND, INC.
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            SENIOR HIGH INCOME PORTFOLIO, INC.
                                             as a Lender

                                            By:____________________________
                                            Name:
                                            Title:

                                            DEEPROCK & CO.
                                            By: Eaton Vance Management
                                                 as Investment Advisor

                                                 By:____________________________
                                                 Name:
                                                 Title:

                                            SENIOR DEBT PORTFOLIO
                                            By: Boston Management and Research
                                                   as Investment Advisor

                                                 By:____________________________
                                                 Name:
                                                 Title:

                                            MERRILL LYNCH DEBT STRATEGIES
                                            PORTFOLIO
                                            By: Merrill Lynch Asset Management,
                                                L.P., as Investment Advisor

                                                 By:____________________________
                                                 Name:
                                                 Title:

                                            MERRILL LYNCH PRIME RATE PORTFOLIO
                                            By: Merrill Lynch Asset Management,
                                                L.P., as Investment Advisor

                                                 By:____________________________
                                                 Name:
                                                 Title:








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